UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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The Simply Good Foods Company

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

Notice of Annual Meeting of Stockholders
When Thursday, January 18, 2024, at 9:00 a.m. (ET)	Where (Virtual Format Only) virtualshareholdermeeting.com/SMPL2024	Who Stockholders as of the close of business on November 22, 2023
It is my pleasure to invite you to attend The Simply Good Foods Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on Thursday, January 18, 2024, at 9:00 a.m. (ET). We have determined the Annual Meeting will be held entirely online via audio webcast, with no physical in-person meeting. If you plan to participate in the Annual Meeting, please see the “General Information About the Annual Meeting and Voting” section in the attached proxy statement. Stockholders will be able to participate in, vote and submit questions from any location via the internet by visiting www.virtualshareholdermeeting.com/SMPL2024.
Items of Business	Board Recommendation
Proposal 1	FOR EACH NOMINEE
Election of the 12 director nominees
Proposal 2	FOR
Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2024
Proposal 3	FOR
Adoption of the Fourth Amended and Restated Certificate of Incorporation of The Simply Good Foods Company in the form attached as Annex II to the accompanying proxy statement
Proposal 4	FOR
Advisory vote to approve the compensation of our named executive officers
By Order of the Board of Directors,
James M. Kilts
Chairman of the Board of Directors
December [•], 2023
Voting
Registered Stockholders
BY PHONE: Call 1-800-690-6903, and follow the instructions on the proxy card
BY INTERNET: Before the Annual Meeting: proxyvote.com During the Annual Meeting: virtualshareholdermeeting.com/SMPL2024
BY MAIL: If you received your proxy materials by mail, you can vote by mail by signing, dating and mailing the enclosed proxy card.
Beneficial Owners
If your shares are held in the name of a broker, bank, trustee, other nominee or custodian, or other holder of record, you will receive instructions from the broker, bank, trustee, other nominee or custodian, or other holder of record as to how to vote your shares. If you intend to vote at the Annual Meeting, please contact your broker or agent to obtain a valid proxy or broker’s proxy card with your 16-digit control number, which is required to vote during the Annual Meeting.

Our Vision
Lead the nutritious snacking movement with trusted brands that offer a variety of convenient, innovative, great-tasting, better-for-you snacks, meal replacements and other product offerings.
Our Mission
Empower healthy lives through smart and satisfying nutrition.
Our Values
• Act with Integrity • Lead with Innovation • Succeed through Interdependence • Be Empowered • Bring Passion Every Day
Proxy Summary
This summary highlights certain information contained elsewhere in this proxy statement. This is only a summary, so please refer to the full Proxy Statement and the Annual Report for the fiscal year ended August 26, 2023, before you vote. Our latest Annual Report on Form 10-K along with this proxy statement are available at www.thesimplygoodfoodscompany.com/proxy. Our proxy materials will first be made available to stockholders on or about December [•], 2023.
About Us
The Simply Good Foods Company (the “Company,” “Simply Good Foods,” “we,” “us” or “our”) is a consumer packaged food and beverage company that aims to lead the nutritious snacking movement with trusted brands that offer a variety of convenient, innovative, great-tasting, better-for-you snacks, meal replacements, and other product offerings. The product portfolio we develop, market and sell consists primarily of protein bars, ready-to-drink shakes, sweet and salty snacks and confectionery products marketed under the Quest® and Atkins® brand names. Simply Good Foods is poised to expand its wellness platform through innovation and organic growth along with acquisition opportunities in the nutritional snacking space.
With our heritage of science-based nutrition, we are committed to growing our portfolio of nutritious snacking brands. We distribute our products in major retail channels including grocery, club and mass merchandise, as well as through e-commerce, convenience, specialty and other channels. Our strong platform allows us to introduce new products, expand distribution, and appeal to current and potential consumers. We are well-positioned to continue to selectively pursue acquisition opportunities in the nutritious snacking and broader health and wellness food space.
About Our Brands

Grounded by science and more than 100 clinical studies, the Atkins low carb lifestyle has helped millions of people achieve their personal weight management and health goals. Our portfolio of products includes protein bars, ready-to-drink shakes, chips, cookies, confectionary treats and frozen meals to support a low carb/low sugar lifestyle, with 100% free access to all tools including our website, 1600+ recipes, meal planner, mobile app, community forums, and more.

Quest is a brand of tempting, high protein, low carb anytime-foods that provide serious, “Athlete-Worthy” energy-promoting nutrition for all who want their personal quest for better health to be a fun and rewarding experience. Quest offers a diverse array of protein bars, shakes, cookies, chips, crackers and confections that are all rooted in the core principles of great taste, while minimizing net carbs and sugar.

2024 Proxy Statement    1

Our Performance
Key Fiscal Year 2023 Financial Highlights*
$1,242.7M	$133.6M	$245.6M
net sales	net income	Adjusted EBITDA
$1.32	$1.63	$171.1M	0.8x
diluted Earnings Per Share	Adjusted Diluted Earnings Per Share	cash flow from operations	Net Debt to Adjusted EBITDA Ratio
Other 2023 Business Highlights
Strong Cash Generation
Our asset-light, outsourced manufacturing business model continues to be a competitive advantage. In fiscal year 2023, we generated steady cash flow from operations of $171.1 million. During the year, we paid down $121.5 million of our term loan debt, and at the end of fiscal year 2023 the outstanding principal balance was $285 million, we had cash and cash equivalents of $87.7 million, and our trailing 12-month Net Debt to Adjusted EBITDA ratio was 0.8x*.
Increasing Market Performance in Attractive Nutritional Snacking Category
Our total Simply Good Foods market performance within the total nutritional snacking category, in the combined measured and unmeasured channels, increased 13%. This is based on IRI Multi-outlet plus Convenience Stores (IRI-MULO+C store) retail takeaway data for measured channels and our internal data for unmeasured channels. Quest and Atkins continue to be leaders in their respective subsegments of active nutrition and weight management with top tier performance versus competitor brands. Specifically, Quest fiscal year 2023 retail takeaway in measured and unmeasured channels grew about 24% compared to fiscal year 2022. Atkins total retail takeaway in measured and unmeasured channels was up about 1% in fiscal year 2023 despite contraction in the weight loss subsegment of the category. We believe the long-term growth outlook for the nutritional snacking category is strong. We also believe current low household penetration coupled with consumer interest in snacking and wellness, provide tailwinds for future growth.
Supply Chain Excellence
Our supply chain team performed well and customer service levels improved during fiscal year 2023. Our team’s collaborative work with suppliers, contract manufacturers and distributors enabled us to service our retail and e-commerce customers at expected levels.
Robust Innovation
A portion of our sales is driven by new products, and we believe innovation is, and will continue to be, an important component of our business. In fiscal year 2023, we continued to build a robust pipeline of innovation across both of our brands. These new products are now available, or will be available in fiscal year 2024, and we believe these new products position us for continued market share gains in fiscal year 2024 and beyond. We believe the diversification of our business across brands, product forms and retail channels provides us with multiple ways to win in the marketplace.
*
Adjusted EBITDA, Adjusted Diluted Earnings Per Share and Net Debt to Adjusted EBITDA are non-GAAP financial measures. Please refer to Annex III for an explanation and reconciliation of these non-GAAP financial measures.

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Our Compensation Practices
We believe compensation should be structured to ensure that a significant portion of the total compensation opportunity for our named executive officers is directly related to our performance and other factors that directly and indirectly influence stockholder value. The Compensation Committee has continued to demonstrate its pay-for-performance philosophy and alignment of executive and stockholder interests in setting executive compensation by continuing to weight compensation toward performance-based pay.

2024 Proxy Statement    3

Our Corporate Governance
Governance Practices
Our Corporate Governance policies reflect the following best practices.
INDEPENDENCE	OVERSIGHT & ACCOUNTABILITY	COMPENSATION CONTROLS

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More than 80% of directors are independent

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Chairman of the Board of Directors (the “Board”) is independent

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All members of the Compensation, Audit Corporate Responsibility and Sustainability and Nominating and Corporate Governance Committees are independent

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Compensation consultant is independent

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All directors stand for election annually

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Majority vote director resignation policy for uncontested elections

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Third-party anonymous ethics reporting hotline

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Frequent engagement by management with institutional stockholders

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Executive sessions of non-management directors at each Board meeting

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Board oversight of risk and risk management

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Audit Committee oversight of food safety and cybersecurity risks

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Separate Corporate Responsibility and Sustainability Committee for oversight of environmental, social and governance (“ESG”) matters

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Annual Board and committee self-assessments

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Robust director and executive officer stock ownership guidelines

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No hedging or pledging permitted by executive officers and directors

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Compensation policies and programs that discourage excessive risk-taking

Snapshot of Our Current Board as of the Annual Meeting

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EXPERIENCE

Number of Directors

FINANCE, ACCOUNTING OR FINANCIAL REPORTING
12
OTHER PUBLIC COMPANY BOARD SERVICE
9
CORPORATE GOVERNANCE
12
FOOD INDUSTRY EXPERIENCE
12
EXECUTIVE LEADERSHIP
11
GLOBAL BUSINESS
12
MARKETING/ SALES
8
MERGERS/ ACQUISITIONS
12
ESG
6
DIGITAL/ E-COMMERCE
3
CYBERSECURITY
1

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Our Board of Directors
Director Name Principal Occupation	Independent	Other Current Public Boards	Audit	Compensation	Corporate Responsibility and Sustainability	Nominating and Corporate Governance
Directors standing for re-election at the Annual Meeting:
Clayton C. Daley, Jr. Former CFO and Vice Chairman of Procter & Gamble Age: 72 Director Since: 2017	●	0	M	C
Nomi P. Ghez Current Co-founding partner of Circle Financial Group, LLC Age: 77 Director Since: 2017	●	0	M			C
Michelle P. Goolsby Former senior executive of Dean Foods Company Age: 65 Director Since: 2019	●	0	M		C	M
James M. Kilts (Chairman of the Board) Current Chairman of the Board of Directors of The Simply Good Foods Company, Partner of Centerview Capital Consumer Age: 75 Director Since: 2017	●	2				M
Robert G. Montgomery Current Founder and Principal of Montgomery Consulting Solutions and former EVP at Birds Eye Foods, Inc. Age: 70 Director Since: 2017	●	0		M	M
Brian K. Ratzan Current Partner of Centerview Capital Consumer Age: 53 Director Since: 2017	●	1		M
David W. Ritterbush Current CEO of Califia Farms, LLC Age: 57 Director Since: 2019	●	0			M
Joseph E. Scalzo (Executive Vice Chairman) Current Executive Vice Chairman of the Board of The Simply Good Foods Company; former President and CEO of The Simply Good Foods Company Age: 65 Director Since: 2017		2
Joseph J. Schena (Audit Committee Financial Expert) Former Chief of Staff at Cohen Enterprises Age: 65 Director Since: 2021	●	0	C
Geoff E. Tanner Current President and Chief Executive Officer of The Simply Good Foods Company Age: 50 Director since 2023		0
David J. West Current Partner of Centerview Capital Consumer Age: 60 Director Since: 2017	●	2		M
James D. White Owner of Culture Design Lab and Former Chairman, President and CEO of Jamba Inc. Age: 63 Director Since: 2019	●	3		M		M
C = Committee Chairperson
M = Committee Member

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Our Stockholder Engagement
We believe that maintaining positive relationships with our stockholders is critical to our long-term success. We value the views of our stockholders, and we solicit stockholder input regarding our Company throughout the fiscal year.
WHO WE CONTACTED	HOW WE ENGAGED	TOPICS
In fiscal year 2023, Company representatives were in contact with most of our top 25 largest stockholders representing approximately 52% of our total shares outstanding.
We participate in various investor conferences throughout the year, such as the Stephens Inc. Annual Investment Conference, the Goldman Sachs Global Staples Forum and the Stifel Nicolaus 2023 Cross Sector Insight Conference. In addition, from time to time, primarily after our quarterly earnings press release has been issued, our management participates in various investor meetings either scheduled by us or coordinated by various analysts.
We discussed many aspects of our business, including: • financial and marketplace performance; • governance structure; • executive compensation; and • ESG initiatives.
Say-on-Pay

At our annual meeting of stockholders in January 2023, we held our annual advisory vote to approve the compensation of our named executive officers. The fiscal year 2022 compensation of our named executive officers reported in our 2023 proxy statement was approved by 99.3% of the votes cast at the 2023 annual meeting of stockholders. Our Compensation Committee believes this affirms our stockholders’ support of our approach to executive compensation, and, as a result, the Compensation Committee did not make any significant changes to our executive compensation program for fiscal year 2023.

Our Corporate Responsibility and Integrity
At Simply Good Foods, we take great pride in operating with high ethical standards. Our stakeholders expect us to continue to uphold high standards of conduct, and we expect all our business partners to do the same. As a food company, it is imperative that we supply reliable and high-quality products, ingredients and materials that meet all applicable quality and food safety standards, and that we ensure vigorous food-safety and quality control systems are in place.
Simply Good Foods is a steadfast champion of consumer health and wellness and has supported millions of people on their health journeys by, among other things, supporting high-quality nutrition research, increasing nutrition awareness through free education and nutrition-related tools, offering great-tasting snacks and meal replacements along with over 1,000 free recipes, being involved in our local communities, and promoting active living.
We approach ESG in a way that fuels business growth and profitability with smart investments in key social and environmental initiatives. Every day, we aim to be faster, better and more innovative than the competition while also delighting consumers. We seek to do this by behaving in a way that advances positive contributions within our communities and for our employees, partners, consumers and the environment.
During fiscal year 2023, we published our first Impact Report, which is available publicly and which we intend to update annually.

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As stated in our Impact Report, we follow a “simple” approach to ESG:
Environmental
We always first look for the “AND” — how can we make good business decisions AND positively affect (or aim to minimize any negative effect on) the environment. We understand smart investments will be required to advance our ESG goals over time.
Social
We seek to always do the right thing for our employees, consumers and communities. We focus on health equity and the science of good nutrition because we understand the positive effect our nutrition philosophy and products can have on our consumers’ lives. We aim to educate and advocate for proven nutrition approaches that lead to greater health outcomes.
Governance
We organize and execute on our key priorities in an ethical and thoughtful way that makes compliance the floor not the ceiling. We embrace corporate governance best practices and we seek to provide a clear picture to our stakeholders of our various business priorities, including key ESG initiatives.

Health & Safety / Reporting
Our focus is on providing safe and healthy working environments for all employees and consultants. Our employees are encouraged to take proactive measures toward accident prevention and safety. Employees have the right to refuse and report any unsafe or unhealthy working conditions. We aim to meet or exceed applicable laws and industry standards regarding safe and healthy working conditions.
Human Rights & Employment Practices
Simply Good Foods supports a diverse and inclusive workforce. We aim to treat employees with respect and dignity, and to promote a work environment that is free of discrimination, harassment, forced labor or abuse of any kind.
Environmental Matters
At Simply Good Foods, one of our goals is to work to reduce the adverse environmental effects from our operations. In addition to complying with all applicable environmental laws, we aim to continually improve upon our environmental performance and to conduct our operations in a way that reduces adverse effects on the environment, particularly regarding water usage, energy usage, emissions and solid waste.

8    2024 Proxy Statement

Board of Directors and Corporate Governance
Overview
We are dedicated to our goal of creating long-term stockholder value. It is our policy to conduct our business with integrity and with an unrelenting passion for providing value to our customers and consumers. All our corporate governance materials, including our code of conduct, our corporate governance guidelines, and the charters adopted by the Audit, Compensation, Corporate Responsibility and Sustainability and Nominating and Corporate Governance Committees, are published under the “Corporate Governance” section within the “Investors” portion of our website at www.thesimplyfoodgoodscompany.com. Information on our website does not constitute part of this proxy statement. Our Board regularly reviews these materials, Delaware law, Nasdaq listing standards and SEC rules and regulations, as well as best practices suggested by recognized governance authorities, and modifies our corporate governance materials as it deems warranted.
We were formed on March 30, 2017, to consummate a business combination between Conyers Park Acquisition Corp. (“Conyers Park”) and NCP-ATK Holdings, Inc. (“Holdings”), which occurred on July 7, 2017 (the “Business Combination”). As a result of the Business Combination, Simply Good Foods owns all the equity interests of Holdings. Certain aspects of our corporate governance, described in more detail below, were established as part of the Business Combination.
Board of Directors
Our amended and restated certificate of incorporation (our “Certificate”) dictates that all directors are elected for one-year terms. As a result, at the Annual Meeting all the seats on our Board are up for election.
Except as otherwise provided by law and subject to the terms of the investor rights agreement (the “Investor Rights Agreement”) entered into between the Company and Conyers Park Sponsor, LLC (“Conyers Park Sponsor”) as part of the Business Combination, and any other rights of any class or series of preferred stock that may be issued in the future, vacancies on our Board (including a vacancy created by an increase in the size of the Board) may be filled only by the remaining directors. See “Certain Relationships and Related Person Transactions — Investor Rights Agreement” below for additional information on certain director nomination rights.
Our Corporate Governance Guidelines provide that a director shall not be eligible to stand for reelection if that director reaches their 78th birthday prior to the next director election. A director, however, may serve out the current term following the 78th birthday.
Director Independence
Nasdaq listing standards require a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of our Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board conducts an annual assessment of the independence of each member of our Board, taking into consideration all relationships between the Company and/or our officers, on the one hand, and each director on the other, including the director’s commercial, economic, charitable and family relationships, and such other criteria as our Board may determine from time to time.
Our Board has determined that Mses. Ghez and Goolsby and Messrs. Kilts, Daley, Montgomery, Ratzan, Ritterbush, Schena, West and White are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. In making its independence determinations, the Board considered whether any of the directors was or is a party to certain types of relationships and transactions. See “— Review of Related Person Transactions” below.
Joseph E. Scalzo and Geoff E. Tanner were each determined not to be an independent director because Mr. Scalzo currently serves as our Executive Vice Chairman and is our former President and Chief Executive Officer and Mr. Tanner is our current President and Chief Executive Officer.
Board Leadership Structure
Our Board does not have a formal policy requiring the separation of the roles of Chief Executive Officer and Chairperson of the Board. The Board believes it is in our best interests to make that determination based on circumstances from time to
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time. Currently, our Chairman of the Board is not an officer of the Company. The Chairman of the Board chairs the meetings of our Board and meetings of our stockholders, with input from the Executive Vice Chairman and the Chief Executive Officer. The Executive Vice Chairman works with the Chief Executive Officer to develop and gain approval from the Board of our growth strategy and works with the Chief Executive Officer and the Chief Financial Officer in coordinating our activities with key external stakeholders and parties. These activities include corporate governance matters, investor relations, financing, and mergers and acquisitions.
Our Board believes that our current leadership structure and the composition of our Board protect stockholder interests and provide adequate independent risk management and other oversight of our business, while also providing outstanding leadership and direction for our Board and management. More than a majority of our current directors are “independent” under Nasdaq standards, as more fully described above.
The independent directors of the full Board, and the Audit, Compensation, Corporate Responsibility and Sustainability and Nominating and Corporate Governance Committees are all comprised of independent directors. The full Board and each of the Board’s committees meet in executive sessions, without management present, during each regularly scheduled Board or committee meeting and are very active in the oversight of the Company. Each independent director can add items to the agenda for Board meetings or raise subjects for discussion that are not on the agenda for that meeting. In addition, our Board and each Board committee has complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as they deem appropriate.
Annual Evaluations of the Board and Board Committees; New Board Member Orientation
Each year, through the Nominating and Corporate Governance Committee, the Board and each Board committee conducts self-evaluations to assess their respective performance and consider potential areas of improvement. The assessments focus on the effectiveness of the Board and each Board committee, assessed against their respective responsibilities as set forth in the Board’s Governance Guidelines and each committee charter. Directors consider matters such as fulfillment of the Board’s and their individual primary responsibilities, effectiveness of discussion and debate at meetings, the quality and timeliness of Board and Board committee materials and presentations, the composition of the Board and each Board committee (including experience, skills and independence of members), and effectiveness of the Board’s and each Board committee’s processes. Responses are reviewed and shared with the Chairman of the Board and the entire Board for the Board’s evaluation and the chairs of the respective Board committees and the committee members for the committees’ evaluations, and appropriate responsive actions considered as necessary. We conduct an orientation program for new directors as soon as practical following their joining the Board. This orientation includes presentations and written information to familiarize new directors with our corporate governance, strategic plans, financial reporting, principal officers, auditing processes, risk assessment and such other topics as the Board and/or the Chief Executive Officer feel are appropriate.
Review of Related Person Transactions
Our Audit Committee must review and approve any related person transaction into which we enter. The Audit Committee’s charter and our Related Party Transactions Policy detail the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of us and our stockholders.
Any potential related party transaction that is brought to the Audit Committee’s attention will be analyzed by the Audit Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At its meetings or in the interim as necessary, the Audit Committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction and the benefits to us and to the relevant related party.
In determining whether to approve a related party transaction, the Audit Committee must consider to the extent relevant, among others, the following factors:
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whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;

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whether there are business reasons for us to enter into the transaction;

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whether the transaction would impair the independence of an outside director;

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whether the transaction would present an improper conflict of interest for any director or executive officer; and

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any pre-existing contractual obligations.

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Any member of the Audit Committee who has an interest in the transaction under discussion must abstain from any voting regarding the transaction, but may, if requested by the Chair of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the transaction. Upon completion of its review of the transaction, the Audit Committee may determine to permit or to prohibit the transaction. For more information about our related party transactions, see “Certain Relationships and Related Party Transactions,” below.
Role of the Board in Risk Oversight
Members of the Board have an active role, as a whole and at the Board committee level, in overseeing management of the Company’s risk. While the Board is ultimately responsible for overall risk oversight at our Company, our four Board committees assist the full Board in fulfilling its oversight responsibilities in certain areas of risk. From time to time, the risk areas described below that are primarily assigned to a Board committee are discussed by the full Board.
The Audit Committee has primary responsibility for reviewing and discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, and for monitoring the Company’s major financial risk exposures and the steps the Company has taken to monitor and control such exposures. In connection with its risk assessment and management responsibilities, the Audit Committee oversees risks related to food safety, cybersecurity and other risks relevant to our computerized information system controls and security. As part of this responsibility, an annual risk assessment is conducted by management and presented to the Audit Committee for its review. The results of this assessment are then shared with the full Board and each of the other Board committees for those topics covered by the committee’s respective charter. In addition, the meeting materials for each regularly scheduled Board meeting include an update of management’s annual risk assessment, which is overseen by the Audit Committee. The Audit Committee also is charged with overseeing risks with respect to our Related Party Transactions Policy as noted above, and with any potential conflicts of interest with directors and director nominees.
The Compensation Committee is charged with ensuring that our compensation policies and procedures do not encourage risk taking in a manner that would have a material adverse effect on the Company.
The Corporate Responsibility and Sustainability Committee is charged with management development and evaluating ESG matters that are relevant and material to us.
The Nominating and Corporate Governance Committee is charged with overseeing the process of conducting management succession planning and evaluating changes to our corporate governance structures.
Each Committee reports its findings to the full Board for consideration.
Communications with the Board
If stockholders or other interested parties wish to contact any member of our Board, they may write to the Board or to an individual director in care of the Corporate Secretary at The Simply Good Foods Company, 1225 17th Street, Suite 1000, Denver, Colorado 80202; or through our third-party ethics and compliance reporting website at SimplyGoodFoods.Ethicspoint.com. Relevant communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communication. Communications that are unrelated to the duties and responsibilities of the Board will not be forwarded, such as business solicitations or advertisements, junk mail, mass mailings and spam, new product suggestions, product complaints or inquiries, resumes and other forms of job inquiries, or surveys. In addition, material that is threatening, illegal or similarly unsuitable will be excluded. Any communication that is screened as described above will be made available to any director upon his or her request.
Process for Recommending or Nominating Potential Director Candidates
Subject to certain investor rights under the Investor Rights Agreement, the Nominating and Corporate Governance Committee, with the input of the Chief Executive Officer, is responsible for recommending nominees for Board membership to fill vacancies or newly created positions, and for recommending the persons to be nominated for election at the Annual Meeting. In connection with the selection and nomination process, the Nominating and Corporate Governance Committee reviews the desired experience, skills, diversity and other qualities to ensure appropriate Board composition, considering the current Board members and the specific needs of the Company and the Board. In connection with the process of nominating incumbent directors for re-election to the Board, the Nominating and Corporate Governance Committee also considers the director’s tenure on and unique contributions to the Board.

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The Nominating and Corporate Governance Committee may retain, as appropriate, search firms to assist in identifying qualified director candidates. The Nominating and Corporate Governance Committee will generally look for individuals who have displayed high ethical standards, integrity, sound business judgment and a willingness to devote adequate time to Board duties. The Nominating and Corporate Governance Committee will request that any search firm that the Nominating and Corporate Governance Committee engages include candidates with diversity of gender, race, ethnicity and culture in its list of potential director candidates.
The Nominating and Corporate Governance Committee continually reviews Board composition and potential additions while striving to maintain and grow a diverse and broad skill set that complements the business. The Nominating and Corporate Governance Committee has adopted nominating criteria guidelines that include understanding operations, marketing, finance or other aspects relevant to the success of a publicly traded company in today’s business environment, with broad experience in relevant disciplines. The Nominating and Corporate Governance Committee may consider certain factors related specifically to our business, including, but not limited to:
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knowledge of consumer-packaged goods/food products industries, particularly in branded food, nutrition and snacking, but principally in industries oriented to consumer products;

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accounting or related financial management expertise;

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experience executing growth and merger and acquisition strategies, to support the strategic plan for the Company;

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international exposure and diversity of cultural background and experience with global markets, because the Company operates in a number of countries;

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leadership experience at an executive level with understanding of the development and implementation of strategies; and

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high-level marketing and social media experience.

The Nominating and Corporate Governance Committee has not assigned specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. In the evaluation of potential new candidates, the Nominating and Corporate Governance Committee considers each candidate’s qualifications in light of the then-current mix of Board attributes, including diversity. Continuing directors are evaluated by the Nominating and Corporate Governance Committee in the same way, including the continuing director’s past contributions to the Board in such evaluation.
Although the Board does not have a formal policy specifying how diversity of background and personal experience should be applied in identifying or evaluating director candidates, to help ensure the Board remains aware of and responsive to the needs and interests of our customers, stockholders, employees and other stakeholders, the Board believes it is important to identify qualified director candidates who would increase the gender, racial, ethnic and/or cultural diversity of the Board. Similarly, we believe a Board made up of highly qualified individuals from diverse backgrounds is important to the success of the business, in addition to promoting better corporate governance and performance and effective decision making. Accordingly, when evaluating the current directors and considering the nomination of new directors, the Nominating and Corporate Governance Committee makes an effort to ensure the composition of the Board reflects a broad diversity of experience, profession, expertise, skill, and background, including gender, racial, ethnic, and/or cultural diversity. Consistent with the Board’s goal of enhancing the Board’s diversity of experience, skills, and background, the Board appointed Ms. Goolsby and Mr. White to the Board in 2019, and the Board believes these directors have provided valuable experience and insight, along with additional diversity to the Board. The Board and the Nominating and Corporate Governance Committee are committed to ensuring the Board functions effectively and with appropriate diversity and expertise, including women and minorities. Accordingly, approximately 25% of our directors were women or minorities during fiscal year 2023. Nominees are not discriminated against on the basis of race, religion, national origin, disability or sexual orientation. The Board and the Nominating and Corporate Governance Committee are committed to continue to seek female and minority candidates to join the Board.
Although the Board does not have a formal policy regarding director candidates recommended by stockholders, stockholders may recommend individuals to the Board for nomination and also have the right under our Second Amended and Restated Bylaws (the “Bylaws”) to nominate directors, which is why the Board believes it is appropriate not to have such a policy. Stockholders may recommend individuals to the Board for consideration as potential director candidates by submitting candidates’ names, appropriate biographical information (including age, business address and residence address, principal occupation or employment and relevant experience), the class or series and number of shares of capital stock of the Company which are directly or indirectly owned beneficially or of record by the candidate, the date such shares were acquired and the investment intent of such acquisition and any other information relating to the candidate that would be required to be disclosed in a proxy statement or other similar filing to our principal executive offices at:

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Corporate Secretary c/o The Simply Good Foods Company 1225 17th Street, Suite 1000 Denver, Colorado 80202
Assuming the appropriate information has been provided, the Board will evaluate stockholder recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the Board determines to nominate a stockholder recommended candidate and recommends their election to the Board, then their name will be included in the proxy statement for the next annual meeting of stockholders.
In order for stockholders to nominate director candidates under our Bylaws, our Bylaws require that we be given advance written notice of stockholder nominations for election to the Board. Such nomination must contain the information required by our Bylaws with respect to the nominee and the stockholder. To be timely, a stockholder’s notice must be delivered to our Corporate Secretary, in the case of an annual meeting, not earlier than the 120th day and no later than the 90th day prior to the first anniversary of the date of the preceding year’s annual meeting.
Succession Planning and Management Development
The Board supports the development of the Company’s executive talent, especially the Chief Executive Officer and the senior leaders of the Company, because continuity of strong leadership at all levels of the Company is part of the Board’s mandate for delivering strong performance to stockholders. To further this goal, the executive talent development and succession planning process is overseen by the Nominating and Corporate Governance Committee pursuant to its charter. The Nominating and Corporate Governance Committee is charged with developing and recommending to the Board the approval of an executive officer succession plan. The Nominating and Corporate Governance Committee is also responsible for implementing the succession plan by developing and evaluating potential candidates for executive positions, and periodically reviewing the succession plan.
The Compensation Committee also indirectly supports the succession planning process through its annual approval of compensation targets and achievement of goals for incentive compensation payments.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee during fiscal year 2023: (i) was, at any time during fiscal year 2023, an officer or employee of Simply Good Foods, (ii) was formerly an officer of Simply Good Foods, other than Mr. West and Mr. Ratzan (Mr. West served as the Chief Executive Officer of Conyers Park and Mr. Ratzan served as the Chief Financial Officer of Conyers Park from its formation in April 2016 until the consummation of the Business Combination in July 2017), or (iii) had any relationship requiring disclosure by Simply Good Foods under Item 404 of Regulation S-K. No executive officer of Simply Good Foods during fiscal year 2023 served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, or as a director of another entity, where one of the other entity’s executive officers served on the Compensation Committee of Simply Good Foods or as a director of Simply Good Foods.
Anti-Hedging and Pledging Policy
Our Insider Trading Policy prohibits our officers, directors and all other employees from engaging in any of the following practices.

pledging any of our securities as collateral for a loan	buying or selling put or call positions or other derivative positions in our securities
holding our securities in a margin account	entering into hedging or monetization transactions or similar arrangements with respect to our securities engaging in short sales
Code of Conduct
We maintain a Code of Conduct that applies to all our directors, executive officers and employees and a code of ethics for our senior financial officers. We refer to these documents together as our “Code of Conduct.” Our Code of Conduct is

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posted on our corporate website at www.thesimplygoodfoodscompany.com and can be accessed by clicking on the “Investors” link followed by the “Corporate Governance” link. Any amendments to or waivers of our Code of Conduct relating to our directors or executive officers that are required to be disclosed also will be posted on our website. Our compliance officer oversees our ethics and compliance program and provides regular reports to each of the Audit Committee and the Nominating and Corporate Governance Committee on the program’s effectiveness and the status of any reports or complaints made under the Code of Conduct reporting procedures.
Director and Executive Officer Stock Ownership Guidelines
For information on our stock ownership guidelines which apply to our non-employee directors and our executive officers and senior team members, please see “Compensation Discussion and Analysis — Corporate Governance Policies — Stock Ownership Guidelines,” below.
Recoupment (“Clawback”) Policies
The Board originally adopted a clawback policy in July 2019 that applies to certain incentive compensation for our executive officers and other employees paid or awarded after July 2019. In compliance with updated Nasdaq listing requirements, we adopted a new clawback policy effective October 2, 2023, for incentive compensation paid or awarded on after October 2, 2023 (the “Rule 10D-1 Incentive Compensation Recovery Policy”). As part of adopting the Rule 10D-1 Incentive Compensation Recovery Policy, the Board amended and restated its existing clawback policy to apply to certain incentive compensation not otherwise covered by the Rule 10D-1 Incentive Compensation Recovery Policy (the “General Clawback Policy”).
The Rule 10D-1 Incentive Compensation Recovery Policy provides that in the event of an Accounting Restatement, the Company will recover reasonably promptly the amount of any Erroneously Awarded Compensation Received by an Executive Officer during the Recovery Period. A copy of this policy has been included in this Proxy Statement as Annex I.
The General Clawback Policy provides that in the event the Board determines, in its sole discretion, that one of our executive officers or other employees subject to the policy committed an act or omission during the course of their employment with us that gives rise to a material adverse effect on our financial condition or reputation, and such act or omission (i) constituted willful, knowing or intentional violation of any of our rules or any applicable legal or regulatory requirements, or (ii) constituted fraud or other illegal conduct, then the Board shall determine whether we should seek to recover from that executive officer or employee up to 100% (as determined by the Board in its sole discretion as appropriate based on the conduct involved) of the incentive compensation received by that executive officer or employee during the three completed fiscal years immediately preceding the date the Board becomes aware of such material adverse effect. The General Clawback Policy includes language to prohibit the recovery of the same incentive compensation for the same events under both policies.
For purposes of the General Clawback Policy, incentive compensation means any compensation that is granted, earned or vested based wholly or in part on the attainment of a financial reporting or stock price measure determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements, including annual bonuses and other short- and long-term cash incentives and equity-based awards.

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Director Compensation
The objectives of our director compensation program are to offer compensation that is competitive with the compensation paid by peer companies so that we may attract and retain qualified candidates for Board service and to reinforce our practice of encouraging stock ownership by our directors. The Compensation Committee regularly reviews the compensation paid to non-employee directors and recommends changes to the Board, as appropriate. After consultation with Mercer (US) Inc. (“Mercer”), the Compensation Committee’s independent compensation consultant, the Board approved a director compensation program in line with competitive non-employee director compensation levels of our peer companies. Effective for fiscal year 2023, our director compensation program consisted of the following:

Annual Board Service	Cash Retainer	$85,000
	Restricted Stock Units(1)	$115,000
Board and Committee Chair Cash Retainer	Chair of the Board	$90,000
	Audit Committee	$10,000
	Compensation Committee	$10,000
	Corporate Responsibility and Sustainability	$10,000
	Nominating and Corporate Governance Committee	$10,000

(1)
The restricted stock units (“RSUs”) vest one year from the grant date, subject to such director’s continued service as of the vesting date. Each RSU entitles the director to one share of our common stock and will be payable and settled at the time of vesting.

Director Compensation Table
The table below sets forth information concerning the compensation of our non-employee directors who served in fiscal year 2023. In addition to the amounts shown below, we also reimburse directors for travel expenses and other out-of-pocket costs incurred in connection with their attendance at meetings. Messrs. Joseph Scalzo and Geoff Tanner do not receive separate compensation for their service as director.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
James M. Kilts	175,000.00	114,997.73	289,997.73
Clayton C. Daley, Jr	95,000.00	114,997.73	209,997.73
Nomi P. Ghez	95,000.00	114,997.73	209,997.73
Michelle P. Goolsby	95,000.00	114,997.73	209,997.73
Robert G. Montgomery	85,000.00	114,997.73	199,997.73
Brian K. Ratzan	85,000.00	114,997.73	199,997.73
David W. Ritterbush	85,000.00	114,997.73	199,997.73
Joseph J. Schena	95,000.00	114,997.73	209,997.73
David J. West	85,000.00	114,997.73	199,997.73
James D. White	85,000.00	114,997.73	199,997.73

(1)
The amounts included under the “Stock Awards” column reflect the aggregate grant date fair value of the RSU awards granted to each non-employee director, computed in accordance with Financial Standards Accounting Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, excluding the effect of any estimated forfeitures. Information about the assumptions used to calculate the grant date fair value of these awards can

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be found in Note 13 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended August 26, 2023.
Outstanding Equity Awards at Fiscal-Year End
The following table presents the number of outstanding RSUs held by each director as of August 26, 2023. None of the directors hold stock options.
Director	Number of Shares Subject to Outstanding RSUs as of August 26, 2023(1)
James M. Kilts	3,889
David J. West	3,889
Clayton C. Daley, Jr	3,889
Nomi P. Ghez	3,889
Michelle P. Goolsby	3,889
Robert G. Montgomery	3,889
Brian K. Ratzan	3,889
David W. Ritterbush	3,889
Joseph J. Schena	3,889
James D. White	3,889

(1)
The RSUs vest in full one year after grant.

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Meetings and Committees of the Board
Our Board has established certain committees to assist in the performance of its various functions. All Board committee members are appointed by our Board upon recommendation of the Nominating and Corporate Governance Committee, subject to the Investor Rights Agreement.
Our Board has affirmatively determined, upon recommendation of the Nominating and Corporate Governance Committee, that all of the members of our Audit, Compensation and Nominating and Corporate Governance Committees are independent as defined under the Nasdaq listing standards. The Board also has determined that all members of the Audit Committee meet the independence requirements contemplated by the Nasdaq listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, in determining the independence of all members of our Compensation Committee, the Board took into account the additional independence considerations required by the Nasdaq listing rules and Rule 10C-1 of the Exchange Act relating to Compensation Committee service.
Our Board typically meets on a quarterly basis and holds special meetings as necessary. In fiscal year 2023, our Board met five times. Directors are required to regularly attend Board meetings and meetings of the committees on which they serve, unless unforeseen circumstances prevent them from doing so. In fiscal year 2023, all directors attended at least 75% of the total number of meetings of the Board (held during the period for which they have been a director) and the total number of meetings held by all committees of the Board on which they served (during the periods that they served). While we do not have a formal policy requiring our directors to attend stockholder meetings, our directors are invited and encouraged to attend all meetings of stockholders. All of our directors at the time attended the 2023 Annual Meeting of Stockholders.
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The chart below lists the committees of our Board and indicates who currently serves on those committees.

Audit Committee	Compensation Committee	Corporate Responsibility and Sustainability Committee	Nominating and Corporate Governance Committee
Joseph J. Schena (Chair)*	Clayton C. Daley, Jr (Chair)	Michelle P. Goolsby (Chair)	Nomi P. Ghez (Chair)
Clayton C. Daley, Jr	David J. West	Robert G. Montgomery	James M. Kilts
Nomi P. Ghez	Robert G. Montgomery	David W. Ritterbush	Michelle P. Goolsby
Michelle P. Goolsby	Brian K. Ratzan		James D. White
James D. White
* Audit Committee Financial Expert
The responsibilities of each of our Board committees are summarized below. Each of the Board committees operates under a written charter; has authority to retain independent legal, accounting or other advisors, at our expense; makes regular reports to the Board; and reviews its own performance annually.
Audit Committee
Meetings: 4 Chair: Joseph J. Schena Other Members: • Clayton C. Daley, Jr. • Nomi P. Ghez • Michelle P. Goolsby
Key Responsibilities:
•
perform the Board’s oversight responsibilities as they relate to the Company’s accounting policies and internal controls, financial reporting practices, legal and regulatory compliance and the audit of the Company’s financial statements

•
maintain a line of communication between the Board and the Company’s financial management

•
primary responsibility for reviewing and discussing the Company’s policies with respect to risk assessment and risk management

•
oversee risks related to food safety, cybersecurity and other risks relevant to our computerized information system controls and security

•
oversee risks with respect to our Related Party Transactions Policy and any potential conflicts of interest with directors and director nominees

•
prepare the report to be included in the Company’s annual proxy statement

The Audit Committee also evaluates, at least annually, the qualifications, performance and independence of our independent auditors, including an evaluation of the lead audit partner. The Board has determined that each member of the Audit Committee qualifies as an independent director according to Nasdaq rules and the rules and regulations of the SEC with respect to audit committee membership, and that Mr. Schena qualifies as an “audit committee financial expert,” as such term is defined in Item 401(d)(5)(ii) of Regulation S-K.

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Compensation Committee
Meetings: 6 Chair: Clayton C. Daley, Jr. Other Members: • David J. West • Robert G. Montgomery • Brian K. Ratzan • James D. White
Key Responsibilities:
•
review key employee compensation goals, policies, plans and programs

•
review and approve the compensation of our directors, Chief Executive Officer and other executive officers

•
review and approve employment agreements and other similar arrangements between us and our executive officers

•
ensure our compensation policies and procedures do not encourage risk taking in a manner that would have a material adverse effect on the Company

•
administer our stock plans and other incentive compensation plans

The Compensation Committee has delegated to a sub-committee of Messrs. Daley, Montgomery and White (the “Compensation Sub-Committee”) the authority to grant equity awards to executive officers. The Compensation Committee reviews and considers our Chief Executive Officer’s recommendations with respect to compensation decisions for our named executive officers other than himself. The Compensation Committee believes it is valuable to consider the recommendations of our Chief Executive Officer with respect to these matters because, given his knowledge of our operations, industry and the day-to-day responsibilities of our executive officers, he is in a unique position to provide the Compensation Committee perspective into the performance of our executive officers in light of our business at a given point in time. The Board (without the participation of our Chief Executive Officer) and Compensation Committee make all compensation decisions regarding our Chief Executive Officer. The Board has determined that each member of the Compensation Committee qualifies as an independent director according to Nasdaq rules and the rules and regulations of the SEC with respect to compensation committee membership.
Corporate Responsibility and Sustainability Committee
Meetings: 4 Chair: Michelle P. Goolsby Other Members: • Robert G. Montgomery • David W. Ritterbush
Key Responsibilities:
•
monitor emerging trends and evolving best practices with respect to ESG

•
review, oversee, and discuss with management the implementation of the Company’s ESG strategy and policies making change recommendations as appropriate

•
review and discuss with management the Company’s internal and external communication strategies and approach with employees, investors, and other stakeholders regarding the Company’s position or approach to ESG matters and provide recommendations as appropriate

The Corporate Responsibility and Sustainability Committee was established in July 2021 to assist the Board in discharging its oversight responsibility related to ESG matters (but excluding corporate structure governance) and to provide guidance to management on these matters. ESG matters include climate change effects, energy and natural resources conservation, environmental and supply chain sustainability, human rights, employee health, safety and well-being, human capital resources, diversity, equity and inclusion, public policy engagement, political contributions, corporate charitable and philanthropic activities and other ESG matters that are relevant and material to the Company. The Board has determined that each member of the Corporate Responsibility and Sustainability Committee qualifies as an independent director according to Nasdaq rules.

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Nominating and Corporate Governance Committee
Meetings: 5 Chair: Nomi P. Ghez Other Members: • Michelle P. Goolsby • James M. Kilts • James D. White
Key Responsibilities:
•
identify individuals qualified to become members of our Board, consistent with criteria approved by our Board

•
oversee the organization of our Board to discharge the Board’s duties and responsibilities properly and efficiently

•
oversee the process of conducting management succession planning

•
identify best practices and recommend corporate governance principles and structures

•
develop and recommend to our Board a set of corporate governance guidelines and principles applicable to us

The Board has determined that each member of the Nominating and Corporate Governance Committee qualifies as an independent director according to Nasdaq rules. The processes and procedures followed by the Nominating and Corporate Governance Committee in identifying and evaluating director candidates are described above under the heading “Board of Directors and Governance — Process for Recommending or Nominating Potential Director Candidates.”

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1	Election of Directors The Board recommends that you vote FOR the election of each of the director nominees.
Board Diversity
We believe our Board should consist of individuals reflecting the diversity represented by our employees, customers, and communities in which we operate. The below table provides information related to the composition of our board members and nominees. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).
Board Diversity Matrix (As of December [•], 2023)
Total Number of Directors: 12	Female	Male		Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	10		—	—
Part II: Demographic Background
African American or Black	—	1		—	—
Alaskan Native or Native American	—	—		—	—
Asian	—	—		—	—
Hispanic or Latinx	—	—		—	—
Native Hawaiian or Pacific Islander	—	—		—	—
White	2	9		—	—
Two or More Races or Ethnicities	—	—		—	—
LGBTQ+			—
Did Not Disclose Demographic Background			—

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Board of Directors Skills and Experience Chart
Our directors have vast and deep professional and personal experiences that contribute greatly to the ability to function as a Board at a high level. The following chart of skills and experiences provides an overview of the diversity of experience on our current Board:
Directors Standing for Re-Election
At the Annual Meeting, stockholders will vote for the 12 nominees listed below to serve until the 2025 Annual Meeting of Stockholders and the election and qualification of their successor, or until such director’s earlier death, disqualification, resignation or removal.
Proxies cannot be voted for a greater number of persons than the nominees named below. Each of the nominees listed below is currently a member of our Board, has been recommended by our Nominating and Corporate Governance Committee, subject to the Investor Rights Agreement, and nominated by our Board, and has agreed to stand for re-election. There are no family relationships among our directors, or between our directors and executive officers. A plurality of votes cast is necessary for the election of a director. There is no cumulative voting in the election of directors. Ages are as of the date of the Annual Meeting.
Majority Vote Director Resignation Policy
Our Corporate Governance Guidelines contain a Director Resignation Policy. Under this policy, any nominee for director who receives a greater number of votes “withheld” from their election than votes “for” such election is required to offer their resignation to the Board following certification of the stockholder vote. Within 90 days following the certification of the vote, the independent directors on the Board would consider the offer of resignation and determine whether to accept or reject the tendered resignation. This policy does not apply in contested elections.

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Director Nominees
Clayton C. Daley, Jr.
Age: 72 Director Since: 2017 Independent Director	Committee(s): Audit and Compensation (Chair)

EXPERIENCE
•
Clayton C. Daley, Jr. spent his entire professional career with The Procter & Gamble Company (“P&G”), a global consumer packaged goods company, joining the company in 1974.

•
At P&G, Mr. Daley held a number of key accounting and finance positions including Chief Financial Officer and Vice Chairman of P&G; Comptroller, U.S. Operations of Procter & Gamble USA; Vice President and Comptroller of Procter & Gamble International; and Vice President and Treasurer of P&G.

• Mr. Daley retired from P&G in 2009. • Mr. Daley served as Senior Advisor to TPG Capital from 2009 until October 2012.

PARTICIPATION ON OTHER BOARDS
•
Mr. Daley served as a director and was Chair of the Audit Committee and a member of the Compensation and Option Committee of Starwood Hotels & Resorts Worldwide, Inc. from 2008 to 2016.

•
Mr. Daley was also a director of Conyers Park Acquisition Corp. from July 2016 to July 2017.

EDUCATION • He holds a bachelor’s degree in economics from Davidson College and an MBA from The Ohio State University.

REASONS FOR NOMINATION
We believe Mr. Daley’s consumer and food industry background, coupled with broad operational and financial experience outlined in detail above, make him well qualified to serve as a director.

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Nomi P. Ghez
Age: 77 Director Since: 2017 Independent Director	Committee(s): Audit and Nominating and Corporate Governance (Chair)

EXPERIENCE
•
Nomi P. Ghez has over 40 years of experience working with consumer companies.

•
Ms. Ghez was affiliated with Goldman Sachs from 1982 to 2003, most recently acting as a senior banker within the consumer sector of Goldman Sachs’ Mergers and Strategic Advisory Division, as well as a Partner and Managing Director.

•
From 1982 to 2000, Ms. Ghez was Goldman Sachs’ food analyst in Investment Research, covering major U.S. and global food and consumer companies.

•
Since 2003, Ms. Ghez has been a cofounding partner of Circle Financial Group, LLC, an integrated private wealth management group of ten professional women.

•
In 2004, Ms. Ghez was a Portfolio Manager, Consumer Sector for Perry Capital LLC, a hedge fund.

PARTICIPATION ON OTHER BOARDS
•
Ms. Ghez served on the Board of Directors of Lipman Family Farms, a private fresh tomato company, from 2008 until 2019 and on its Governance and Audit Committee from 2013 until 2019.

•
Ms. Ghez was also a director of Maidenform Brands, Inc. from 2011 until its sale to HanesBrands in 2013, serving on its Audit Committee from 2012 to 2013.

•
Ms. Ghez was a director of Conyers Park Acquisition Corp. from July 2016 to July 2017.

EDUCATION • Ms. Ghez received a B.A. and M.A. from Tel Aviv University and a Ph.D. from New York University.
REASONS FOR NOMINATION
We believe Ms. Ghez’s consumer financial analyst background, coupled with extensive financial and investment experience as described in detail above, make her well qualified to serve as a director.

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Michelle P. Goolsby
Age: 65 Director Since: 2019 Independent Director	Committee(s): Audit, Corporate Responsibility and Sustainability (Chair), and Nominating and Corporate Governance

EXPERIENCE
•
Michelle P. Goolsby served for ten years, from 1998 to 2008, on the senior executive team of Dean Foods Company (“Dean Foods”), where she held the positions of Executive Vice President, General Counsel, Chief Administrative Officer and head of Corporate Development with responsibilities including legal, human resources, acquisitions, risk management and sustainability.

•
Prior to Dean Foods, Ms. Goolsby was a partner at Winstead, P.C., one of the largest business law firms in Texas and served as Chair of the firm’s Business Section.

•
Ms. Goolsby served from 2009 to 2019 as a venture partner and member of the Investment Committee of Greenmont Capital Partners II, a private equity firm in Boulder, Colorado which invested in companies providing more healthy, sustainable and environmentally friendly consumer products.

PARTICIPATION ON OTHER BOARDS
•
Ms. Goolsby was a member of the Board of Directors of Capstead Mortgage Corporation and its successor, Franklin BSP Realty Trust, publicly traded real estate investment trusts, from 2012 to 2022, serving as Chair of the Compensation Committee and member of the Audit Committee.

•
Ms. Goolsby is a founding member of the Center for Women in Law at The University of Texas at Austin School of Law. Ms. Goolsby has also served since 2010 as Chair of the Board of Vitamin Angels Alliance, a global nonprofit focused on improving the health and nutrition of the most vulnerable populations.

•
Ms. Goolsby previously served as a member of the Board of Directors of WhiteWave Foods Company (“WhiteWave Foods”), where she was Chair of the Audit Committee and a member of the Compensation Committee, from 2012 until its sale to Danone in 2017. Ms. Goolsby then served as a member of the Advisory Board of Danone North America, advising as to business practices promoting healthier and more sustainable food systems.

EDUCATION
•
Ms. Goolsby received a bachelor’s degree in accounting from The University of Texas at Austin, a juris doctor degree from The University of Texas at Austin School of Law, and a Master of Arts degree from the Simmons School of Education and Human Development at Southern Methodist University.

•
Ms. Goolsby received a Climate Leadership Certification from the Diligent Institute, which is designed to provide corporate leaders with the skillset to effectively oversee climate risk and create sustainable growth strategies.

REASONS FOR NOMINATION
We believe Ms. Goolsby’s extensive food and beverage experience, knowledge of the consumer-packaged goods marketplace, Environmental, Social and Governance (ESG) program management experience along with her current and prior public company board experience, make her well qualified to serve as a director.

2024 Proxy Statement    25

James M. Kilts
Age: 75 Director Since: 2017 Independent Director	Current Position: Chairman of the Board and Founding Partner of Centerview Capital Consumer Committee(s): Nominating and Corporate Governance

EXPERIENCE
•
James M. Kilts is a renowned leader in the consumer industry, with over 40 years of experience leading a range of companies and iconic brands. Mr. Kilts has served as our Chairman of the Board of Directors since July 2017.

•
Mr. Kilts is the Founding Partner of Centerview Capital Consumer, founded in 2006. Mr. Kilts was Co-Chief Executive Officer of Conyers Park III Acquisition Corp. from August 2021 until August 2023.

•
Previously, Mr. Kilts served as Chairman of the Board, Chief Executive Officer and President of The Gillette Company (“Gillette”) from 2001 until it merged with P&G in 2005; at that time, he became Vice Chairman of the Board of P&G. Before Mr. Kilts joined Gillette, the company’s sales had been flat for 4 years, and it had missed earnings estimates for 14 consecutive quarters. Mr. Kilts took steps to rebuild the management team, cut costs and reinvest the savings in innovation and marketing. During his tenure as Chief Executive Officer, Mr. Kilts oversaw the creation of approximately $30 billion in equity value for Gillette’s public shareholders. Gillette’s share price appreciated 110% during Mr. Kilts’ tenure, while the S&P 500 declined 3% over the same time period. Under Mr. Kilts’ leadership, Gillette rejoined the top ranks of consumer products companies as sales increased an average of 9% each year. The Harvard Business Review cited Mr. Kilts’ leadership as the driving force behind Gillette’s turnaround.

•
Prior to Gillette, Mr. Kilts served as President and Chief Executive Officer of Nabisco from 1998 until its acquisition by The Philip Morris Companies in 2000.

•
Before joining Nabisco, Mr. Kilts was an Executive Vice President of The Philip Morris Companies from 1994 to 1997 and headed the Worldwide Food Group. In that role, Mr. Kilts was responsible for integrating Kraft and General Foods and for shaping the group’s domestic and international strategy. Mr. Kilts had previously served as President of Kraft USA and Oscar Mayer. He also had been Senior Vice President of Strategy and Development, President of Kraft Limited in Canada, and Senior Vice President of Kraft International.

•
Mr. Kilts began his career with General Foods Corporation in 1970.

•
Owing to Mr. Kilts’ successes across the consumer industry, numerous companies seek his business expertise and advice.

PARTICIPATION ON OTHER BOARDS
•
Mr. Kilts is currently a member of the Board of Directors of Viatris Inc. since November 2020 and is a member of the Board of Directors and Chairman of the Board of Advantage Solutions Inc. since October 2020.

•
Mr. Kilts was a member of the Board of Directors of MetLife, Inc., (from 2005 until June 2020), Pfizer Inc. (from 2007 until November 2020), Unifi Inc. (from April 2016 until July 2022), Non-Executive Director of the Board of Nielsen Holdings PLC (from 2006 until 2017), Chairman of the Board of Nielsen Holdings PLC (from January 2011 until December 2013) and Chairman of the Nielsen Company B.V. (from 2009 until 2014).

•
Mr. Kilts was also previously a member of the Board of Directors of Conyers Park II Acquisition Corp. from July 2019 until October 2020, Big Heart Pet Brands (formerly a division of Del Monte Foods) from March 2011 to March 2015 (during which time he served as Chairman), MeadWestvaco from 2006 to April 2014, The New York Times Company from 2005 to 2008, May Department Stores from 1998 to 2005, Whirlpool Corporation from 1999 to 2005, Grocery Manufacturers Association (during which time he served as Chairman) from 2003 to 2005, and Delta Airlines from 2002 to 2004.

•
Mr. Kilts was a director of Conyers Park Acquisition Corp. from July 2016 to July 2017.

•
Mr. Kilts is a Trustee Emeritus of the University of Chicago and Founder of the Kilts Center for Marketing at the University of Chicago Booth School of Business.

•
Mr. Kilts is also a former member of Citigroup’s International Advisory Board.

EDUCATION • Mr. Kilts received a bachelor’s degree in History from Knox College, Galesburg, Illinois and earned an MBA degree from the University of Chicago.

REASONS FOR NOMINATION
We believe Mr. Kilts’ deep and extensive consumer industry background, coupled with broad operational, marketing and transactional experience as described in detail above, make him well qualified to serve as a director.

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Robert G. Montgomery
Age: 70 Director Since: 2017 Independent Director	Current Position: Founder and Principal of Montgomery Consulting Solutions Committee(s): Compensation, Corporate Responsibility and Sustainability

EXPERIENCE
•
In 2010, Mr. Montgomery founded and has since been a principal of Montgomery Consulting Solutions, a consulting firm specializing in sales, marketing and business strategies in the consumer-packaged goods industry.

•
In 2010, Mr. Montgomery co-founded and until January 2020 was a principal of Jurs Montgomery Brokerage, LLC, a firm specializing in life insurance, long term care, disability and annuities.

•
From 2003 until 2010, Mr. Montgomery was successively a Senior Vice President, Sales, a Senior Vice President, Sales, Marketing & R&D and an Executive Vice President at Birds Eye Foods, Inc., a privately held frozen foods company.

•
From 1998 to 2003, Mr. Montgomery served as Vice President of Sales in different divisions of HJ Heinz Company, a global food producer.

•
Prior to this, from 1982 to 1998, Mr. Montgomery worked at McCain Food, Inc., as Vice President of Sales-Retail. Mr. Montgomery has held positions at Family Brands, Inc. as Vice President of Sales, ConAgra Frozen Food Company as Area Vice President, Sara Lee Corporation as National Sales Planning Manager and Division Sales Manager and Del Monte Corporation as Senior Account Representative.

PARTICIPATION ON OTHER BOARDS
•
In 2016, Mr. Montgomery joined the Board of Directors of Wyman’s of Maine, a producer of frozen fruit.

•
Mr. Montgomery was a director of Conyers Park Acquisition Corp. from July 2016 to July 2017.

•
Since 2012 Mr. Montgomery has served as the Chair of the Board of Hope Hall School, Gates, New York, a nonprofit school catering to children with learning disabilities. This is a volunteer position with no compensation.

EDUCATION
•
Mr. Montgomery holds a bachelor’s degree in management from Seton Hall University.

•
Mr. Montgomery received a Certificate in Cybersecurity Oversight, issued by the CERT Division of the Software Engineering Institute at Carnegie Mellon University.

REASONS FOR NOMINATION
We believe Mr. Montgomery’s more than 40 years of experience in the consumer package goods industry, including sales, marketing, research and development positions on both an operational and executive level. We believe Mr. Montgomery’s consumer and food industry background, coupled with broad operational experience and his understanding of cybersecurity oversight, make him well qualified to serve as a director.

2024 Proxy Statement    27

Brian K. Ratzan
Age: 53 Director Since: 2017 Independent Director	Current Position: Partner of Centerview Capital Consumer Committee(s): Compensation

EXPERIENCE
•
Brian K. Ratzan has been a Partner of Centerview Capital Consumer since April 2014.

•
Mr. Ratzan served as the Chief Financial Officer of Conyers Park III Acquisition Corp. from August 2021 until August 2023, Chief Financial Officer of Conyers Park Acquisition Corp. from April 2016 to July 2017 and Chief Financial Officer and Director of Conyers Park II Acquisition Corp. from July 2019 to October 2020.

•
Mr. Ratzan has over 25 years of private equity investing experience. Prior to joining Centerview Capital Consumer, Mr. Ratzan was Partner and Head of U.S. Private Equity at Pamplona Capital Management from January 2012 to February 2014.

•
Prior to joining Pamplona, Mr. Ratzan was Managing Director and Head of Consumer at Vestar Capital Partners, which he joined in 1998.

•
Mr. Ratzan also previously worked at ‘21’ International Holdings, a private investment firm, and in the Investment Banking Group at Donaldson, Lufkin and Jenrette.

PARTICIPATION ON OTHER BOARDS
•
Mr. Ratzan has been a member of the Board of Directors of Advantage Solutions Inc. since October 2020.

•
Mr. Ratzan was a director of Conyers Park Acquisition Corp. from July 2016 to July 2017, Conyers Park II Acquisition Corp. from July 2019 until October 2020 and Conyers Park III Acquisition Corp., Inc, from August 2021 until August 2023.

•
Mr. Ratzan previously served on the boards of consumer companies including Del Monte Foods, The Sun Products Corporation (formerly known as Huish Detergents, Inc.), and Birds Eye Foods, Inc.

•
Mr. Ratzan currently serves on the Advisory Board of the University of Michigan’s Ross School of Business and the Economics Leadership Council at the University of Michigan.

EDUCATION • Mr. Ratzan holds a bachelor’s degree in economics from the University of Michigan, where he was a member of Phi Beta Kappa, and an MBA degree from Harvard Business School.
REASONS FOR NOMINATION We believe Mr. Ratzan’s extensive investment management and transactional experience as described in detail above make him well qualified to serve as a director.

28    2024 Proxy Statement

David W. Ritterbush
Age: 57 Director Since: 2019 Independent Director	Current Position: CEO of Califia Farms, LLC Committee(s): Corporate Responsibility and Sustainability

EXPERIENCE
•
David W. Ritterbush has been the CEO of Califia Farms, LLC since October 2020.

•
Mr. Ritterbush was the President of our wholly owned subsidiary Quest Nutrition, LLC from November 2019 until October 2, 2020.

•
Prior to our acquisition of Quest Nutrition in November 2019, Mr. Ritterbush was Chief Executive Officer of Quest Nutrition from March 2017, with oversight of the organization, including organizational structure, supply chain strategy, and product innovation.

•
Prior to joining Quest Nutrition, Mr. Ritterbush served as Chief Executive Officer of Popchips (Sonora Mills, Inc.), a manufacturer of popped rice, corn, soy, and other grain-based snack food products, from August 2015 to February 2017. While at Popchips, Mr. Ritterbush’s responsibilities included organization leadership, restructuring, sales turnaround, refreshed branding and new product innovation, supply chain restructuring, co-manufacturing and global procurement.

•
From April 2009 to March 2015, Mr. Ritterbush held leadership positions with Premier Nutrition Corporation, a manufacturer and retailer of beverage products, bars and shakes, including Chief Executive Officer, Post Active Nutrition from April 2014 to March 2015; Chief Executive Officer, Premier Nutrition from August 2010 to March 2014; and Chief Operating Officer from April 2009 to August 2010. While at Premier Nutrition, Mr. Ritterbush reorganized the organization, led a significant turnaround of the supply chain across facilities and co-manufacturers, restructured the sales organization, and actively participated in strategy formation and acquisitions.

•
Prior to this, Mr. Ritterbush was Vice President/General Manager-West Business Unit, for Red Bull North America, from October 2007 to March 2009, with leadership for the West Business Unit including sales, marketing, supply chain, finance and accounting.

•
Previously, Mr. Ritterbush was a sales and marketing executive with Dreyer’s Grand Ice Cream, Inc. for over 16 years, with various positions of increasing responsibility, including serving as Senior Vice President of Marketing-Packaged Products from October 2006 to October 2007, where he was responsible for product design, pricing, and consumer positioning. During this period, Mr. Ritterbush served as a member of Dreyer’s Operating Committee, Dreyer’s Graphics Development team, and a board member of the Starbucks Ice Cream partnership.

PARTICIPATION ON OTHER BOARDS • Mr. Ritterbush previously served as a Director of Stone Brewing.
EDUCATION • Mr. Ritterbush received his undergraduate degree in Business Administration, Marketing from San Diego State University.

REASONS FOR NOMINATION
We believe Mr. Ritterbush’s consumer and food industry background coupled with his broad executive, operational and marketing experience as described in detail above makes him well qualified to serve as a director.

2024 Proxy Statement    29

Joseph E. Scalzo
Age: 65 Director Since: 2017	Current Position: Executive Vice Chair of the Board

EXPERIENCE
•
Mr. Scalzo has served as Executive Vice Chair of the Board since July 2023 and as a director of the Company since July 2017. From July 2017 until July 2023, Mr. Scalzo served as President and Chief Executive Officer of Simply Good Foods and in the same roles for Atkins Nutritionals, Inc. and as a member of Atkins Nutritionals, Inc.’s board of directors from February 2013 until July 2017.

•
From November 2005 to February 2011, Mr. Scalzo served as a senior executive in various roles at Dean Foods, including as President and Chief Operating Officer, as well as President and Chief Executive Officer of WhiteWave Foods. Mr. Scalzo is credited at Dean for leading the transformation of WhiteWave Foods, which began as three separate businesses, into a winning consumer foods company.

•
Prior to that, Mr. Scalzo held various executive roles at Gillette, where he spearheaded the successful three-year turnaround of the company’s one billion dollar global personal care business and The Coca Cola Company.

•
Mr. Scalzo began his career at P&G in 1985.

PARTICIPATION ON OTHER BOARDS
•
Mr. Scalzo has been a member of the Board of Directors of TreeHouse Foods, Inc. since April 2022 and Freshpet, Inc. since August 2023.

•
Before joining Simply Good Foods, Mr. Scalzo served as a director of Earthbound Farm from 2010 to October 2013.

•
Mr. Scalzo also served as a director of HNI Corp. from 2003 to November 2009 and Focus Brands from March 2014 to October 2020.

EDUCATION • Mr. Scalzo received a Bachelor of Science in Chemical Engineering from the University of Notre Dame.

REASONS FOR NOMINATION
We believe Mr. Scalzo’s prior experience as our President and Chief Executive Officer along with his extensive consumer and food industry background as described in detail above makes him well qualified to serve as a director. In addition, pursuant to the terms of the Transition Agreement between the Company and Mr. Scalzo, dated and effective as of January 27, 2023, the Board agreed to nominate Mr. Scalzo for re-election to the Board in connection with the 2024 Annual Meeting.

30    2024 Proxy Statement

Joseph J. Schena
Age: 65 Director Since: 2021 Independent Director	Committee(s): Audit

EXPERIENCE
•
Mr. Schena served as the Chief of Staff at Cohen Enterprises, a private holding company, focused on C&S Wholesale Grocers, Inc. and Warehouse Technologies from November 2015 until April 2019.

•
Prior to joining Cohen Enterprises, Mr. Schena served as the Chief Executive Officer and President at Bacardi International Limited and as the Chief Financial Officer of Bacardi Limited.

•
Previously, Mr. Schena served as Chief Financial Officer and Executive Vice President at C&S Wholesale Grocers, Inc.

•
Mr. Schena was an Operating Partner at Centerview Capital Consumer from 2007 to 2012 focused on financial operations of portfolio companies. Mr. Schena was involved in the $5.5 billion privatization of Del Monte Foods and the acquisition of Richelieu Foods.

•
Mr. Schena served as the Vice President of Global Financial Operations, Chief Accounting Officer and Controller at Gillette and transitioned to the Chief Financial Officer of the Gillette business unit of P&G after P&G acquired Gillette in October 2005 where Mr. Schena was responsible for Gillette’s business results as well as integrating Gillette’s and P&G’s financial operations.

•
Prior to Gillette, Mr. Schena served in various senior financial and strategy positions at Kraft/Nabisco from 1980 to 2000.

PARTICIPATION ON OTHER BOARDS • Mr. Schena was previously a director of Warehouse Technologies, Conyers Park II Acquisition Corp. and Welch Foods Inc.
EDUCATION • Mr. Schena received both an MBA in Finance and a BBA in Accounting from Iona College.

REASONS FOR NOMINATION
Mr. Schena is a consumer products industry executive with 40 years of experience in the areas of financial operations and accounting, strategy and business planning, investor relations and mergers & acquisitions. We believe Mr. Schena’s deep consumer industry background, coupled with broad financial, accounting and transactional experience as described in detail above, make him well qualified to serve as a director.

2024 Proxy Statement    31

Geoff E. Tanner
Age: 50 Director Since: 2023	Current Position: President and Chief Executive Officer

EXPERIENCE
•
Geoff E. Tanner has served as the Company’s President and Chief Executive Officer since July 7, 2023. Mr. Tanner has also served as a member of the Company’s Board of Directors since April 2023.

•
Prior to that, Mr. Tanner served as the Company’s President, Chief Operating Officer and CEO-Elect from April 3, 2023 until July 7, 2023.

•
Mr. Tanner served as Chief Commercial and Marketing Officer of The J.M Smucker Company (“Smucker”) from October 2019 until February 2023, reporting to the CEO. From 2016 through 2019, Mr. Tanner served as Senior Vice President, Growth of Smucker, also reporting to the CEO.

•
Mr. Tanner held various leadership roles of increasing responsibility at Big Heart Pet Brands (and its predecessor Del Monte Foods) from 2003 until 2016, when it was acquired by Smucker, including Vice President, Marketing and General Manager and Vice President, Innovation.

• Earlier in his career, Mr. Tanner was a senior strategy consultant at Cap Gemini Ernst & Young.
PARTICIPATION ON OTHER BOARDS • Mr. Tanner is a member of the Johnsonville Meat LLC Board of Directors.

EDUCATION
•
Mr. Tanner received a Bachelor of Commerce and Bachelor of Arts in Political Science and Government from Victoria University of Wellington in New Zealand, and an MBA from the Duke University Fuqua School of Business.

REASONS FOR NOMINATION
We believe Mr. Tanner’s experience as our President and Chief Executive Officer along with his extensive consumer and food industry background as described in detail above makes him well qualified to serve as a director.

32    2024 Proxy Statement

David J. West
Age: 60 Director Since: 2017 Independent Director	Current Position: Partner of Centerview Capital Consumer Committee(s): Compensation

EXPERIENCE
•
David J. West is an established leader in the consumer industry, with 30 years of experience leading a range of companies and well-known brands. Mr. West has served as our Vice Chairman of the Board since July 2017.

•
Mr. West became a partner of Centerview Capital Consumer in May 2016.

•
From April 2016 to July 2017, Mr. West served as the Chief Executive Officer of Conyers Park Acquisition Corp., served as CEO of Conyers Park II Acquisition Corp. from July 2019 until October 2020 and as Co-Chief Executive Officer of Conyers Park III Acquisition Corp. from August 2021 until August 2023.

•
Prior to joining Centerview Capital Consumer, Mr. West served as Chief Executive Officer and President of Big Heart Pet Brands (formerly known as Del Monte Foods) from August 2011 to March 2015, at that time one of the world’s largest pure-play pet food and treats companies whose brands included Meow Mix®, Kibbles ‘n Bits®, Milk-Bone®, and others. Mr. West helped reposition the business to increase focus on growth and innovation, launched new products such as Milk-Bone Brushing Chews®, enhanced specialty pet distribution channels through the acquisition of Natural Balance Pet Foods, and developed a marketing culture to effectively promote products. Mr. West worked closely with Mr. Kilts during this time, as Mr. Kilts was Chairman of the Board of Big Heart Pet Brands. In February 2014, Mr. West oversaw the sale of Del Monte Foods’ Consumer Products business and changed the company’s name to Big Heart Pet Brands, reflecting its singular focus on pet food and snacks. During his tenure as Chief Executive Officer, Mr. West oversaw the creation of approximately $2 billion of equity value for investors. Big Heart Pet Brands was sold to The J.M. Smucker Company in March 2015, at which time Mr. West served The J. M. Smucker Company as President, Big Heart Pet Food and Snacks until March 2016 and as a Senior Advisor until April 2016.

•
Prior to joining Del Monte Foods, Mr. West served as the Chief Executive Officer, President and a director of Hershey from 2007 to May 2011. Under Mr. West’s leadership, Hershey enjoyed strong profits, net sales growth and shareholder returns, and was recognized as one of the World’s 100 Most Innovative Companies by Forbes Magazine in 2011. During Mr. West’s tenure as Chief Executive Officer, Hershey increased its investment in domestic and international operations, improved the effectiveness of its supply chain and business model, and accelerated its advertising, brand building and distribution programs. During Mr. West’s tenure as Chief Executive Officer, public shareholders of Hershey experienced more than $5 billion of equity value creation. Hershey’s share price appreciated 68% during this time, while the S&P 500 grew 0%. Prior to his Chief Executive Officer role, Mr. West held various leadership positions at Hershey including Chief Operating Officer, Chief Financial Officer, Chief Customer Officer, and Senior Vice President of Strategy and Business Development. Prior to joining Hershey in 2001, Mr. West spent 14 years with the Nabisco Biscuit and Snacks group, where he held a range of senior positions including Senior Vice President, Finance, and Vice President, Corporate Strategy and Business Planning, a role in which he helped shape and execute Nabisco’s strategy, culminating in the acquisition of Nabisco Holdings Corp. by The Philip Morris Companies in 2000. At Nabisco, Mr. West worked closely with Mr. Kilts during Mr. Kilts’ tenure as Chief Executive Officer.

PARTICIPATION ON OTHER BOARDS
•
Mr. West has been a member of the Board of Directors of Advantage Solutions Inc. since October 2020 and Freshpet, Inc. since August 2023.

•
Mr. West was a director of Conyers Park Acquisition Corp. from July 2016 to July 2017, Conyers Park II Acquisition Corp from July 2019 until October 2020 and Conyers Park III Acquisition Corp., Inc, from August 2021 until August 2023.

•
Mr. West was a member of the Board of Directors of Hershey from 2007 to 2011, Del Monte Foods from 2011 to 2014, Big Heart Pet Brands from 2014 to 2015, and The J.M. Smucker Company from 2015 to 2016.

EDUCATION • Mr. West received a Bachelor of Science, cum laude, in Business Administration from Bucknell University.

REASONS FOR NOMINATION
We believe Mr. West’s deep consumer industry background, coupled with broad operational, marketing and transactional experience as described in detail above, make him well qualified to serve as a director.

2024 Proxy Statement    33

James D. White
Age: 63 Director Since: 2019 Independent Director	Current Position: Owner of Culture Design Lab and Executive Chair of the Board of Air Protein, Inc. Committee(s): Compensation, Nominating and Corporate Governance

EXPERIENCE
•
Since 2019, Mr. White has been the owner of Culture Design Lab, which provides culture transformation and diversity, equity, and inclusion consulting services to companies, Boards of Directors and management teams.

•
Mr. White is also Executive Chair of the Board of Air Protein, Inc., a private company, since March 2020.

•
Mr. White served for eight years, from 2008 to 2016, as the Chairman, President and CEO of Jamba, Inc., where he successfully led the company turnaround and the transformation of Jamba Juice from a made-to-order smoothie shop to a healthy active lifestyle brand. Mr. White served as Board Chair of Jamba, Inc. from December 2010 until January 2016.

•
Prior to Jamba, Inc. Mr. White served as Senior Vice President and General Manager of Consumer Brands at Safeway, Inc. from 2005 to 2008.

•
Prior to Safeway, Mr. White served as Senior Vice President of Business Development, North America at Gillette from 2002 to 2005.

•
He also served in executive positions at Nestle Purina from 1987 to 2005, including Vice President, Customer Interface Group from 1999 to 2002.

•
Mr. White began his career at The Coca-Cola Company.

PARTICIPATION ON OTHER BOARDS
•
Mr. White currently serves as Chair of the Board of Directors of The Honest Company and a member of the Board of Directors of Affirm Holdings, Inc., and Cava Group, Inc.

•
Mr. White also serves on the Board of Schnucks Supermarkets, a private company.

•
Mr. White previously served on the boards of public companies Adtalem Global Education from 2015 to 2021 and Callidus Software, Inc. from 2016 to 2018. Mr. White also previously served on the Boards of private companies Daymon Worldwide, Inc., Panera Bread and Panera LLC/JAB, Bradshaw Home, Hillshire Brands Company, Medallia, Inc., and Keane Inc.

EDUCATION
•
Mr. White received a Bachelor of Science degree, with a major in marketing, from The University of Missouri and an MBA from Fontbonne University. He is also a graduate of the Cornell University Food Executive Program and was a Stanford University Distinguished Careers Institute Fellow in 2018.

REASONS FOR NOMINATION
We believe Mr. White’s deep consumer industry background, coupled with broad operational and leadership experience as described in detail above, make him well qualified to serve as a director.

34    2024 Proxy Statement

Executive Officers
The following table provides information regarding our executive officers, including their ages, as of the date of the Annual Meeting:
Name	Age	Position
Geoff E. Tanner	50	President and Chief Executive Officer and Director
Shaun P. Mara	59	Chief Financial Officer
Stuart E. Heflin, Jr.	44	Senior Vice President, General Manager Quest marketing
Ryan Thomas	45	Senior Vice President, General Manager Atkins marketing
Timothy R. Kraft	44	Chief Legal Officer and Corporate Secretary
Susan K. Hunsberger	61	Senior Vice President and Chief Human Resources Officer
Timothy A. Matthews	44	Vice President, Controller and Chief Accounting Officer
Mr. Tanner’s biographical information is disclosed above under “Proposal One: Election of Directors.”
Shaun P. Mara	Age: 59 Chief Financial Officer

EXPERIENCE
•
Shaun P. Mara has served as our Chief Financial Officer since October 27, 2022.

•
Prior to that, Mr. Mara was our Senior Vice President of Strategy and Business Development from June 2019 until October 27, 2022.

•
Mr. Mara was Chief Financial Officer of Teasdale Latin Foods from November 2018 to March 2019, and an independent consultant providing financial and strategic business development services from January 2018 until October 2018.

•
From August 2014 to November 2017, Mr. Mara was the Chief Financial Officer and Chief Administrative Officer of Atkins Nutritionals, Inc., which combined with Conyers Park Acquisition Corp. in July 2017 to form the Company as a publicly traded company.

•
From 2010 until 2013 Mr. Mara was Chief Financial Officer of Dean Foods Company and Chief Financial Officer of Roofing Supply Company from August 2013 to July 2014.

•
Earlier in his career, Mr. Mara held senior financial positions with The Wm. Wrigley Jr. Company, Gillette and Staples, Inc. over a period of more than 20 years.

EDUCATION • Mr. Mara received a Bachelor of Science from Bentley University.
Stuart E. Heflin, Jr.	Age: 44 Senior Vice President, General Manager Quest marketing

EXPERIENCE
•
Stuart E. Heflin, Jr. has served as our Senior Vice President, General Manager Quest marketing since October 2023. Prior to that, Mr. Heflin was Senior Vice President, Quest Brand Marketing from April 2022.

•
Mr. Heflin was Vice President, Quest Brand Marketing from November 2021 until April 2022 and Senior Director, Quest Brand Marketing & Innovation from April 2018 until November 2021.

•
Prior to joining Quest, Mr. Heflin was Brand Director, Optimum Nutrition North America for Glambia PLC’s Performance Nutrition Division from June 2016 until April 2018 and Senior Brand Manager, Growth Initiatives from December 2014 until June 2016.

• Prior to joining Glambia, Mr. Heflin held several Brand Manager roles with Procter & Gamble from 2007 until December 2014.
EDUCATION • Mr. Heflin received an MBA and a Bachelor of Science in Mechanical Engineering from The Ohio State University.
2024 Proxy Statement    35

Ryan Thomas	Age: 45 Senior Vice President, General Manager Atkins marketing

EXPERIENCE
•
Ryan Thomas has served as our Senior Vice President, General Manager Atkins marketing since October 2023. Prior to that, Mr. Thomas was Chief Commercial Officer Pet for Post Holdings, Inc. from February 2023 until October 2023.

•
Mr. Thomas was Vice President of Marketing — Pet Business for The J.M. Smucker Company (“JMS”) from September 2018 until February 2023 and Vice President of Innovation — Coffee, Consumer, Pet for JMS from May 2016 until September 2018.

•
Mr. Thomas’ additional roles with JMS included Vice President and GM of Marketing & Growth from May 2015 until May 2016 and Director of Innovation — Big Heart Pet Brands from November 2013 until May 2015.

•
Prior to joining JMS, Mr. Thomas had various brand related roles with Campbell Soup Company, Del Monte Foods and H.J. Heinz Company.

EDUCATION • Mr. Thomas received an MBA and a Bachelor of Science in Business Administration, Marketing from the University of Pittsburgh.
Timothy R. Kraft	Age: 44 Chief Legal Officer and Corporate Secretary

EXPERIENCE
•
Timothy R. Kraft has served as our Chief Legal Officer and Corporate Secretary since October 2019 and Compliance Officer from October 2019 to January 2022.

•
Mr. Kraft was our General Counsel, Corporate Secretary and Compliance Officer from June 2018 to October 2019.

•
Prior to joining us, Mr. Kraft served as General Counsel of the Green Chef Corporation (“Green Chef”), a high-growth, USDA-certified organic meal kit company offering premium meals tailored for those following specialized diets including vegan, gluten-free, keto and paleo, from April 2017 to December 2017.

•
Prior to Green Chef, Mr. Kraft served in various legal roles for Boulder Brands, Inc. (“Boulder Brands”), a publicly traded company with a portfolio of health-focused food brands, from 2009 through 2016, including as Chief Legal Officer and Corporate Secretary from December 2014 to January 2016.

•
After Boulder Brands was acquired by Pinnacle Foods in January 2016, Mr. Kraft remained with the company to lead the integration through the end of 2016.

•
Prior to joining Boulder Brands, Mr. Kraft was in private practice focusing on general corporate law and mergers and acquisitions in Milwaukee, Wisconsin.

EDUCATION • Mr. Kraft received a Juris Doctor from Marquette University Law School and a Bachelor of Arts from Truman State University.
Susan K. Hunsberger	Age: 61 Senior Vice President and Chief Human Resources Officer

EXPERIENCE
•
Susan K. Hunsberger has served as our Senior Vice President and Chief Human Resources Officer since July 2020.

•
Prior to joining Simply Good Foods, Ms. Hunsberger was a consultant with FCM, LLC, a private equity focused consulting firm, from February 2020 until July 2020.

•
From November 2018 to January 2020, Ms. Hunsberger took a sabbatical.

•
Prior to that, from January 2014 to October 2018, Ms. Hunsberger was the Chief Human Resources Officer at The ServiceMaster Company, LLC.

•
Ms. Hunsberger’s prior experience includes human resources roles with The Nielsen Corporation and GE Aviation.

EDUCATION
•
Ms. Hunsberger received a Bachelor of Science in Accounting and Personnel Management from Miami University and a Master’s Degree in Organization Development from Bowling Green State University.

36    2024 Proxy Statement

Timothy A. Matthews	Age: 44 Vice President, Controller and Chief Accounting Officer

EXPERIENCE
•
Timothy A. Matthews has served as our Vice President, Controller and Chief Accounting Officer since July 2017, and served in the same role at Atkins since November 2016.

•
Prior to joining Atkins, Mr. Matthews served as Corporate Controller of Gevo, Inc. from June 2014 to November 2016.

•
From May 2011 to June 2014, Mr. Matthews served as Senior Manager of Global Accounting and Consolidations at Molson Coors Brewing Company.

•
Mr. Matthews was Manager of Technical Accounting at Intermap Technologies from 2010 to 2011 and practiced with PricewaterhouseCoopers from 2003 to 2010.

EDUCATION • Mr. Matthews received an MBA from University of Denver and a Bachelor of Business Administration from St. Norbert College and is a Certified Public Accountant.
Other Senior Officers
The following table provides information regarding two of our senior officers who are “named executive officers” for fiscal year 2023 but are no longer executive officers as defined under Securities and Exchange Commission rules, including their ages, as of the date of the Annual Meeting:
Name	Age	Position
Jill Short Clark	55	Chief Customer Officer
Linda M. Zink	59	Chief Growth Officer
Jill Short Clark	Age: 55 Chief Customer Officer

EXPERIENCE
•
Jill Short Clark has served as our Chief Customer Officer since August 2017.

•
Ms. Short Clark joined Atkins in January 2008. From 2008 to 2014, she served as Regional Vice President, Sales for Atkins. From 2014 to 2015, she served as VP National Account Teams, and was promoted to and served as Senior Vice President, Sales, from September 2015 to August 2017.

•
Prior to joining Atkins, Ms. Short Clark served in various executive sales leadership roles for more than 20 years with increasing responsibility at Muscle Milk, Abbott Nutrition including the EAS brand, and Kraft Foods.

EDUCATION • Ms. Short Clark received a Bachelor of Applied Science from Florida State University.
Linda M. Zink	Age: 59 Chief Growth Officer

EXPERIENCE
•
Linda M. Zink has served as our Chief Growth Officer since October 9, 2023 and prior to that was our Chief Marketing Officer from May 2, 2022. Ms. Zink was Chief Marketing Officer of Quest from August 2020. A seasoned marketing executive, Ms. Zink began her career with Atkins Nutritionals, Inc. in 2013 and has been instrumental in developing new products and bringing them to market.

•
Previously, Ms. Zink was at WhiteWave Foods where she was responsible for developing and commercializing incremental and margin accretive platforms for both the existing Horizon Organic brand and other dairy based products, among other roles.

• Prior to WhiteWave Foods, Ms. Zink held various positions at The Clorox Company, Bath & Body Works and The Kellogg Company.
EDUCATION • Ms. Zink holds an MBA and a BBA in Marketing from the University of Michigan.

2024 Proxy Statement    37

Compensation Discussion and Analysis
This Compensation Discussion and Analysis is designed to provide our stockholders with a clear understanding of our compensation philosophy and objectives, compensation-setting process, and the compensation of our named executive officers (“NEOs”) for fiscal year 2023. Our NEOs include our president and chief executive officer, our former president and chief executive officer, our chief financial officer, our former chief financial officer and our three most highly compensated executive officers for fiscal year 2023 other than our chief executive officer and chief financial officer. For fiscal year 2023, our NEOs were:
GEOFF E. TANNER	JOSEPH E. SCALZO	SHAUN P. MARA	JILL M. SHORT	LINDA M. ZINK	TIMOTHY R. KRAFT	TODD E. CUNFER*
President and Chief Executive Officer	Exec Vice Chair and Former President and Chief Executive Officer	Chief Financial Officer	Chief Customer Officer	Chief Growth Officer	Chief Legal Officer and Corporate Secretary	Former Chief Financial Officer
Executive Summary
Our compensation program for our NEOs and other executive officers is designed to meet the following primary objectives:

Management Development and Continuity.
Attract, retain and motivate individuals of superior ability and managerial talent to develop, grow and manage our business by offering competitive compensation opportunities with both short-term and significant long-term components

Pay-for-Performance.
Align executive officer compensation with the achievement of our short- and long-term corporate strategies and business objectives, along with the long-term interests of our stockholders through the use of performance-based and variable compensation elements

Long-Term Focus on Stockholder Value.
Align executives with stockholder value creation by delivering a significant portion of our executive officers’ compensation in the form of equity-based awards that vest over multiple years

We believe compensation should be structured to ensure that a significant portion of the total compensation opportunity for our NEOs is directly related to our performance and other factors that directly and indirectly influence stockholder value. The Compensation Committee demonstrated its pay-for-performance philosophy and alignment of executive and stockholder interests in setting executive compensation by continuing to weight compensation toward performance-based pay.

*
Mr. Todd E. Cunfer resigned as our Chief Financial Officer effective October 27, 2022. Mr. Cunfer’s executive compensation is outlined further in the compensation tables beginning on page 52 below but is otherwise not discussed with other NEOs except where noted.

38    2024 Proxy Statement

Strategic and Financial Highlights
In evaluating our overall executive compensation program and decisions, including payouts and awards under our pay-for-performance compensation programs, the Compensation Committee considered several factors, including the achievement of both strategic enterprise and financial objectives and our Company’s overall position in fiscal year 2023. Some specific highlights and key accomplishments considered by the Compensation Committee in its decision-making process included the following:

Strong Results Despite Significant Inflationary Pressures

Despite the challenging inflationary environment, we, our suppliers and consumers faced throughout fiscal year 2023, our net sales grew to $1,242.7 million, up 6.3%, as compared to fiscal year 2022. In addition, Simply Good Foods’ U.S. retail takeaway in measured and unmeasured channels increased about 13% in fiscal year 2023.
Our net income increased to $133.6 million, up 23% from fiscal year 2022, and our diluted Earnings Per Share was $1.32 as compared to $1.08 in fiscal year 2022. Gross margins declined in fiscal 2023 due to inflation within our cost-of-goods sold, primarily due to higher ingredient and packaging costs. Despite these higher costs, Adjusted EBITDA was $245.6 million versus $234.0 million in the year ago period due to the net sales increase and good selling, general and administrative cost control*.

Strong Cash Generation
Our asset-light, outsourced manufacturing business model continues to be a competitive advantage. In fiscal year 2023, we generated steady cash flow from operations of $171.1 million. During the year, we paid down $121.5 million of our term loan debt, and at the end of fiscal year 2023 the outstanding principal balance was $285 million, we had cash and cash equivalents of $87.7 million, and our trailing 12-month Net Debt to Adjusted EBITDA ratio was 0.8x*.
Increasing Market Performance in Attractive Nutritional Snacking Category
Our total Simply Good Foods market performance within the total nutritional snacking category, in the combined measured and unmeasured channels, increased 13%. This is based on IRI Multi-outlet plus Convenience Stores (IRI-MULO+C store) retail takeaway data for measured channels and our internal data for unmeasured channels. Quest and Atkins continue to be leaders in their respective subsegments of active nutrition and weight management with top tier performance versus competitor brands. Specifically, Quest fiscal year retail takeaway in measured and unmeasured channels grew about 24% compared to fiscal year 2022. Atkins total retail takeaway in measured and unmeasured channels was up about 1% in fiscal year 2023 despite contraction in the weight loss subsegment of the category. We believe the long-term growth outlook for the nutritional snacking category is strong. We also believe current low household penetration coupled with consumer interest in snacking and wellness, provide tailwinds for future growth.
Supply Chain Excellence
Our supply chain team performed well and customer service levels improved during fiscal year 2023. Our team’s collaborative work with suppliers, contract manufacturers and distributors enabled us to service our retail and e-commerce customers at expected levels.
Robust Innovation
A portion of our sales is driven by new products, and we believe innovation will continue to be an important component of our business. In fiscal year 2023, we continued to build a robust pipeline of innovation across both of our brands. We believe these new products position us for continued market share gains in fiscal year 2024 and beyond. We believe the diversification of our business across brands, product forms and retail channels provides us with multiple ways to win in the marketplace.
*
Adjusted EBITDA and Net Debt to Adjusted EBITDA are non-GAAP financial measures. Please refer to Annex III for an explanation and reconciliation of these non-GAAP financial measures.

2024 Proxy Statement    39

Fiscal Year 2022 Say-on-Pay Voting Results

At our annual meeting of stockholders in January 2023, we held our annual advisory vote to approve the compensation of our named executive officers. The fiscal year 2022 compensation of our named executive officers reported in our 2023 proxy statement was approved by 99.3% of the votes cast at the 2023 annual meeting of stockholders. Our Compensation Committee believes this affirms our stockholders’ support of our approach to executive compensation, and, as a result, the Compensation Committee did not make any significant changes to our executive compensation program for fiscal year 2023.

CEO Transition
On January 30, 2023, we announced a President and Chief Executive Officer succession plan. Geoff E. Tanner succeeded Joseph E. Scalzo as our President and Chief Executive Officer on July 7, 2023. Also effective on July 7, 2023, Mr. Scalzo was appointed as Executive Vice Chairman of the Board. For information on Mr. Scalzo’s employment agreement during his tenure as our President and Chief Executive Officer please see “Compensation Discussion and Analysis — Employment Arrangements,” below.
Key Features of Fiscal Year 2023 Executive Compensation Program
Our fiscal year 2023 executive compensation program continued to reflect our strong commitment to reward pay for performance and to align with, and continue to drive, stockholder value. Through our commitment to good governance, we continue the following practices:
Things We Do:

Independent Compensation Committee. The Compensation Committee is comprised solely of independent directors.
Independent compensation consultant. The Compensation Committee retains an independent compensation consultant.
Assessment of compensation risk. The Compensation Committee assessed our compensation policies and programs and determined that our compensation policies and programs are unlikely to give rise to risks reasonably likely to have a material adverse effect on the Company.
Annual say-on-pay vote. We hold annual advisory say-on-pay votes to approve executive compensation and received support of 99.3% on this proposal at the 2023 Annual Meeting of Stockholders and responded in fiscal year 2023 with modifications to our executive compensation program.
Performance-based pay. The Compensation Committee focuses on paying our executives for their performance.
Use of multiple performance metrics. The Compensation Committee used two equally weighted performance measures for the 2023 annual short-term incentive bonus, which were designed to continue connecting executive compensation to overall company performance.
Stock Ownership. We require strong stock ownership for executive officers and directors under our stock ownership guidelines.
Clawback Policy. We have adopted two executive compensation “clawback” policies to recoup incentive compensation in certain situations.

What We Don’t Do:

No excise tax gross-ups. We do not provide our management with “excise tax gross-ups” in the event of a change in control.
Ban on pledging. We do not allow our management or directors to pledge our stock to secure loans or other obligations.
Prohibition on hedging. We do not allow our management or directors to enter into derivative transactions in Company stock, including hedges.
No excessive executive benefit programs. We do not provide our management with pensions or any other enhanced benefit programs.
No repricings. Our equity plans do not allow repricing of stock option or stock appreciation rights without stockholder approval.
No excessive perquisites. Our management receives limited perquisites.
No tax gross-ups. We do not gross-up any elements of compensation for executive officers.
No stock options in stock ownership guidelines. We do not consider stock options as a contribution of value to meet our stock ownership guidelines for executive officers and directors.

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Compensation Administration and Independent Compensation Consultant
The Compensation Committee, and/or a Compensation Sub-Committee each comprised solely of independent directors (collectively, the “Compensation Committee”), determines the compensation of our executive officers and administers our equity incentive plan. The Compensation Committee is charged with, among other things, the responsibility of reviewing executive officer compensation policies and practices to ensure:
• adherence to our compensation philosophy and objectives;	• the total compensation paid to our executive officers is consistent with our performance; and	• the total compensation is fair, reasonable and competitive with both public and private companies within our industry.
The Compensation Committee also reviews and approves our executive compensation programs and consults with an outside advisor to assist in compensation program design and to help develop specific program elements. The Compensation Committee also considers policy positions articulated or published by various proxy advisory firms in making its determinations of executive compensation. Executive compensation decisions are typically made by the Compensation Committee at its first regularly scheduled meeting of the fiscal year, normally held in October. This allows the Compensation Committee to have a good understanding of the prior fiscal year financial performance prior to making compensation decisions for the next year.
Mr. Tanner, our President and Chief Executive Officer, annually reviews the performance of each of our executive officers, other than himself, and, based on these reviews, makes recommendations to the Compensation Committee regarding salary adjustments, annual incentive bonus payments and long-term equity incentive awards. The Compensation Committee believes it is valuable to consider Mr. Tanner’s recommendations with respect to these matters given his knowledge of our operations and the day-to-day responsibilities of our executive officers, and he is in a unique position to provide the Compensation Committee with insight into the performance of our executive officers in light of our business at a given point in time. While the Compensation Committee considers Mr. Tanner’s reviews and recommendations, the Compensation Committee decides the compensation of our executive officers and also considers, among other things, Company and individual performance, peer group data, proxy adviser articulated policies, and recommendations from an independent compensation consultant, Mercer, as further described below.
The Compensation Committee has retained Mercer as its independent executive compensation consultant to advise the Compensation Committee with respect to our compensation programs for non-employee directors, executive officers, and senior executives. Mercer also assisted the Compensation Committee with the development of a peer group against which to evaluate our executive compensation levels and our proposed equity compensation program. Mercer has not provided, and is not expected to provide, advice or assistance to us in any areas other than executive compensation. In addition, the Compensation Committee considered the independence of Mercer in light of SEC rules and Nasdaq listing standards, which requires compensation committees to assess the independence of their compensation consultant, legal counsel and other advisors prior to receiving advice from them. The Compensation Committee has reviewed its and the Company’s relationships with Mercer and has not identified any conflicts of interest.
The Compensation Committee took the results of Mercer’s comparative analyses of our peer group (as described below), as well as the considerations provided by Mercer with respect to components and levels of compensation for our executive officers, under advisement in determining competitive market practice in our industry. The Compensation Committee considered the assessment of peer group market compensation, historical compensation levels, subjective assessments of individual performance and value to the Company, along with other subjective factors in establishing and approving the various elements of our executive compensation program for fiscal year 2023.
Peer Companies
We operate primarily in the highly competitive nutritional snacking and meal replacement segment of the food and beverage industry. Within this segment, we operate an “asset light” business model, where substantial operating activities, such as manufacturing, are outsourced. As a result, our management team is required to effectively select, oversee and scale the business over time with certain strategic partners. Our management team also must effectively manage our growth within a segment of the food and beverage industry that competes fiercely for manufacturing capacity at third party contract manufacturers. In many instances, we compete for manufacturing capacity against much larger and better-resourced companies. These factors make determining directly comparable information with respect to compensation information at “peer” companies challenging. Many “peer” companies operate different business models and have significantly different available resources or operate within different segments of the consumer packaged goods industry. Notwithstanding these challenges, with the assistance of Mercer, the Compensation Committee adopted a peer group in 2017, which was updated in January 2020, January 2022 and again in January 2023. In January 2023, the Compensation Committee

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removed WD-40 from our peer group based on the screening criteria for companies in the consumer packaged goods industry with revenue and market capitalization comparable to ours. In the process of choosing companies for our peer group, Mercer and the Compensation Committee examine companies in the consumer staples and discretionary products space, with a particular emphasis on food and beverage companies, and consider revenue size, market capitalization and net income margins. Whether companies list us as a peer in their most recent proxy statement and whether proxy advisory firms considered a company as our peer are also considered.
Based on the recommendation of Mercer, the Compensation Committee sought to establish a peer group of between 12 and 18 companies to have a mix of companies that would provide meaningful compensation data.
It is the intent of the Compensation Committee to review the peer group at least annually and make any adjustments to the list of peers that may be appropriate to recognize changes in performance, size and business scope and to adjust for any companies that have been acquired and no longer report compensation data. For fiscal year 2023, the 15 selected peer companies were as follows:

Fiscal Year 2023 Peer Companies
B&G Foods	J&J Snack Foods	Tootsie Roll Industries
BellRing Brands	John B. Sanfilippo & Son	USANA Health Sciences
Central Garden & Pet Company	Lancaster Colony	Utz Brands, Inc.
Edgewell Personal Care Company	Sovos Brands, Inc.
Hostess Brands	The Boston Beer Company
Inter Parfums, Inc.	The Hain Celestial Group
The Compensation Committee uses relevant compensation data from the annual total compensation study of peer companies to help inform its decisions regarding compensation elements, levels and opportunities. The Compensation Committee establishes targeted pay levels by role, taking into account the competitive peer data and factors such as business performance, individual performance, job responsibilities, individual skill sets and other relevant factors. The Compensation Committee generally targets compensation for the Company’s executive officers at the 50th percentile of the peer group, although the Compensation Committee reviews all relevant factors when determining executive compensation. The Compensation Committee uses peer company data as a guideline to inform its actions but does not benchmark compensation to any specific level of compensation of the peer companies.
Fiscal Year 2023 Compensation Elements & Philosophy
The objective of our compensation program is to provide a total compensation package to each named executive officer that will enable us to attract, motivate and retain outstanding individuals, reward NEOs for performance and align the financial interests of each NEO with the interests of our stockholders to encourage each NEO to contribute to our long-term performance and success. Our executive compensation philosophy is focused on “pay-for-performance,” which means results above or below our expectations may result in above- or below-market compensation outcomes in any given fiscal year.
	Fixed		Variable
	Base Salary	Benefits	Annual Cash Incentive	Equity Awards
Design & Purpose	To attract and retain executives by offering fixed compensation that is competitive with market opportunities and that recognizes each executive’s position, role, responsibility and experience.	To provide attractive benefits that promote employee (and potentially family) health and wellness. Benefits are provided at a level that is the same or similar to all employees.	To motivate and reward the achievement of our annual performance, based on the attainment of pre-defined financial performance objectives.	To align executives’ interests with the interests of stockholders through equity-based compensation with performance-based and time-based vesting periods, and to promote the long-term retention of our executives and other key management personnel.

42    2024 Proxy Statement

Base Salary
In October 2022, the Compensation Committee reviewed base salaries to ensure that they generally were competitive with market levels and generally reflected our level of financial performance during the previous year. No formulaic base salary increases are provided to our NEOs; however, annual salary increases are provided when the Compensation Committee determines that increases are warranted considering national salary increase levels, salary levels within companies in our peer group, individual performance, changes in scope of responsibilities and/or overall company performance. We pay base salaries to attract, recruit and retain qualified employees. The base salaries for the fiscal year ended August 26, 2023, for our NEOs consider the initial base amount set forth in the executive’s respective employment agreement, employment offer letter, or most recent base salary, as applicable, and the scope of the executive’s responsibilities, individual contributions, prior experience and sustained performance.
The base salaries of our NEOs for fiscal year 2023 were as follows:
Named Executive Officer	Base Salary at End of Fiscal Year 2022	Base Salary at End of Fiscal Year 2023	Increase Over Fiscal Year 2022 Base Salary
Geoff E. Tanner	n/a	$750,000	0.0%
Joseph E. Scalzo	$824,000	$200,000	-75.7%
Shaun P. Mara	$342,000	$480,000	40.4%
Jill M. Short	$376,000	$387,000	2.9%
Linda M. Zink	$400,000	$412,000	3.0%
Timothy R. Kraft	$421,000	$434,000	3.1%
Todd E. Cunfer	$480,000	n/a	0.0%
The increases in base salaries for our NEOs were effective as of January 1, 2023, except for Mr. Tanner whose base salary was established when he joined us on April 3, 2023, and Mr. Scalzo who received a change in base salary on July 7, 2023, in conjunction with his transition from President and Chief Executive Officer to Executive Vice Chairman. Mr. Cunfer’s employment with the Company ended on November 30, 2022.
Annual Performance-Based Cash Incentive Compensation
Our NEOs are eligible to participate in our annual performance-based cash incentive plan. The Compensation Committee assigns each executive a target incentive, determined as a percentage of fiscal year-end base salary, based on competitive market data and the executive’s role and responsibilities. The annual financial objectives for payouts under the annual performance-based cash incentive plan and the final annual cash incentive award determinations are made by the Compensation Committee.
All of the NEOs participated in the annual performance-based cash incentive plan for the fiscal year ended August 26, 2023 (the “2023 Incentive Plan”). Actual incentive awards are determined as follows:
Payout Component:	Individual Incentive Dollar Target	x	Company Financial Performance	+	Individual Performance Adjustment	=	Final Payout
Allowable Range:			0% to 200%		± 25%		0% to 225%
The 2023 Incentive Plan applicable to the NEOs was based upon achievement of financial objectives, of which 50% was tied to the Company’s net sales and 50% was tied to Adjusted EBITDA for fiscal year 2023. In October 2022, the Compensation Committee established these metrics for the 2023 Incentive Plan. To determine an individual NEO’s 2023 Incentive Plan payout, the individual’s incentive dollar target is multiplied first by the Compensation Committee’s determination of the Company’s performance against the financial objectives which can range from 0% to 200%. The Compensation Committee thereafter has discretion to increase or decrease the payout amount by up to 25% based on the individual’s assessed performance against the individual’s business objective and contributions to the Company’s overall performance across a variety of commercial, administrative and operational objectives established by the Board.
The Compensation Committee evaluated Mr. Tanner’s individual performance. Mr. Tanner presents the Compensation Committee with recommendations for each of the other executive officers, including the other NEOs. Individual performance adjustments reflect Mr. Tanner’s and the Compensation Committee’s evaluation of each executive’s business objective achievements and contributions to overall Company performance.

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The table below sets forth the performance target and actual results for fiscal year 2023 with respect to the objective company performance goals established under the 2023 Incentive Plan:
Performance Factor	2023 Threshold (in millions)	2023 Target (in millions)	2023 Maximum (in millions)	2023 Actual (in millions)	2023 Actual % of Target (in millions)
Net Sales(1)	$1,194.6	$1,251.1	$1,364.2	$1,243.7	99.4%
Adjusted EBITDA(2)	$241.2	$250.5	$269.1	$245.6	98.0%

(1)
For purposes of the 2023 Incentive Plan, Net Sales is calculated using constant currencies for the full 2023 fiscal year.

(2)
For purposes of the 2023 Incentive Plan, Adjusted EBITDA (earnings before interest, tax, depreciation and amortization) is calculated as net income before interest income, interest expense, income tax expense, depreciation and amortization with further adjustments to exclude the following items: stock-based compensation expense, integration costs, restructuring costs, gain or loss in fair value change of warrant liability, and other non-core expenses, using constant currencies through the 2023 fiscal year.

The following outlines the payout methodology in connection with the achievement of Company financial performance measures under the 2023 Incentive Plan. Percentage payouts between performance levels is determined by linear interpolation.
Payment Methodology — Net Sales and Adjusted EBITDA
	Payment Levels as a Percent of Target
Performance Factor	0%	50%	100%	150%	200%
Net Sales	<95%	95%	100%	105%	109%
Adjusted EBITDA	<96%	96%	100%	104%	107%
Total Company performance achieved on financial metrics was 84%. The individual payments for our NEOs is 82% of target. Each named executive officer’s target incentive (expressed as a percentage of base salary and as a dollar amount) and 2023 award amounts are set forth in the table below.
Name	Base Salary at Fiscal Year-End ($)	Target Incentive (as Percentage of Base Salary) (%)	Target Incentive ($)	Performance Factors and Weighting	Company Financial Performance (%)	Final Payout Including Performance Adjustment (%)(1)	2023 Final Award ($)(1)
Geoff E. Tanner(2)	$750,000	100%	$312,500	Net Sales – 50% Adjusted EBITDA – 50%	84%	82%	$256,000
Joseph E. Scalzo(3)	$200,000	100%	$720,000	Net Sales – 50% Adjusted EBITDA – 50%	84%	82%	$590,000
Shaun P. Mara(4)	$480,000	70%	$320,000	Net Sales – 50% Adjusted EBITDA – 50%	84%	82%	$262,000
Jill M. Short	$387,000	55%	$212,850	Net Sales – 50% Adjusted EBITDA – 50%	84%	82%	$175,000
Linda M. Zink	$412,000	55%	$226,600	Net Sales – 50% Adjusted EBITDA – 50%	84%	82%	$186,000
Timothy R. Kraft	$434,000	60%	$260,400	Net Sales – 50% Adjusted EBITDA – 50%	84%	82%	$214,000
Todd E. Cunfer(5)	$0	0%	$0	Net Sales – 50% Adjusted EBITDA – 50%	84%	0%	$0

(1)
The Compensation Committee agreed with Mr. Tanner’s recommendation to make a 2% discretionary reduction in bonus payout for each named executive officer and determined to apply this same reduction to Mr. Tanner’s bonus payout to allow for greater discretionary payouts for other employees.

(2)
Mr. Tanner’s Target Incentive was prorated due to his hire date of April 3, 2023.

(3)
Mr. Scalzo’s Target Incentive was prorated due to his transition to Executive Vice Chairman on July 7, 2023.

44    2024 Proxy Statement

(4)
Mr. Mara’s Target Incentive was prorated due to his being promoted to Chief Financial Officer on October 27, 2022.

(5)
Mr. Cunfer was not eligible for the 2023 short term incentive payout.

Long-Term Equity Incentive Compensation
We provide equity-based long-term incentive compensation to our NEOs to link long-term results with our stockholders’ interests, to promote the long-term retention of our executives and key management personnel, and to ensure our NEOs have a continuing stake in our long-term success. We grant equity incentive awards to our NEOs in conjunction with the applicable named executive officer’s initial hire, and at other times at the discretion of the Compensation Committee, and we have implemented a practice to grant annual equity awards after the close of the fiscal year on or around the first week of November. Our award grant date and vesting date each year follows the public release of our full fiscal year earnings for the preceding fiscal year.
The Compensation Committee believes in a balanced approach to long-term incentive compensation. Under our equity-based long-term incentive program (the “LTI Program”) for fiscal year 2023, we granted our executive officers three types of awards: performance stock units (“PSUs”), time-based stock options (“stock options”), and time-based restricted stock units (“RSUs”). Based on a review of market data and recommendations from Mercer, each named executive officer has a targeted aggregate dollar value for awards under the LTI Program, which is allocated among the awards as outlined below. The Compensation Committee uses grants of equity awards to further our objective of a pay-for-performance compensation program to tie executive compensation to the achievement of our longer-term corporate strategies and business objectives and to the long-term interests of our stockholders.
The table below outlines the mix of equity awards granted to our NEOs in fiscal year 2023:
Award Type	Fiscal Year 2023 Allocation Percentage	Alignment to Stockholder Interests
PSUs	50%	Vesting depends on our performance at the end of a three-year performance period if specified relative total shareholder return (“TSR”) metrics are met
Stock Options	25%	Value of award depends on the appreciation of our stock price
RSUs	25%	Value of award depends on our common stock price
PSUs.   Each PSU represents the contingent right to receive one share of our common stock upon vesting. The PSUs vest at the end of a three-year performance period as follows:
Three-Year Performance Period Ending August 31, 2025

Performance Criteria:   Relative TSR measured for the Company and each company in the Russell 3000 Food &
Beverage index using the immediately preceding 30-day average share price at the beginning and end of the
Performance Period:
Amount of PSUs Vesting
Less than 25th percentile	0%
25th percentile	25%
50th percentile	100%
75th percentile	200%
Promptly following the completion of the Performance Period (and no later than sixty (60) days), the Compensation Committee will review and certify (a) what percentile rank of relative TSR has been achieved, and (b) the number of PSUs each named executive officer has earned. Relative TSR will be measured for the Company and each company in the Russell 3000 Food & Beverage index using the immediately preceding 30-day average share price at the beginning and end of the Performance Period, with the beginning measurement starting on the first day of the Performance Period and the ending measurement ending on the last day of the Performance Period. Companies in the Russell 3000 Food & Beverage index that are acquired during the Performance Period will not be included in the Performance Period end date measurement and no substitutions will be made. Achievement between the stated percentages will be interpolated on a straight-line basis.
Stock Options.   The value of stock options is based on stock price appreciation after the grant date. Stock option grants have a 10-year term and generally vest in three substantially equal annual installments beginning on the first anniversary of the grant date. The exercise price equals our closing stock price on the date of grant.

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Restricted Stock Units.   Each RSU represents the right to receive one share of our common stock upon vesting, provided that the recipient remains employed with us through each vesting date. The RSUs generally vest in three substantially equal annual installments beginning on the first anniversary of the grant date, except as noted in the section entitled “— Potential Payments Upon Termination or Change in Control — Executive Severance Plan,” below, with respect to vesting upon a Change in Control with Termination.
Fiscal Year 2023 PSU Vestings.   In November 2020, we granted our PSUs to our NEOs with performance criteria consisting of relative TSR measured for the Company and each company in the Russell 3000 Food & Beverage index, and these PSUs vested at 193.2% of target on November 8, 2023, because we achieved the percentile rank of 73.3%. Relative TSR was calculated using the immediately preceding 30-day average share price at the beginning and end of the Performance Period. The vesting schedule for these PSUs at the end of the three-year period was follows: 25% would vest on November 8, 2023 if we achieved the 25th percentile of relative TSR, 100% would vest on November 8, 2023 if we achieved the 50th percentile of relative TSR, and 200% would vest on November 8, 2023 if we achieved the 75th percentile of relative TSR. Achievement between the stated percentages was interpolated on a straight-line basis.
Fiscal Year 2023 Awards.   The equity awards granted to our NEOs in fiscal year 2023 were as follows:
Name	Time-Based Stock Options (#)	PSUs at Maximum Vesting (#)	RSUs (#)
Geoff E. Tanner(1)	150,000	—	20,000
Joseph E. Scalzo(2)	35,384	39,970	25,110
Shaun P. Mara(3)	9,369	10,582	31,523
Jill M. Short(3)	5,871	6,632	16,282
Linda M. Zink(3)	6,246	7,054	13,705
Timothy R. Kraft(3)	6,574	7,426	8,587
Todd E. Cunfer(4)	—	—	—

(1)
On April 10, 2023, the Compensation Committee granted Mr. Tanner 150,000 Stock Options and 20,000 RSUs included in the above, in connection with his hiring.

(2)
On July 7, 2023, the Compensation Committee granted Mr. Scalzo 9,581 RSUs included in the above, in connection with his transition to Executive Vice Chairman.

(3)
On November 8, 2022, the Compensation Committee granted Mr. Mara 27,412 RSUs, included in the above, in recognition of his promotion to Chief Financial Officer, and 13,706 RSUs to Ms. Short and 10,964 RSUs to Ms. Zink, both included in the above, to facilitate the Company’s retention efforts and help reinforce long-term succession needs through the Chief Executive Officer succession plan. On January 18, 2023, the Compensation Committee granted Mr. Kraft 5,702 RSUs, included in the above, to facilitate the Company’s retention efforts and help reinforce long-term succession needs through the Chief Executive Officer succession plan. Mr. Mara’s grant vests 75% on the 18-month anniversary of the grant date and 25% on the second anniversary of the grant date. Each of the retention awards vest 100% on the second anniversary of their respective grant date.

(4)
Mr. Cunfer’s employment with the company ended on November 30, 2022, and he did not receive any equity award grants in fiscal year 2023.

Benefits and Perquisites
We offer health and welfare benefits and life insurance to our NEOs on the same basis that these benefits are offered to other eligible employees. Also, our NEOs participate in our 401(k) on the same basis as other eligible employees.
We offer limited perquisites to our NEOs. During fiscal year 2023, we provided supplemental life and disability insurance to our NEOs. For additional information, see “— Summary Compensation Table” below.

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Employment Arrangements
Mr. Scalzo’s Employment Agreement as President and Chief Executive Officer.
We entered into an amended and restated employment agreement with Mr. Scalzo, dated July 7, 2017, which was further amended October 16, 2019, and August 13, 2021. The initial term of the agreement was five years, but pursuant to the August 2021 amendment, the initial term of the agreement was extended to six years, such that the initial term of the agreement would terminate on July 7, 2023, and thereafter, the term would automatically renew for additional one-year periods, unless either party provided 90 days’ written notice of non-renewal. This Employment Agreement terminated on July 7, 2023.

The agreement provided Mr. Scalzo with an initial base salary of $715,000, subject to increase (but not decrease) in the discretion of the Board of Directors. In addition, under the amended agreement, Mr. Scalzo was entitled to, among other things:
•
a target annual cash incentive award opportunity equal to 100% of base salary for fiscal year 2018 and each year thereafter;

•
the opportunity to receive equity and other long-term incentive awards, as determined in the Board’s discretion;

•
eligibility to participate in the employee benefit plans, programs and policies maintained by us for our senior executives generally, in accordance with the terms and conditions thereof as in effect from time to time; and

•
upon his retirement, Mr. Scalzo’s incentive equity awards will have continued vesting for all awards granted (A) at least one year preceding his retirement for awards made prior to September 1, 2022 and (B) at least six months preceding his retirement for awards made on or after September 1, 2022.

Upon the occurrence of a Change in Control of the Company, any outstanding unvested incentive equity awards held by Mr. Scalzo would have been entitled to accelerated vesting only if Mr. Scalzo experienced a Qualifying Termination (as defined in the agreement) within 12 months following the Change in Control, subject to Mr. Scalzo’s executing and not revoking the release required by the terms of the agreement.
The agreement subjects Mr. Scalzo to certain restrictive covenants, including perpetual confidentiality and mutual non-disparagement, assignment of inventions and non-competition and non-solicitation during the employment term and for 24 months post employment.
For additional information on benefits Mr. Scalzo will receive upon his retirement or a Change in Control, please see “Potential Payments Upon Termination or Change in Control — Mr. Scalzo’s Severance and Change in Control Benefits,” below.
Mr. Scalzo’s Transition Agreement
In connection with Mr. Scalzo’s transition into retirement, on January 27, 2023, we entered into a transition agreement with Mr. Scalzo (the “Scalzo Transition Agreement”). The Scalzo Transition Agreement provided Mr. Scalzo would remain Chief Executive Officer of the Company through July 7, 2023. After July 7, 2023, Mr. Scalzo will serve in the role of Executive Vice Chairman of the Board through the end of the Company’s 2024 fiscal year, at which time his employment with us will cease and he will be appointed as non-executive Vice Chairman of the Board.
The Scalzo Transition Agreement provides that after July 7, 2023, Mr. Scalzo will receive an annual base salary of $200,000, which will be prorated for partial years of service, and he will be eligible to receive an annual incentive award, on the same terms as our senior executives. For fiscal year 2024, Mr. Scalzo’s annual incentive target amount will be 100% of his annual base salary, with a maximum payout of 200% of his annual base salary. Any new equity awards granted to Mr. Scalzo on or after July 7, 2023 pursuant to the Scalzo Transition Agreement, as granted in the discretion of the Board, will receive retirement equity treatment, which is consistent with the retirement equity treatment provided in Mr. Scalzo’s prior employment agreement. Pursuant to the Scalzo Transition Agreement, Mr. Scalzo was awarded restricted stock units of the Company with a target value of $350,000 that cliff vest on the one-year anniversary of the date of grant, which grant is also eligible for retirement equity treatment if Mr. Scalzo’s employment is terminated by the Company without Cause or by Mr. Scalzo for Good Reason (as such terms are defined in the Scalzo Transition Agreement), in each case, prior to vesting.
Mr. Scalzo continues to be a participant in our Executive Severance Plan as a Tier I participant. See “Potential Payments Upon Termination or Change in Control” for a description of the Executive Severance Plan.

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Other Employment Letters.
Other than Mr. Scalzo, none of the NEOs have an employment agreement. Each of the NEOs other than Mr. Cunfer participate in The Simply Good Foods Company Executive Severance Plan (the “Executive Severance Plan”). See “Potential Payments Upon Termination or Change in Control” for a description of the Executive Severance Plan. At the time of their respective hire dates, we entered into employment offer letters with each of Messrs. Tanner, Mara, and Kraft, and Mses. Short and Zink. Each of these NEOs’ employment is “at will,” and the employment offer letter does not include a specific term. The employment offer letters set forth an initial base salary and provide for increases from time to time by the Board. Each NEO is eligible for an annual cash incentive award, with a target amount set as a percentage of their base salary and the actual amount based upon the achievement of performance goals established by the Compensation Committee from time to time. The employment offer letters provide that each NEO is eligible to participate in the employee benefit plans, programs and policies maintained by us from time to time.
Review of Risk in our Compensation Programs
We have reviewed our compensation policies and practices for our employees and concluded that any risks arising from our policies and programs are not reasonably likely to have a material adverse effect on our Company. We reviewed our conclusion with our Compensation Committee, which believes that the mix and design of the elements of our compensation program are appropriate and encourage executive officers and key employees to strive to achieve goals that benefit the Company over the long term. We believe the following features of our compensation programs help mitigate risks.

•
The Compensation Committee uses an independent compensation consultant to advise the Compensation Committee on executive compensation decisions.

•
Executive officers are subject to minimum stock ownership guidelines.

•
Our Insider Trading Policy prohibits officers, directors and other employees (i) from entering into hedging or monetization transactions or similar arrangements with respect to our securities and (ii) pledging our securities.

•
Our incentive compensation clawback policy permits the Company to recoup incentive compensation paid on the basis of financial results that are subsequently restated or because of financial or reputational harm to the Company.

•
The Compensation Committee absent intervening events such as those related to merger and acquisition activities, typically approves short-term incentive program goals at the start of the fiscal year and approves the performance achievement levels and final payments at the end of the fiscal year.

•
The short-term incentive program payouts are capped.

•
We use a mix of cash and equity incentive programs.

•
We use a mix of equity award types, all of which are subject to multi-year vesting for executive officers.

Corporate Governance Policies
Stock Ownership Guidelines
Non-Employee Directors
Our non-employee directors are required to own common stock equal to four times such director’s annual retainer. Directors are expected to satisfy these guidelines within five years of becoming a director and may not sell any common stock until they are in compliance with such guidelines and thereafter only if the guidelines remain satisfied after giving effect to the sale. Each of our non-employee directors are currently in compliance with the stock ownership guidelines or are still within the time frame to meet their respective ownership guidelines by the required deadline. Guideline compliance is measured pursuant to the policy as of September 1st of each year.
Executive Officers
To further align our NEOs and other senior leaders with our stockholders and to maintain our commitment to strong corporate governance, we maintain rigorous ownership guidelines for our executive officers and certain other senior leaders.

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Our executive officers and other senior leaders are required to own common stock equal to a multiple of their annual base salary, depending on their level as set forth below:
Executive officers and senior team members are expected to satisfy these guidelines within five years of assuming their positions and may not sell any common stock until they are in compliance with such guidelines and thereafter only if the guidelines remain satisfied after giving effect to the sale. Executive officers and senior team members are not required to make open market purchases of our common stock to come into compliance with these guidelines. In instances where the stock ownership guidelines would place a severe hardship, the Compensation Committee will make a final decision as to an alternative stock ownership guideline for such person that reflects both the intention of the guidelines and personal circumstances. Each of our executive officers and senior team members is currently in compliance with the stock ownership guidelines or is still within the time frame to meet the ownership guidelines by the required deadline. Guideline compliance is measured pursuant to the policy as of September 1st of each year.
General
Shares that count towards the ownership guidelines include:
•
Shares owned directly (or through a nominee);

•
Shares beneficially owned in a “family trust” or held by a spouse and/or minor children;

•
Shares underlying unvested time-vesting restricted stock units; and

•
Deferred stock units of the Company.

For purposes of the policy, “Fair Market Value” means the higher of (i) the 90-day average closing price of our common stock or (ii) the most recent closing price of our common stock, in each case immediately prior to the date of measurement.
Anti-Hedging and Pledging Policy
Our Insider Trading Policy prohibits our officers, directors and all other employees from

pledging any of our securities as collateral for a loan	buying or selling put or call positions or other derivative positions in our securities
holding our securities in a margin account	entering into hedging or monetization transactions or similar arrangements with respect to our securities engaging in short sales
Recoupment (“Clawback”) Policy
The Board originally adopted a clawback policy in July 2019 that applies to certain incentive compensation for our executive officers and other employees paid or awarded after July 2019. In compliance with updated Nasdaq listing requirements, we adopted a new clawback policy effective October 2, 2023, for incentive compensation paid or awarded on after October 2, 2023 (the “Rule 10D-1 Incentive Compensation Recovery Policy”). As part of adopting the Rule 10D-1 Incentive

2024 Proxy Statement    49

Compensation Recovery Policy, the Board amended and restated its existing clawback policy to apply to certain incentive compensation not otherwise covered by the Rule 10D-1 Incentive Compensation Recovery Policy (the “General Clawback Policy”).
The Rule 10D-1 Incentive Compensation Recovery Policy provides that in the event of an Accounting Restatement, the Company will recover reasonably promptly the amount of any Erroneously Awarded Compensation Received by an Executive Officer during the Recovery Period. A copy of this policy has been included in this Proxy Statement as Annex I.
The General Clawback Policy provides that in the event the Board determines, in its sole discretion, that one of our executive officers or other employees subject to the policy committed an act or omission during the course of their employment with us that gives rise to a material adverse effect on our financial condition or reputation, and such act or omission (i) constituted willful, knowing or intentional violation of any of our rules or any applicable legal or regulatory requirements, or (ii) constituted fraud or other illegal conduct, then the Board shall determine whether we should seek to recover from that executive officer or employee up to 100% (as determined by the Board in its sole discretion as appropriate based on the conduct involved) of the incentive compensation received by that executive officer or employee during the three completed fiscal years immediately preceding the date the Board becomes aware of such material adverse effect. The General Clawback Policy includes language to prohibit the recovery of the same incentive compensation for the same events under both policies.
For purposes of the General Clawback Policy, incentive compensation means any compensation that is granted, earned or vested based wholly or in part on the attainment of a financial reporting or stock price measure determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements, including annual bonuses and other short- and long-term cash incentives and equity-based awards.
Effect of Accounting and Tax Treatment
When determining the components of the compensation paid to our executive officers, we review the anticipated accounting and tax consequences to us and the executive officers, including: the recognition of share-based compensation (see Note 13 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended August 26, 2023); Section 162(m) of the Internal Revenue Code (the “Code”) which imposes a limit on the amount of compensation that we may deduct in any one year with respect to our NEOs; the Tax Cuts and Jobs Act, which eliminated the exception that allowed for the deductibility of certain performance-based compensation; and Section 409A of the Code. We strive to ensure that there are no negative accounting or tax implications due to the design of our executive compensation programs; however, we will take the actions that we deem necessary and appropriate to further the best interest of our stockholders, promote our corporate goals, and achieve our goal of paying for performance.

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Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the SEC.
The Compensation Committee:
Clayton C. Daley, Jr. (Chairperson)
Robert G. Montgomery
Brian K. Ratzan
David J. West
James D. White
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Summary Compensation Table
The following table sets forth information regarding compensation earned by our NEOs during fiscal years 2023, 2022, and 2021.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Geoff E. Tanner(6) President and Chief Executive Officer	2023	281,250	700,000	738,800	2,358,000	256,000	693	4,334,743
Joseph E. Scalzo Exec Vice Chairman and former President and Chief Executive Officer	2023	757,358		2,199,630	611,436	590,000	17,095	4,175,519
	2022	815,000		1,772,686	555,059	1,112,000	15,508	4,270,253
	2021	798,273		1,711,969	3,363,441	1,400,000	16,262	7,289,945
Shaun P. Mara(6) Chief Financial Officer	2023	453,373		1,548,055	161,896	262,000	21,152	2,446,476
Jill M. Short Chief Customer Officer	2023	382,875		836,064	101,451	175,000	17,827	1,513,217
	2022	371,875		220,509	69,063	296,000	18,382	975,829
	2021	364,084		412,980	73,841	371,000	19,173	1,241,078
Linda M. Zink Chief Growth Officer	2023	407,500		749,764	107,931	186,000	19,069	1,470,264
	2022	364,375		408,431	65,279	300,000	19,909	1,574,994
Timothy R. Kraft Chief Legal Officer & Corp. Secretary	2023	429,125		543,607	113,599	214,000	16,234	1,316,565
	2022	415,000		326,329	102,169	341,000	17,438	1,201,936
	2021	402,038		515,115	109,244	462,000	16,402	1,504,799
Todd E. Cunfer(7) Former Chief Financial Officer	2023	158,565		0	0	0	1,686	160,251
	2022	472,500		463,311	145,065	454,000	19,329	1,554,205
	2021	458,333		1,533,483	148,898	564,000	15,158	2,719,872

(1)
This amount includes Mr. Tanner’s sign on bonus to remunerate him for compensation that would have been otherwise payable by his former employer and for relocation to Denver.

(2)
The amounts included under the “Stock Awards” column reflect the aggregate grant date fair value of PSUs (at target performance) and RSUs, and do not correspond to the actual values that will be realized by the executive officer. The value of these awards is computed in accordance with FASB ASC Topic 718, excluding the effect of any estimated forfeitures. PSUs vest at the end of the three-year performance period with payouts ranging from 0% to 200%. Information about the assumptions used to calculate the grant date fair value of such equity awards can be found in Note 13 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended August 26, 2023. For fiscal year 2023, the total aggregate grant date fair value of stock awards, including the PSUs and time-vested RSUs assuming the achievement of highest level of performance, would be as follows: $738,800 for Mr. Tanner, $3,449,692 for Mr. Scalzo, $1,879,007 for Mr. Mara, $1,043,480 for Ms. Short, $970,378 for Ms. Zink, and $775,855 for Mr. Kraft.

(3)
The amounts reflect the aggregate grant date fair value of non-qualified stock options granted to the NEOs, and do not correspond to the actual value that will be realized upon exercise by the NEOs. The value of these awards is computed in accordance with FASB ASC Topic 718, excluding the effect of any estimated forfeitures. Information about the assumptions used to calculate the grant date fair value of such equity awards can be found in Note 13 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended August 26, 2023.

(4)
Represents amounts earned by the NEOs under the 2023 Incentive Plan. These payments were made to the NEOs after the close of the fiscal year for which they were earned. See “— Annual Performance-Based Cash Incentive Compensation” above.

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(5)
Amounts in this column include the following.

Name	Cash Matching Contributions to 401(k) plan ($)	Supplemental Life Insurance Premiums ($)	Supplemental Disability Insurance Premiums ($)
Geoff E. Tanner	—	298	396
Joseph E. Scalzo	9,815	949	6,332
Shaun P. Mara	15,046	1,020	5,086
Jill. M. Short	11,871	1,020	4,936
Linda M. Zink	12,496	1,020	5,553
Timothy R. Kraft	11,921	1,020	3,293
Todd E. Cunfer	—	298	1,388

(6)
Messrs. Tanner and Mara became NEOs for the first time in fiscal year 2023. Mr. Tanner was hired on April 3, 2023 and appointed President and Chief Executive Officer on July 7, 2023, and Mr. Mara became Chief Financial Officer effective October 27, 2022.

(7)
Mr. Cunfer stepped down as Chief Financial Officer effective October 27, 2022, and his employment with the Company ended on November 30, 2022.

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Grants of Plan-Based Awards Table
The following table sets forth information regarding plan-based awards granted to our NEOs during fiscal year 2023. See “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table,” below for information with respect to vesting dates.
Name	Award Description	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)(5)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Geoff E. Tanner	Annual Incentive		156,250	312,500	625,000
	PSUs
	Options	4/10/2023								150,000	36.94	2,358,000
	RSUs	4/10/2023							20,000			738,800
Joseph E. Scalzo	Annual Incentive		360,000	720,000	1,440,000
	RSUs	7/7/2023							9,581			349,994
	PSUs	11/8/2022				4,996	19,985	39,970				1,250,062
	Options	11/8/2022								35,384	38.61	611,436
	RSUs	11/8/2022							15,529			599,575
Shaun P. Mara	Annual Incentive		160,000	320,000	640,000
	PSUs	11/8/2022				1,322	5,291	10,582				330,952
	Options	11/8/2022								9,369	38.61	161,896
	RSUs	11/8/2022							31,523			1,217,103
Jill M. Short	Annual Incentive		106,425	212,850	425,700
	PSUs	11/8/2022				829	3,316	6,632				207,416
	Options	11/8/2022								5,871	38.61	101,451
	RSUs	11/8/2022							16,282			628,648
Linda M. Zink	Annual Incentive		113,300	226,600	453,200
	PSUs	11/8/2022				881	3,527	7,054				220,614
	Options	11/8/2022								6,246	38.61	107,931
	RSUs	11/8/2022							13,705			529,150
Timothy R. Kraft	Annual Incentive		130,200	260,400	520,800
	RSUs	1/18/2023							5,702			199,969
	PSUs	11/8/2022				928	3,713	7,426				232,248
	Options	11/8/2022								6,574	38.61	113,599
	RSUs	11/8/2022							2,885			111,390
Todd E. Cunfer(5)	Annual Incentive
	PSUs
	Options
	RSUs
(1)
These columns consist of threshold, target and maximum annual incentive targets for fiscal year 2023 under the 2023 Incentive Plan. Actual incentive payments are calculated upon achievement of Company performance metrics, with the opportunity for additional increases or decreases of up to 25% of the target based upon individual performance. The Threshold, Target and Maximum payments shown in the table above exclude the potential 25% upward/downward adjustment tied to individual performance. See “— Summary Compensation Table” above for actual amounts paid.

(2)
The columns under “Estimated Future Payouts Under Equity Incentive Plan Awards” represent the PSUs granted in fiscal year 2023 that will vest in 2025 based upon achievement of Company performance metrics. Earned payments may range from 0% to 200% of target based on performance. See “— Long Term Equity Compensation” above.

54    2024 Proxy Statement

(3)
The amounts included in this column reflect the aggregate grant date fair value of stock options, PSUs and RSUs granted to the NEOs in fiscal year 2023, computed in accordance with FASB ASC Topic 718, excluding the effect of any estimated forfeitures. Information about the assumptions used to calculate the grant date fair value of such equity awards can be found in Note 13 to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended August 26, 2023.

(4)
The grant date fair value of PSUs is reported in the table above at target performance level. PSUs vest at the end of the three-year performance period with payouts ranging from 0% to 200% of target.

(5)
Mr. Cunfer’s employment with the company ended on November 30, 2022.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Amounts in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table represent the actual cash incentive award earned by each named executive officer under the 2023 Incentive Plan. Amounts in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” columns of the Grants of Plan-Based Awards Table represent the cash incentive award opportunity for each named executive officer under the 2023 Incentive Plan. Amounts in the “Estimated Future Payouts Under Equity Incentive Plan Awards” columns of the Grants of Plan-Based Awards Table represent the threshold, target and maximum award opportunity for each named executive officer with respect to PSUs granted in fiscal year 2023. See “— Long Term Equity Incentive Compensation” above for a more detailed description of the 2023 Incentive Plan and the PSUs granted in fiscal year 2023.
Grants of stock options and RSUs generally vest in substantially equal one-third increments on each of the first three anniversaries of the grant date. PSUs vest three years from the grant date contingent upon the achievement of the performance metric associated with each PSU award, See “— Long-Term Equity Compensation” above.
Employment Agreements
For information on the employment and transition agreements for Mr. Scalzo and other employment arrangements for our NEOs, please see “Compensation Discussion and Analysis — Employment Arrangements,” above.

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Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information with respect to outstanding equity awards for each of our NEOs as of August 26, 2023.
Name	Grant Date	Option Awards				Stock Awards Date
		Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)(4)
Geoff E. Tanner	410/2023	—	150,000	36.94	4/10/2033
	4/10/2023					20,000	689,200
Joseph E. Scalzo	7/07/2023					9,581	330,161
	11/08/2022	—	35,384	38.61	11/8/2032
	11/08/2022							19,985	688,683
	11/08/2022					15,529	535,129
	11/08/2021	12,077	24,154	40.88	11/8/2031
	11/08/2021							19,100	658,186
	11/08/2021					9,155	315,481
	8/13/2021	—	200,000	36.56	8/13/2031
	11/08/2020	54,644	27,323	20.28	11/8/2030
	11/08/2020							47,475	1,635,989
	11/08/2020					9,731	335,330
	11/08/2019	66,925	—	24.15	11/8/2029
	11/08/2018	105,418	—	19.89	11/8/2028
	7/14/2017	1,000,000	—	12.00	7/14/2027
Shaun P. Mara	11/08/2022	—	9,369	38.61	11/8/2032
	11/08/2022							5,291	182,328
	11/08/2022					4,111	141,665
	11/08/2022					27,412	944,618
	11/08/2021	1,354	2,709	40.88	11/8/2031
	11/08/2021							2,142	73,813
	11/08/2021					2,396	82,566
	11/08/2020	5,948	2,974	20.28	11/8/2030
	11/08/2020							5,167	178,055
	11/08/2020					1,059	36,493
	6/28/2019	33,848	—	24.08	6/28/2029

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Name	Grant Date	Option Awards				Stock Awards Date
		Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)(4)
Jill M. Short	11/8/2022	—	5,871	38.61	11/8/2032
	11/8/2022							3,316	114,269
	11/8/2022					2,576	88,769
	11/8/2022					13,706	472,309
	11/8/2021	1,502	3,006	40.88	11/8/2031
	11/8/2021							2,376	81,877
	11/8/2021					1,139	39,250
	5/4/2021					5,906	203,521
	11/8/2020	6,799	3,400	20.28	11/8/2030
	11/8/2020							5,907	203,555
	11/8/2020					1,211	41,731
	11/8/2019	10,379	—	24.15	11/8/2029
	11/8/2018	16,255	—	19.89	11/8/2028
	8/15/2018	17,699	—	17.62	8/15/2028
	8/28/2017	2,787	—	12.00	8/28/2027
	7/14/2017	23,283	—	12.00	7/14/2027
Linda M. Zink	11/8/2022	—	6,246	38.61	11/8/2032
	11/8/2022							3,527	121,540
	11/8/2022					2,741	94,455
	11/8/2022					10,964	377,819
	5/2/2022					3,308	113,994
	11/8/2021	1,420	2,841	40.88	11/8/2031
	11/8/2021							2,246	77,397
	11/8/2021					1,077	37,113
	5/4/2021					5,906	203,521
	11/8/2020	6,240	3,121	20.28	11/8/2030
	11/8/2020							5,421	186,808
	11/8/2020					1,111	38,285
	11/8/2019	6,138	—	24.15	11/8/2029
	11/8/2018	10,136	—	19.89	11/8/2028
	7/14/2017	67,422	—	12.00	7/14/2027

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Name	Grant Date	Option Awards				Stock Awards Date
		Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)(4)
Timothy R. Kraft	1/18/2023					5.702	196,491
	11/8/2022	—	6,574	38.61	11/8/2032
	11/8/2022							3,713	127,950
	11/8/2022					2,885	99,417
	11/8/2021	2,223	4,446	40.88	11/8/2031
	11/8/2021							3,516	121,161
	11/8/2021					1,686	58,100
	5/4/2021					5,906	203,521
	11/8/2020	10,059	5,030	20.28	11/8/2030
	11/8/2020							8,739	301,146
	11/8/2020					1,792	61,752
	11/8/2019	15,055	—	24.15	11/8/2029
	11/8/2018	29,907	—	19.89	11/8/2028
	7/16/2018	99,854	—	16.75	7/16/2028
(1)
The option awards vest in three substantially equal annual installments beginning on the first anniversary of the grant date, provided that the NEO remains in continuous service with us as of each applicable vesting date, except for Mr. Tanner’s award granted April 10, 2023, which vests 100% on the third anniversary of the grant date, and Mr. Scalzo’s award granted August 13, 2021, which vests 100% on the third anniversary of the grant date.

(2)
The RSUs shown in this column vest in three substantially equal annual installments beginning on the first anniversary of the grant date, provided that the NEO remains in continuous service with us as of each applicable vesting date, except for Mr. Scalzo’s award granted July 7, 2023 which vests 100% on the first anniversary of the grant; Mr. Mara’s award granted November 8, 2022 consisting of 27,412 RSUs, which vests 75% on the eighteen month anniversary of the grant and 25% on the second anniversary of the grant date; Ms. Short’s award granted November 8, 2022 consisting of 13,706 RSUs and Ms. Zink’s award granted November 8, 2022 consisting of 10,964 RSUs which vest on the second anniversary of the grant; Mr. Kraft’s award granted January 18, 2023 which vests 100% on the second anniversary of the grant; and Ms. Short’s, Ms. Zink’s, and Mr. Kraft’s awards granted May 4, 2021 which vest 100% on the third anniversary of the grant date.

(3)
These awards consist of PSUs that may vest three years from their respective grant date if the designated performance metric is met. The PSUs granted on November 8, 2020, November 8, 2021, and November 8, 2022, will payout within the range of 0% to 200% of target, depending on performance. This column reports the number of PSUs that would vest if target performance is met. See the “Compensation Discussion and Analysis” for information on the performance metric.

(4)
The values shown in this column were determined by multiplying the number of unvested or unearned shares at the target performance level by $34.46 (which was the closing price of our common stock on August 25, 2023, the last trading day of fiscal year 2023).

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Option Exercises and Stock Vested Table
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Geoff E. Tanner	—	—	—	—
Joseph E. Scalzo	—	—	48,916	1,888,647
Shaun P. Mara	—	—	2,256	87,104
Jill M. Short	—	—	7,147	275,946
Linda M. Zink	—	—	6,476	247,822
Timothy R. Kraft	—	—	10,417	402,200
Todd E. Cunfer	211,250	4,939,311	12,024	464,247
Pension Benefits
The NEOs do not participate in any pension plans and received no pension benefits during the fiscal year ended August 26, 2023, other than with respect to our defined contribution 401(k) plan.
Nonqualified Deferred Compensation
The NEOs do not participate in any nonqualified deferred compensation plans and received no nonqualified deferred compensation during the fiscal year ended August 26, 2023.
Potential Payments Upon Termination or Change in Control
The employment arrangements with each of our NEOs provide for the payment of severance benefits upon certain terminations of employment. We have agreed to pay severance benefits in the event we terminate an NEO’s employment without “cause,” an NEO resigns for “good reason,” or an NEO’s employment is terminated following designated “Change in Control” situations, (in each case, as defined in The Simply Good Foods Company Executive Severance Compensation Plan).
Executive Severance Plan
Severance Benefits.   Messrs. Tanner, Mara, and Kraft and Mses. Short and Zink are participants in The Simply Good Foods Company Executive Severance Compensation Plan (the “Severance Plan”). Under the Severance Plan and applicable participant agreement, Mr. Tanner is entitled to receive a severance in the amount equal to 2.0 times and the remaining NEOs (other than Mr. Scalzo) are entitled to receive a severance amount equal to 1.5 times the sum of (a) the NEO’s annual base salary, (b) the NEO’s target annual cash incentive award amount, and (c) the cost of eighteen months of COBRA coverage for the NEO, if their employment with the Company is terminated without “Cause” (as defined in the Severance Plan) or the NEO resigns from the Company for “Good Reason” (as defined in the Severance Plan) (each a “Qualifying Termination”). Any severance amount that any NEO will be entitled to receive under the Severance Plan would be payable in 18 equal monthly installments.
Change in Control Benefits.   If any NEO becomes subject to a Qualifying Termination within 12 months of a “Change in Control” (as defined in the Severance Plan), then the NEO’s unvested equity awards will be subject to immediate vesting, with awards subject to performance-based metrics vesting based on the greater of (x) the target performance, prorated to reflect the duration of the performance period through the Protected Change in Control, or (y) the actual performance achieved through the date of the Protected Change in Control.
Each NEO’s right to severance or immediate vesting under the Severance Plan is subject to their execution and non-revocation of a general release of claims against the Company and their compliance with certain obligations set forth in the Severance Plan participation agreement, including confidentiality, non-competition, non-solicitation, non-disparagement and cooperation obligations.
Equity Awardees Retirement Policy.   In 2020, the Compensation Committee approved a policy regarding treatment of certain awards in the event of an awardee’s retirement, which specifies what happens to certain outstanding equity awards if an employee retires under the terms of the policy. In the event of a retirement, any unvested stock options are forfeited,

2024 Proxy Statement    59

and any vested stock options will be exercisable through the original expiration date as dictated by the award agreement. A pro-rata portion of unvested PSUs will continue to vest under the original terms of the PSU award agreement, to be settled at the same time and in the same manner as when PSUs are settled for active employees. Any unvested RSUs are immediately forfeited.
To be eligible for retirement under the policy which applies to all employees, an employee must (a) attain age 55 and complete 10 years of service with the Company or (b) attain age 62 regardless of years of service. For the retirement to be recognized under the policy, the employee must have completed a consultation discussion (a “Retirement Discussion”) with the Company’s most senior Human Resources Officer expressly regarding the employee’s potential decision to retire at least one (1) year prior to the actual date of the award holder’s retirement and deliver a written notice to the Company’s most senior Human Resources Officer no more than 90 days and not less than 60 days prior to the actual effective date of the retirement, and there must not be grounds for termination for cause at any time prior to the retirement date.
Potential Payments Upon Termination or Change in Control.   The following table sets forth an estimate of the payments that would have been made under the terms of the Severance Plan to the NEOs, other than Mr. Scalzo, assuming their employments terminated on August 26, 2023, given their compensation effective on that date and based on the closing market price of our common stock on August 25, 2023, the last trading day of fiscal year 2023. In the event of terminations for other reasons (including voluntary separation, death, disability or termination for cause), none of the NEOs listed in the table below nor Mr. Scalzo would receive any termination payments. The NEOs listed in the table below are not entitled to any payments in the event of a Change in Control without termination.
Description	Involuntary Separation without Cause(1) ($)	Change in Control with Termination(1) ($)	Voluntary Retirement(2) $
Geoff E. Tanner
Severance	3,000,000	3,000,000	—
Acceleration of Equity Awards(3)	—	689,200	—
Welfare Benefits	42,229	42,229	—
Total	3,042,229	3,731,429	—
Shaun P. Mara
Severance	1,224,000	1,224,000	—
Acceleration of Equity Awards	—	1,681,709	—
Welfare Benefits	31,672	31,672	—
Total	1,255,672	2,937,381	—
Jill M. Short
Severance	890,500	890,500	—
Acceleration of Equity Awards(3)	—	1,293,493	269,098
Welfare Benefits	31,672	31,672	—
Total	922,172	2,215,665	269,098
Linda M. Zink
Severance	928,001	928,001	—
Acceleration of Equity Awards(3)	—	1,295,188	—
Welfare Benefits	22,798	22,798	—
Total	950,799	2,245,987	—
Timothy R. Kraft
Severance	1,041,600	1,041,600	—
Acceleration of Equity Awards(3)	—	1,240,863	—
Welfare Benefits	31,672	31,672	—
Total	1,073,272	2,314,135	—
Todd E. Cunfer(4)
Severance	—	—	—
Acceleration of Equity Awards(3)	—	—	—
Welfare Benefits	—	—	—
Total	—	—	—

(1)
See “— Executive Severance Plan” for further details of the payments and benefits included in the table above as well as material conditions and obligations applicable to the receipt of such payments.

60    2024 Proxy Statement

(2)
See “— Executive Severance Plan  —  Equity Awardees Retirement Policy” for further details of these payments and benefits. Ms. Short has attained the age and/or service eligibility requirement, but written notice at least one year before retirement is required to continue to vest a pro-rata portion of outstanding PSUs.

(3)
Messrs. Mara’s and Kraft’s, and Mses. Short’s and Zink’s equity awards include PSU awards granted November 8, 2020 which are reflected in the table at 100% of target achievement. The award was approved by the Compensation Committee at 193.2% achievement in October 2023. At the approved achievement level, the total acceleration of equity awards equals the below for each NEO:

	Change in Control with Termination	Voluntary Retirement
Shaun P. Mara	1,847,634	—
Jill M. Short	1,483,195	472,584
Linda M. Zink	1,469,280	—
Timothy R. Kraft	1,521,506	—

(4)
Mr. Cunfer’s employment with the company ended on November 30, 2022.

Mr. Scalzo’s Severance and Change in Control Benefits
Severance Benefits.   In the event of a termination of Mr. Scalzo’s employment by the Company without “Cause” (as defined in The Simply Good Foods Company Executive Severance Compensation Plan (the “Severance Plan”)), or by him for “Good Reason” (as defined in the Severance Plan), subject to his timely execution and non-revocation of a general release of claims and continued compliance with restrictive covenants, he is entitled to the following: (i) 24 months’ continued base salary (at the rate then in effect), payable in substantially equal installments over the 24-month post-termination period; (ii) an amount equal to two times his target annual cash incentive award for the termination year, payable in substantially equal installments over the 24-month post-termination period; (iii) subject to his timely election of coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), and continued payment of the employee portion of the COBRA premiums, up to 24 months’ continued participation in the Company’s group health plan for him and his eligible dependents, subject to earlier termination in the event he becomes ineligible for COBRA or obtains other employment that offers group health benefits; and (iv) continued vesting of all of his outstanding incentive equity awards as if he had remained employed with the Company and with any performance-based incentive equity awards vesting only to the extent that the underlying performance metrics are achieved, with his stock options to remain outstanding until their expiration date (collectively, the “Retirement Equity Treatment”). If Mr. Scalzo violates any of the material restrictive covenants in his transition agreement (with a violation of the non-competition covenant deemed material) within two years of the Transition Period (as defined in Mr. Scalzo’s transition agreement), then any (x) unvested equity awards and (y) incentive equity awards that vested following the Transition Period will be forfeited without payment of any consideration, and to the extent necessary to effectuate the foregoing, Mr. Scalzo will be obligated to repay to the Company any gain received in respect of such equity awards (collectively, the “Retirement Equity Forfeiture Provisions”).
Upon his resignation without Good Reason after July 7, 2023, subject to his timely execution and non-revocation of a general release of claims, Mr. Scalzo is entitled to the Retirement Equity Treatment, subject to the Retirement Equity Forfeiture Provisions.
Change in Control Benefits.   In the event of a Qualifying Termination within the one-year period immediately following a change in control (as defined in the 2017 Plan), in addition to the severance benefits described above, Mr. Scalzo is entitled to continued vesting of all of his incentive equity awards outstanding as of the effective date of the change in control, subject to his timely execution and non-revocation of a general release of claims.
Potential Payments Upon Termination or Change in Control.   The following table sets forth an estimate of the payments that would have been made to Mr. Scalzo assuming his employment terminated on August 26, 2023, given his compensation effective on that date and based on the closing market price of our common stock on August 25, 2023, the last trading day of fiscal year 2023. In the event of terminations for other reasons, including voluntary separation, Mr. Scalzo would not receive any termination payments. See “— Severance Benefits” and “— Change in Control Benefits” above for additional descriptions of the potential payments upon termination or change in control.

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Description	Involuntary Separation without Cause(1) ($)	Involuntary Separation with Cause ($)	Change in Control with Termination ($)	Termination upon Disability ($)	Death ($)	Change in Control without Termination(2) ($)
Joseph E. Scalzo
Severance(2)	400,000	—	400,000	—	—	—
Annual Incentive	400,000	—	400,000	—	—	—
Treatment of Equity(3)	4,886,400	—	4,886,400	4,886,400	4,886,400	—
Welfare Benefits(4)	34,661	—	34,661	—	—	—
Total	5,721,061		5,721,061	4,886,400	4,886,400	—

(1)
Involuntary Separation includes termination without Cause and termination for Good Reason.

(2)
Mr. Scalzo receives severance equal to 2x his base salary plus 2x his target annual incentive in the event of an involuntary separation without Cause or Change in Control with termination. Mr. Scalzo is not entitled to severance in the event of involuntary separation with Cause, death, or termination upon Disability.

(3)
Mr. Scalzo is entitled full continued vesting of equity awards in the event of a Change in Control with a Qualifying Termination, for all equity awards.

The PSU award granted November 8, 2020, is reflected in the table at 100% of target achievement, and was approved by the Compensation Committee to achieve 193.2% achievement in October 2023. At the approved achievement level, the total acceleration of equity would equal $6,411,117 in the event of an involuntary separation without cause or a change in control with termination.
(4)
Involuntary separation without Cause, involuntary separation with Cause, Change in Control with a Qualifying Termination, and termination upon Disability, subject to timely election and continued payment of the employee portion of the COBRA premiums.

CEO Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are required to provide the ratio of the annual total compensation of Mr. Tanner, our President and Chief Executive Officer for fiscal year 2023, to the annual total compensation of our median employee. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
For fiscal year 2023, the ratio of annual total compensation of the CEO to the median employee is 56:1.
To identify our median employee in 2023, we used the following methodology:
•
We collected the payroll data of all employees globally as of the end of fiscal year 2023;

•
We applied a 2023 constant dollar exchange rate to convert all international currencies into U.S. dollars; and

•
We used total target cash (which includes base salary and the annual incentive at target) as of the end of fiscal year 2023 as our consistently applied compensation measure to identify the median employee.

We calculated fiscal year 2023 annual total compensation for both Mr. Tanner and the median employee using the same definition for total compensation as set forth in the Summary Compensation Table above. Finally, the ratio was then determined by dividing the total compensation as calculated above for Mr. Tanner by the total compensation for the median employee.
Position	Salary	Bonus	Annual Incentive	Equity Awards	All Other Compensation	Total
President and CEO	$281,250	$700,000	$256,000	$3,096,800	$693	$4,334,743
Median-Compensated Employee	$66,715	—	$8,840	$—	$1,973	$77,528
					Pay Ratio:	56:1
Pay versus Performance
The following table shows, for the past three fiscal years, the total compensation for each of our CEOs, and, on an average basis, our other NEOs, as set forth in the Summary Compensation Table, the “Compensation Actually Paid” (or “CAP”) to each of our CEOs, and, on an average basis, our other NEOs, our TSR, the TSR of the S&P 500 Packaged Food &

62    2024 Proxy Statement

Meats index, our net income, and our principal financial measure for compensation purposes in fiscal 2023, adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”). CAP figures do not reflect the actual amount of compensation earned by or paid to our NEOs during the applicable year. For information regarding the decisions made by our Compensation Committee in regard to the NEOs’ compensation for each fiscal year, please see the Compensation Discussion & Analysis section of the proxy statement reporting pay for the fiscal years covered in the table below.
Year	Summary Compensation Table Total for First PEO(1)	Summary Compensation Table Total for Second PEO(1)	Compensation Actually Paid to First PEO(2)	Compensation Actually Paid to Second PEO(2)	Average Summary Compensation Table Total for non-PEO NEOs(3)	Average Compensation Actually Paid to non-PEO NEOs(2)	Value of initial fixed $100 Investment Based On:		Net Income*	Adjusted EBITDA*(6)
							Total Shareholder Return(4)	Peer Group Total Shareholder Return(5)
2023	$4,175,519	$4,334,743	$7,020,242	$4,294,143	$1,381,355	$1,200,345	$191.66	$123.53	$133,575	$245,555
2022	$4,270,253	N/A	$1,407,798	N/A	$1,424,527	$973,792	$175.25	$129.17	$108,574	$234,043
2021	$7,289,945	N/A	$12,633,789	N/A	$1,888,377	$2,833,299	$196.61	$116.07	$40,880	$207,273
*
in thousands

(1)
Both Joseph E. Scalzo (“First PEO”) and Geoff E. Tanner (“Second PEO”) served as the Principal Executive Officer (“PEO”) in fiscal year 2023. The PEO in fiscal years 2022 and 2021 was Joseph E. Scalzo.

(2)
SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine CAP. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and the same assumptions that were used for stock options granted that year. Performance-based restricted share grant date fair values are calculated using ASC 718 at target-level performance. The Company’s valuation assumptions are described in Note 13, “Omnibus Incentive Plan,” in the Notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K filed with the SEC for the year ended August 26, 2023. Adjustments have been made using the stock price and performance accrual modifier as of year-end and as of the date of vest, as applicable. The following table details these adjustments:

Year	Executive(s)	Summary Compensation Table Total	Subtract grant date fair value of equity awards granted during the fiscal year(a)	Add year-end fair value of equity awards granted during the fiscal year that are outstanding and unvested at fiscal year end	Add change in fair value of equity awards granted in prior fiscal years that are outstanding and unvested at fiscal year end	Add change in fair value of equity awards granted in prior fiscal years that vested in applicable fiscal year	Subtract fair value as of end of prior fiscal year for equity awards granted in prior fiscal years and failing to meet vesting conditions during applicable fiscal year	Compensation Actually Paid
2023	First PEO	$4,175,519	$2,811,066	$2,507,862	$2,363,854	$784,073	$0	$7,020,242
	Second PEO	$4,334,743	$3,096,800	$3,056,200	$0	$0	$0	$4,294,143
	Other NEOs	$1,381,355	$832,473	$743,609	$195,387	$116,728	$404,261	$1,200,345
2022	PEO	$4,270,253	$2,327,745	$1,397,810	($2,733,291)	$800,771	$0	$1,407,798
	Other NEOs	$1,424,527	$489,602	$301,261	($412,234)	$149,840	$0	$973,792
2021	PEO	$7,289,945	$5,075,410	$8,048,832	$2,594,290	($223,868)	$0	$12,633,789
	Other NEOs	$1,888,377	$767,759	$1,331,296	$515,797	$24,582	$158,994	$2,833,299
(a)
Represents the aggregate of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(3)
The NEOs included in the calculation of average non-PEO NEO compensation in each applicable year:

•	2023: Shaun P. Mara, Jill M. Short, Linda M. Zink, Timothy R. Kraft, and Todd E. Cunfer; and
•	2022 Todd E. Cunfer, Susan K. Hunsberger, Timothy R. Kraft, Linda M. Zink and C. Scott Parker; and
•	2021 Todd E. Cunfer, C. Scott Parker, Timothy R. Kraft, and Jill M. Short.

(4)
Cumulative TSR is calculated by dividing the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(5)
Represents the weighted peer group TSR, weighted in accordance with the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the S&P 500 Packaged Food & Meats index.

2024 Proxy Statement    63

(6)
We have determined that Adjusted EBITDA is the financial performance measure that, in the Company’s assessment, represents the most important financial performance measure used to link CAP to our NEOs, for fiscal year 2023, to company performance (the “Company Selected Measure” as defined under SEC rules). Simply Good Foods defines EBITDA as net income or loss before interest income, interest expense, income tax expense, depreciation and amortization, and Adjusted EBITDA as further adjusted to exclude the following items: stock-based compensation expense, executive transition costs, term loan transaction fees, integration costs, restructuring costs, loss in fair value change of warrant liability, and other non-core expenses.

2023 Most Important Company Performance Measures
The most important financial performance measures used by the Company to link CAP to the NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

Adjusted EBITDA	Net sales	Relative TSR (the Company’s TSR as compared to a peer group established by the Compensation Committee
Descriptions of the Information Presented in the Pay Versus Performance Table
The following graphs illustrate the relationship between CAP(1) and financial performance measures in the Pay Versus Performance table:

CAP vs. Company and Peer Group TSR
Compensation Actually Paid (CAP) $000s
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Total Shareholder Return Value of Initial Fixed $100 Investment
$250.00
$200.00
$150.00
$100.00
$50.00
$0.00
2021
2022
2023
CAP to PEO
Average CAP to Non-PEO NEOs
Peer Cumulative TSR
SMPL Cumulative TSR

1
2023 CAP has been aggregated for both PEOs

64    2024 Proxy Statement

Equity Compensation Plan Information
The following table sets forth certain information, as of August 26, 2023, concerning shares of our common stock authorized for issuance under our equity compensation plans, which consists only of our 2017 Plan.
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3) (c)
Equity compensation plans approved by stockholders	3,374,739	$20.41	3,518,487
Equity compensation plans not approved by stockholders	—	—	—
Total equity compensation plans	3,374,739	$20.41	3,518,487

(1)
Includes 2,668,462 stock options, 514,498 RSUs and 191,779 PSUs at target outstanding under our 2017 Plan.

(2)
This column does not reflect awards of RSUs and PSUs that do not require the payment of any consideration by the recipients.

(3)
Awards issuable under our 2017 Plan include common stock, stock options, restricted stock, RSUs, stock appreciation rights, performance awards and other incentive awards.

Delinquent Section 16(a) Reports
During fiscal year 2023, two of our officers, who were “executive officers” and subject to the requirements of Section 16(a) at the time, were inadvertently delinquent in filing one Form 4 each. Mr. Jeremy Ivie, our Chief Product and Technology Officer and Mr. David Wallis, our Senior Vice President, Operations were each delinquent in reporting one transaction related to the surrendering of shares of our common stock to the Company to satisfy the required payment of withholding taxes related to the vesting of restricted stock units.

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Ownership of Simply Good Foods Common Stock by Certain Beneficial Owners
The following table sets forth information known to us regarding the beneficial ownership of our common stock as of November 22, 2023, by:
•
each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock;

•
each of our current directors;

•
each of our named executive officers set forth in the Summary Compensation Table above; and

•
all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of November 22, 2023. The beneficial ownership of shares of our common stock is based on 99,810,133 shares outstanding as of November 22, 2023.
Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by the individuals below:
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
5% Stockholders:
Blackrock, Inc.(2)	13,961,172	13.70%
The Vanguard Group(3)	10,610,576	10.42%
Capital World Investors(4)	6,134,300	6.0%
Directors and Named Executive Officers:
James M. Kilts(5)	3,691,475	3.63%
Clayton C. Daley Jr	85,923	*
Nomi P. Ghez	151,273	*
Michelle P. Goolsby	24,893	*
Robert G. Montgomery	51,467	*
Brian K. Ratzan	2,372,557	2.34%
David W. Ritterbush	10,780	*
Joseph E. Scalzo(6)	1,403,552	1.38%
Joseph J. Schena	9,137	*
Geoff E. Tanner	13,762	*
David J. West	2,741,980	2.70%
James D. White	17,256	*
Shaun P. Mara(7)	66,558	*
Jill Short Clark(8)	121,650	*
Linda M. Zink(9)	123,260	*
Timothy R. Kraft(10)	184,751	*
Todd Cunfer	—	—
All directors and executive officers as a group (20 persons)(11)	11,155,115	10.98%

*
Less than 1%.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o The Simply Good Foods Company, 1225 17th Street, Suite 1000, Denver, CO 80202.

66    2024 Proxy Statement

(2)
Based solely on a Schedule 13G/A filed with the SEC on January 23, 2023. The address of Blackrock, Inc. is 55 East 52nd Street, New York, NY 10055. The shares are beneficially owned by BlackRock, Inc. and its subsidiaries and affiliates. Of the total number of shares listed above, such person has sole power to vote or direct to vote 13,777,036 shares, has shared power to vote or direct to vote 0 shares, has sole power to dispose of or to direct the disposition of 13,961,172 shares and has shared power to dispose or to direct the disposition of 0 shares.

(3)
Based solely on a Schedule 13G/A filed with the SEC on January 10, 2023. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355. Of the total number of shares listed above, such person has sole power to vote or direct to vote 0 shares, has shared power to vote or direct to vote 149,183 shares, has sole power to dispose of or to direct the disposition of 10,376,795 shares and has shared power to dispose or to direct the disposition of 233,781 shares.

(4)
Based solely on a Schedule 13G/A filed with the SEC on February 13, 2023. The address of Capital World Investors is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071. Of the total number of shares listed above, such person has sole power to vote or direct to vote 6,134,300 shares, has shared power to vote or direct to vote 0 shares, has sole power to dispose of or to direct the disposition of 6,134,300 shares and has shared power to dispose or to direct the disposition of 0 shares.

(5)
Includes 2,715,513 shares held indirectly by an investment limited partnership of which Mr. Kilts and his spouse are the co-general partners.

(6)
Includes 1,290,258 shares issuable upon the exercise of options that are currently exercisable.

(7)
Includes 48,601 shares issuable upon the exercise of options that are currently exercisable.

(8)
Includes 85,564 shares issuable upon the exercise of options that are currently exercisable.

(9)
Includes 97,979 shares issuable upon the exercise of options that are currently exercisable.

(10)
Includes 163,542 shares issuable upon the exercise of options that are currently exercisable.

(11)
Includes 1,750,824 shares issuable upon the exercise of options that are currently exercisable.

2024 Proxy Statement    67

Certain Relationships and Related Person Transactions
See “Board of Directors and Corporate Governance — Review of Related Person Transactions” above for information regarding our review and approval process of related person transactions. Except as noted below, the transactions disclosed below were reviewed and approved in accordance with our Related Party Transactions Policy.
The Investor Rights Agreement
On July 7, 2017, in connection with the consummation of the Business Combination, we and Conyers Park Sponsor entered into an Investor Rights Agreement (the “Investor Rights Agreement”). The Investor Rights Agreement provides for, among other things, subject to the terms thereof, customary registration rights, including demand and piggy-back rights subject to cut-back provisions. We filed a shelf registration statement on Form S-1 to register Conyers Park Sponsor’s shares that was declared effective on December 12, 2017, which was replaced by the shelf registration statement on Form S-3 that was declared effective by the SEC on December 19, 2018.
In addition, prior to October 13, 2022, pursuant to the Investor Rights Agreement, for so long as Conyers Park Sponsor held at least 50% of its shares of common stock it held as of July 7, 2017, it had the right to nominate three directors to serve on the Board, and for so long as Conyers Park Sponsor held at least 25% of its shares of common stock it held as of July 7, 2017, it had the right to nominate one director to serve on the Board. Effective October 13, 2022, pursuant to and in accordance with the terms of Conyers Park Sponsor’s organizational documents and as was provided to occur on or about the fifth anniversary of the closing of the Business Combination in July 2017, Conyers Park Sponsor made a pro- rata distribution in kind of shares of our common stock to its members for no consideration. Among the recipients of the shares of our common stock distributed were investment entities controlled by James Kilts, and David West and Brian Ratzan individually. In connection with this distribution, we were informed that Conyers Park Sponsor assigned in whole to Messrs. Kilts, West and Ratzan, collectively, its rights to designate persons to be nominated for election to our Board under and in accordance with the terms of the Investor Rights Agreement.
Indemnity Agreements
We entered into indemnity agreements with each of our directors and executive officers. Each indemnity agreement provides for indemnification and advancements by us of certain expenses and costs relating to claims, suits or proceedings arising from their service to us or, at our request, service to other entities, as officers or directors, to the maximum extent permitted by applicable law.
Employment of Andrew Scalzo
Andrew Scalzo, the son of Joseph E. Scalzo, our Executive Vice Chairman of the Board and former President and Chief Executive Officer, is employed by us as a Regional Sales Manager. The Audit Committee and the independent members of the Board ratified and approved the employment of Andrew Scalzo. Andrew Scalzo’s fiscal year 2023 gross compensation was approximately $128,512.

68    2024 Proxy Statement

2
Ratification of Appointment of Deloitte & Touche LLP as our Independent Public Accounting Firm for Fiscal Year 2024
The Audit Committee and Board recommend that you vote FOR the ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for fiscal year 2024.

Our stockholders are being asked to ratify the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending August 31, 2024. Deloitte has served as our independent public accounting firm since 2019. The Audit Committee has responsibility for appointing our independent registered public accounting firm and stockholder ratification is not required; however, as a matter of good corporate governance, the Audit Committee is soliciting your vote on this proposal. If the appointment of Deloitte is not ratified by the stockholders, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain its appointment of Deloitte. If the stockholders do not ratify this appointment, the Audit Committee will investigate the reasons for the rejection and consider other independent registered public accounting firms. Even if the appointment is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm.
Representatives of Deloitte will be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.
Audit Fees
In addition to performing the audit of our consolidated financial statements, our independent registered public accounting firm also provides various other services to us. All of the services provided by our independent registered public accounting firm to us in fiscal years 2022 and 2023 were pre-approved by the Audit Committee pursuant to the procedures set forth below under “— Pre-Approval Policies and Procedures.”
The aggregate fees and reimbursable expenses billed to us and our subsidiaries by Deloitte in fiscal years 2022 and 2023 were as follows:
	2022	2023
Audit Fees(1)	$1,055,166	$1,205,472
Audit Related Fees(2)	3,972	3,972
Tax Fees(3)	12,810	—
All Other Fees	—	—
Total	$1,071,948	$1,209,444

(1)
“Audit Fees” includes fees and expenses billed for the audit of our consolidated financial statements included in our Annual Reports on Form 10-K, review of financial statements included in our Quarterly Reports on Form 10-Q, and services provided in connection with statutory audits.

(2)
“Audit-Related Fees” includes fees billed for services that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under the caption “Audit Fees.” These fees include services for due diligence on acquisitions and divestitures, and fees for services provided in connection with review of registration statements, comfort letters and consents.

(3)
“Tax Fees” includes fees billed for services that are related to tax compliance and advice, including international tax consulting.

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Pre-Approval Policies and Procedures
The Audit Committee has sole authority to engage and determine the compensation of our independent registered public accounting firm. The Audit Committee also is directly responsible for evaluating our independent registered public accounting firm, reviewing and evaluating the lead partner of the independent registered public accounting firm and overseeing the work of the independent registered public accounting firm. The Audit Committee annually pre-approves services to be provided by our independent registered public accounting firm, and also considers and is required to pre-approve the engagement of our independent registered public accounting firm for the provision of other services during the fiscal year. For each proposed service, the independent registered public accounting firm is required to provide detailed supporting documentation at the time of approval to permit the Audit Committee to decide as to whether the provision of such services would impair the independent registered public accounting firm’s independence, and whether the fees for the services are appropriate. The Audit Committee maintains a policy stating various pre-approved spending levels for identified groups of expenses. In certain limited circumstances, the chair of the Audit Committee has the authority to approve services to be performed by the independent registered public accounting firm. At the next meeting of the Audit Committee, these services, pre-approved by the chair, are reported to the full committee. As noted above, all the services provided by Deloitte to us in fiscal years 2022 and 2023 were pre-approved by the Audit Committee pursuant to these procedures.

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Audit Committee Report
The Audit Committee assists the Board with its oversight responsibilities regarding our financial reporting process. Our management is responsible for the preparation, presentation and integrity of our financial statements and the reporting process, including our accounting policies, internal audit function, internal control over financial reporting and disclosure controls and procedures. Deloitte & Touche LLP (“Deloitte”), our independent registered public accounting firm, is responsible for performing an audit of our financial statements.
With regard to the fiscal year ended August 26, 2023, the Audit Committee:
•
reviewed and discussed with management our audited consolidated financial statements as of August 26, 2023, and for the fiscal year then ended;

•
discussed with Deloitte the matters required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;

•
received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee regarding independence; and

•
discussed with Deloitte their independence.

Based on the review and discussions described above, the Audit Committee recommended to our Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended August 26, 2023, for filing with the SEC.
The Audit Committee:
Joseph J. Schena (Chairperson)
Clayton C. Daley, Jr.
Nomi P. Ghez
Michelle Goolsby

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3	Adoption of the Company’s Fourth Amended and Restated Certificate of Incorporation The Board recommends that you vote FOR the adoption of the Fourth Amended and Restated Certificate of Incorporation.
In this Proposal 3, the Board is asking stockholders to adopt the Fourth Amended and Restated Certificate of Incorporation of The Simply Good Foods Company in the form attached as Annex II to this proxy statement (the “Fourth Amended and Restated Certificate”). The Fourth Amended and Restated Certificate would amend the existing Third Amended and Restated Certificate of Incorporation of The Simply Good Foods Company, which we refer to as the existing Company certificate, to provide for the exculpation of liability for certain officers of the Company.
The Board approved the Fourth Amended and Restated Certificate and recommended its adoption by stockholders on October 18, 2023. If adopted by stockholders, the Fourth Amended and Restated Certificate would become effective upon filing of the Fourth Amended and Restated Certificate with the Secretary of State of the State of Delaware. We anticipate making this filing as soon as practicable following stockholder approval of the Fourth Amended and Restated Certificate.
The form of the Fourth Amended and Restated Certificate attached as Annex II to this proxy statement shows all proposed amendments and related textual changes to the provisions of the existing Third Amended and Restated Certificate of Incorporation to implement the Officer Exculpation Amendment which is described in more detail below. Text that is proposed to be added to the existing Company certificate is underlined in red font and text that is proposed to be deleted from the existing Company certificate, if any, is struck through. The following summary description of the Fourth Amended and Restated Certificate is qualified by reference to the full text of the Fourth Amended and Restated Certificate, which we encourage you to review carefully.
Amendment and Restatement to Add Officer Exculpation Provision
A recent amendment to Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”) authorizes Delaware corporations to limit or eliminate the personal liability of certain officers for monetary damages associated with claims of breach of the duty of care in certain instances (referred to as “exculpation”) under the DGCL. Prior to this change in the DGCL, exculpation from personal liability for monetary damages associated with breaches of the duty of care could be provided by a Delaware corporation only to directors and could not be provided to officers. We are seeking stockholder approval of the Fourth Amended and Restated Certificate of Incorporation to amend ARTICLE SEVEN of the existing Company certificate to provide for exculpation of certain of our officers as permitted by Section 102(b)(7) of the DGCL.
Our existing Company certificate provides for the exculpation of directors from personal liability for monetary damages associated with breaches of the duty of care but does not have a similar limitation of liability for our officers. We are asking our stockholders to approve an amendment and restatement of our Third Restated Certificate of Incorporation to add a provision exculpating our officers from personal liability for monetary damages associated with claims of breach of the duty of care, as now permitted under the DGCL (the “Officer Exculpation Amendment”).
Summary of the Amendment and Restatement
As part of the Board’s ongoing evaluation of our corporate governance practices, the Board determined the Officer Exculpation Amendment would reduce the unequal and inconsistent treatment of directors and officers associated with claims related to an alleged breach of the duty of care and improve alignment of officers and directors on duty of care responsibilities. The Board also believes the Officer Exculpation Amendment would better position us to continue to attract and retain top management talent by providing this additional protective provision.
Pursuant to and consistent with Section 102(b)(7) of the DGCL, ARTICLE SEVEN already eliminates the monetary liability of directors for breaches of the duty of care to the extent permitted by the DGCL. Consistent with Section 102(b)(7) of the DGCL as now in effect, the Officer Exculpation Amendment would only permit limiting the liability of certain of our officers for breaches of the fiduciary duty of care for direct claims and not claims brought indirectly in the name of the Company (a “derivative” action). Consistent with the treatment for directors, the Officer Exculpation Amendment will not permit the elimination of liability of certain officers for:
•
any breach of the duty of loyalty to the Company or its stockholders;

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•
any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; or

•
any transaction from which the officer derived an improper personal benefit.

The officers that would be exculpated under the Officer Exculpation Amendment fall into three categories: (A) the Company’s president; chief executive officer; chief operating officer (if any); chief financial officer; chief legal officer; controller; treasurer (if any); or chief accounting officer; (B) individuals who are or were identified in our public filings as the most highly compensated officers of the Company; and (C) individuals who, by written agreement with the Company, consented to be identified as officers for purposes of accepting service of process.
Purpose and Effect of the Amendment and Restatement
The Board believes it is important to extend exculpation protection to officers, to the fullest extent permitted by the DGCL, to better position us to attract and retain qualified and experienced senior management. In the absence of this protection, these individuals might be deterred from serving as officers due to exposure to personal liability and the risk of incurring substantial expense in defending lawsuits, regardless of merit. Aligning the protections available to our officers with those currently available to our directors to the extent these protections are available under the DGCL would empower officers to exercise their business judgment in furtherance of stockholder interests without the potential for distraction posed by the risk of personal liability.
Considering the narrow class and type of claims for which officers would be exculpated, and the benefits the Board believes would accrue to the Company and our stockholders — enhancing our ability to attract and retain talented senior management and potentially reducing future litigation costs associated with frivolous lawsuits — the Board determined the Officer Exculpation Amendment is in the best interests of the Company and our stockholders.
Set forth below is the text of our existing limitation of liability provision as it is proposed to be amended by the addition of the officer exculpation provision. Text that is proposed to be added to existing ARTICLE SEVEN is underlined and is noted in red font.
ARTICLE SEVEN
Section 1. Limitation of Liability.
(a)
To the fullest extent permitted by the DGCL as it now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent such amendment permits the Corporation to provide broader exculpation than permitted prior thereto), no director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages arising from a breach of fiduciary duty as a director or officer.

(b)
Any amendment, repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such amendment, repeal or modification with respect to any act, omission or other matter occurring prior to such amendment, repeal or modification.

The officers noted above will receive the protections from liability afforded by the Officer Exculpation Amendment effective upon the Company filing the Fourth Amended and Restated Certificate of Incorporation, which will include the Officer Exculpation Amendment, with the Delaware Secretary of State, which we anticipate doing as soon as practicable following stockholder approval of the Fourth Amended and Restated Certificate.
The Board has reserved the right to abandon the Fourth Amended and Restated Certificate before or after stockholder adoption thereof, without further action by the stockholders, at any time before the filing of the Fourth Amended and Restated Certificate with the Secretary of State of the State of Delaware. If our stockholders do not approve the Fourth Amended and Restated Certificate, ARTICLE SEVEN will remain unchanged, our officers will not be entitled to exculpation under the DGCL, and the Fourth Amended and Restated Certificate of Incorporation will not be filed with the Delaware Secretary of State.
The proposed amendments are shown in the form of the Fourth Amended and Restated Certificate attached as Annex II to this proxy statement.

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4	Advisory Vote to Approve the Compensation of our Named Executive Officers The Board recommends that you vote FOR the advisory vote to approve the compensation of our named executive officers.
Pursuant to Section 14A of the Exchange Act, our stockholders are entitled to cast an advisory vote at the Annual Meeting to approve the compensation of our named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, including the section entitled “Compensation Discussion and Analysis,” the compensation tables and accompanying narrative disclosures. While this stockholder vote on executive compensation is an advisory vote that is not binding on our company or the Board, we value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions. The advisory vote to approve the compensation of our named executive officers requires the affirmative vote of the holders of shares of common stock having a majority of the voting power of all of the shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote on the proposal.
As described more fully in the section entitled “Compensation Discussion and Analysis,” our executive compensation program is designed to attract, motivate and retain individuals with the skills required to formulate and drive our strategic direction and achieve the annual and long-term performance necessary to create stockholder value. The program also seeks to align executive compensation with stockholder value on an annual and long-term basis through a combination of base pay, annual incentives and long-term incentives. Our pay-for-performance philosophy is demonstrated by our practice of placing a significant portion of each executive’s compensation at risk. See “Compensation Discussion and Analysis” for more detail about our pay-for-performance philosophy.
At our annual meeting of stockholders in January 2023, we held our annual advisory vote to approve the compensation of our named executive officers (“say-on-pay”). The compensation of our named executive officers reported in our 2023 proxy statement was approved by 99.3% of the votes cast at the 2023 annual meeting of stockholders.
We actively review and assess our executive compensation program considering the industry in which we operate, the marketplace for executive talent in which we compete at both public and private companies, and evolving compensation governance and best practices. We are focused on compensating our executive officers fairly and in a manner that promotes our compensation philosophy and is consistent with our annual and longer-term performance. Specifically, our compensation program for executive officers focuses on the following principal objectives:
• align executive compensation with stockholder interests;	• attract and retain talented personnel by offering competitive compensation packages;	• motivate employees to achieve strategic and tactical corporate objectives and the profitable growth of our company; and

•
reinforce a strong performance-oriented environment in the delivery of executive compensation based on achievement of annual and longer-term milestones and individual contributions within a team culture.

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Our Board believes that our executive compensation program satisfies these objectives, properly aligns the interests of our executive officers with those of our stockholders and is worthy of stockholder support. In determining whether to approve this proposal, we believe stockholders should consider the following:
•
Independent Compensation Committee. Executive compensation is reviewed and established by our Compensation Committee consisting solely of independent directors. The Compensation Committee meets in executive session when determining annual compensation. The Compensation Committee receives data, analysis and input from an independent compensation consultant.

•
Performance-Based Incentive Compensation. Elements of performance-based, incentive compensation are largely aligned with financial and operational objectives established in the Board approved annual operating plan.

•
Limited Perquisites. Our executive officers receive limited perquisites.

•
Equity Plan. Grants under our equity plan generally include time-based and/or performance-based vesting periods, and our plan prohibits repricing or exchange of outstanding option awards without consent of stockholders and requires that options be granted with exercise prices at fair market value.

Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion in this proxy statement.”

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General Information about the Annual Meeting and Voting
Information About Attending the Annual Meeting
The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of The Simply Good Foods Company (the “Company,” “Simply Good Foods,” “we,” “us” or “our”) will be held on Thursday, January 18, 2024, at 9:00 a.m. (ET). We have determined that the Annual Meeting will be held entirely online via audio webcast, with no physical in-person meeting. Stockholders will be able to participate in, vote, view the list of stockholders of record and submit questions from any location via the internet by visiting www.virtualshareholdermeeting.com/SMPL2024 and entering your 16-digit control number included on the proxy card, voting instruction form or Notice (as defined below). Our proxy materials will first be made available to stockholders on or about December [•], 2023.
Only stockholders who owned Simply Good Foods’ common stock as of the close of business on November 22, 2023 (the “Record Date”) will be entitled to attend, vote and submit questions at our Annual Meeting. To log in, stockholders (or their authorized representatives) will need the 16-digit control number provided on their proxy card, voting instruction form or Notice. If you are not a stockholder or do not have a control number you will not be able to participate.
To attend and participate in the virtual Annual Meeting, stockholders of record will need to visit www.virtualshareholdermeeting.com/SMPL2024 (the “Annual Meeting Website”) and use their 16-digit control number found on their proxy card, voting instruction form or Notice. If your shares are held in “street name,” you should contact your broker, bank, trustee, other nominee or custodian, or other holder of record to obtain your 16-digit control number or otherwise vote through the broker, bank, trustee, other nominee or custodian, or other holder of record. The Annual Meeting webcast will begin promptly at 9:00 a.m. (ET). We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 8:45 a.m. (ET) and you should allow ample time for the check-in procedures. The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting.
Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at the Annual Meeting Website. You may vote during the Annual Meeting by following the instructions available on the Annual Meeting Website during the Annual Meeting. Assistance with questions regarding how to attend and participate via the Internet will be provided at the Annual Meeting Website on the day of the Annual Meeting.
To enable an orderly and efficient meeting, we are encouraging stockholders to submit questions in advance of the Annual Meeting at www.proxyvote.com using the same 16-digit control number. Stockholders as of our Record Date who participate in our Annual Meeting at www.virtualshareholdermeeting.com/SMPL2024 will also have an opportunity to submit written questions live via the Internet during a designated portion of the Annual Meeting. In order to do so, stockholders must have available their control number provided on their proxy card, voting instruction form or Notice. While management will be available to answer questions, management will not be making a formal presentation on the general state of our business at the Annual Meeting. Questions pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product issues, or suggestions for product innovations, are not pertinent to Annual Meeting matters and therefore will not be answered. Any questions pertinent to Annual Meeting matters that cannot be answered during the Annual Meeting due to time constraints will be posted online and answered on the Investor section of our corporate website, located at www.thesimplyfoodgoodscompany.com. The questions and answers will be available as soon as practical after the Annual Meeting and will remain available until one week after posting.
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting Website. If you experience technical difficulties during the check-in process or during the Annual Meeting, please call the technical support number posted on the Annual Meeting Website.
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Information About this Proxy Statement
Why You Received this Proxy Statement.   You have received these proxy materials because our Board of Directors (the “Board”) is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and is designed to assist you in voting your shares.
Availability of Proxy Statement and Annual Report.   Pursuant to SEC rules, we have elected to provide access to this proxy statement and our Annual Report to Stockholders for the fiscal year ended August 26, 2023 (the “Annual Report”) via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof. The Notice is first being mailed to stockholders beginning on or about December [•], 2023. Stockholders will have the ability to access the proxy materials at www.proxyvote.com or request to receive a printed set of the proxy materials by mail or an electronic set of materials by email. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
Information About Voting
Stockholders can vote at the Annual Meeting via the Annual Meeting Website or by proxy. There are three ways to vote by proxy:
•
By Telephone — Stockholders who received a proxy card by mail and are located in the United States can vote by telephone by calling the phone number, and following the instructions, on the proxy card;

•
By Internet — Before the Annual Meeting you can vote by going to www.proxyvote.com until 11:59 p.m. Eastern Time on January 17, 2024. During the Annual Meeting you can vote by going to www.virtualshareholdermeeting.com/SMPL2024; or

•
By Mail — If you received your proxy materials by mail, you can vote by mail by signing, dating and mailing the enclosed proxy card.

Telephone and Internet voting at www.proxyvote.com for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on January 17, 2024. We encourage you to submit your proxy as soon as possible (by telephone, Internet or by mail) even if you plan to attend the Annual Meeting.
If your shares are held in the name of a broker, bank, trustee, other nominee or custodian, or other holder of record, you will receive instructions from the holder of record as to how to vote your shares. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting may also be offered to stockholders owning shares through certain banks and brokers. If your shares are held in a brokerage account — meaning they are not registered in your own name — and you plan to vote your shares at the Annual Meeting, you will only be able to vote at the Annual Meeting if you contact your broker or agent to obtain a valid proxy or broker’s proxy card with your 16-digit control number which is required to vote during the Annual Meeting.
Please note that if you hold your shares through a broker, your broker cannot vote your shares on Proposal 1, the election of directors, Proposal 3, the approval of our Fourth Amended and Restated Certificate, or Proposal 4, the advisory vote to approve the compensation of our named executive officers, unless you have given your broker specific instructions as to how to vote. In order for your vote to be counted, please make sure that you submit your vote to your broker.
If you vote by proxy, the individuals named on the proxy card (your “proxies”) will vote your shares in the manner you indicate. You may specify whether your shares should be withheld from or voted “FOR” the election of each director nominee and vote “FOR,” “AGAINST” or “ABSTAIN” for each other proposal. If you sign and return the proxy card without indicating your instructions, your shares will be voted as follows:
•
“FOR” the election of each nominee for director set forth in Proposal One;

•
“FOR” Proposal Two, relating to the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending August 31, 2024;

•
“FOR” Proposal Three, relating to the approval of our Fourth Amended and Restated Certificate of Incorporation in the form attached to this proxy statement as Annex II;

•
“FOR” Proposal Four, relating to the approval, on an advisory basis, of the compensation of our named executive officers; and

•
For or against any other matter properly presented before the Annual Meeting, in the discretion of the proxies.

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Each share of our common stock is entitled to one vote. As of the Record Date, there were 99,810,133 shares of our common stock outstanding. Votes may not be cumulated in the election of directors.
Revocation of Proxies
You may revoke or change your proxy before the Annual Meeting for any reason by (1) if you are a registered stockholder (or if you hold your shares in “street name” and have contacted your broker, bank, trustee or other nominee or custodian to obtain a legal proxy or broker’s proxy and your 16-digit control number), at the Annual Meeting via the Annual Meeting Website, (2) submitting a later-dated proxy, either by telephone or online (your last vote prior to 11:59 p.m. (ET) on January 17, 2024 will be counted), or (3) sending a written revocation that is received before the Annual Meeting to the Corporate Secretary of The Simply Good Foods Company, c/o The Simply Good Foods Company, 1225 17th Street, Suite 1000, Denver, Colorado 80202. Attendance at the Annual Meeting will not, by itself, revoke a duly executed proxy.
Quorum Requirement
A quorum is necessary to hold a valid meeting. The holders of a majority in voting power of the outstanding capital stock entitled to vote at the Annual Meeting, present in person, including by means of remote communication, or represented by proxy, shall constitute a quorum. Abstentions and broker “non-votes” are counted as present for purposes of determining whether a quorum exists. A broker “non-vote” occurs when a bank or broker holding shares for a beneficial owner does not vote on a proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Banks and brokers will have discretionary voting power for the ratification of the appointment of Deloitte as our independent registered public accounting firm for fiscal year 2024 (Proposal 2), but not for voting on the election of the director nominees (Proposal 1), voting to approve our Fourth Amended and Restated Certificate of Incorporation (Proposal 3), or voting on the approval, on an advisory basis, of the compensation of our named executive officers (Proposal 4).
Required Votes for Action to be Taken
The following table summarizes the votes required for passage of each proposal and the effect of abstentions and uninstructed shares held by brokers.
Proposal	Vote Required	Effect of Abstentions	Effect of Broker Non-Votes
1. Election director nominees
A plurality of the votes cast (the twelve nominees receiving the highest number of “FOR” votes cast will be elected)
See “Proposal 1 Election of Directors — Directors Standing for Re-Election — Majority Vote Director Resignation Policy” (above) regarding the requirement that director nominees tender their resignation if they receive a greater number of votes “withheld” from their election than votes “for” their election.
		No effect	No effect
2. Ratification of the appointment of Deloitte as our independent registered public accounting firm for fiscal year 2024	Majority of shares present in person, including by means of remote communication, or represented by proxy and entitled to vote	Same as a vote “Against”	Voted in the broker’s discretion

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Proposal	Vote Required	Effect of Abstentions	Effect of Broker Non-Votes
3. Adoption of our Fourth Amended and Restated Certificate of Incorporation	Majority of all shares issued and outstanding and entitled to vote	Same as a vote “Against”	Same as a vote “Against”
4. Advisory vote to approve the compensation of our named executive officers	Majority of shares present in person, including by means of remote communication, or represented by proxy and entitled to vote	Same as a vote “Against”	No effect
Brokers and custodians cannot vote uninstructed shares on your behalf for Proposal 1, Proposal 3 or Proposal 4. For your vote to be counted, you must submit your voting instruction form to your broker or custodian or vote at the Annual Meeting via the Annual Meeting Website.
Other Business to be Considered
Our Board does not intend to present any business at the Annual Meeting other than the proposals described in this Proxy Statement and knows of no other matters that are likely to be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, your proxies will act on such matter in their discretion.

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Miscellaneous
Stockholder Proposals for the 2025 Annual Meeting of Stockholders
Any proposal of a stockholder intended to be included in our proxy statement for the 2025 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8 must be received by us no later than August [•], 2024, unless the date of our 2025 Annual Meeting of Stockholders is more than 30 days before or after January 18, 2025, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials. All proposals should be directed to our Corporate Secretary, The Simply Good Foods Company, 1225 17th Street, Suite 1000, Denver, Colorado 80202.
A stockholder nomination of a person for election to our Board or a proposal for consideration at our 2024 Annual Meeting of Stockholders not intended to be included in our proxy statement pursuant to SEC Rule 14a-8 must be submitted in accordance with the advance notice procedures and other requirements set forth in our Bylaws. Pursuant to our Bylaws, if a stockholder wishes to present a proposal for consideration at an annual meeting, they must send written notice of the proposal to our Corporate Secretary by no earlier than the 120th day prior and no later than the 90th day prior to the first anniversary of the date of the preceding year’s annual meeting. For our 2025 Annual Meeting of Stockholders, this notice must be received no earlier than September 20, 2024, and no later than October 20, 2024. We will include your proposal in our proxy statement for the 2025 Annual Meeting of Stockholders if it is a proposal that we are required to include in our proxy statement pursuant to the rules of the SEC. You must send your proposal to our principal executive offices to our Corporate Secretary, The Simply Good Foods Company, 1225 17th Street, Suite 1000, Denver, Colorado 80202.
In addition to satisfying the requirements under our Bylaws and providing the information required thereunder to the Company, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth any additional information required by Rule 14a-19 under the Exchange Act to comply with the universal proxy rules, which notice must be postmarked or transmitted electronically to us at our principal executive offices at the address above no later than November 19, 2024. However, if the date of the 2025 annual meeting is changed by more than 30 calendar days from the anniversary date of the 2024 Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2025 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2025 Annual Meeting is first made.
Expenses of Soliciting Proxies
Certain of our officers and employees may solicit proxies by mail, telephone, fax, e-mail or in person and will not receive any additional compensation for such efforts. We will pay all other costs associated with this proxy statement and the solicitation of proxies. Upon request, we will reimburse stockbrokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of our common stock. We also have retained Morrow Sodali LLC, 333 Ludlow St., 5th Floor, South Tower, Stamford, Connecticut 06902, to assist in the solicitation of proxies for an estimated fee of $12,500, plus reimbursement of reasonable expenses.
Householding
Any stockholder, including both stockholders of record and beneficial holders who own their shares through a broker, bank or other nominee, who share an address with another holder of our common stock is only being sent one set of proxy materials, unless such holder has provided contrary instructions. We will deliver promptly upon written or oral request a separate copy of these materials to any holder at a shared address to which a single copy of the proxy materials was delivered. If you wish to opt out of householding and receive a separate copy of these materials in the future or if you are receiving multiple copies and would like to receive a single copy, you may do so at any time prior to thirty (30) days before the mailing of the proxy materials (which typically will be in December of each year) by notifying us in writing at: The Simply Good Foods Company, Attn: Corporate Secretary, 1225 17th Street, Suite 1000, Denver, Colorado 80202 or by telephone at 303-633-2840.
Other Matters
We do not intend to bring before the Annual Meeting any matters other than the proposals specifically described above, and we know of no matters other than those to come before the Annual Meeting. If any other matters properly come before the Annual Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the recommendation of our management on such matters, including any matters dealing with the conduct of the Annual Meeting.
By Order of the Board of Directors,
James M. Kilts
Chairman of the Board of Directors
December [•], 2023
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Annex I
THE SIMPLY GOOD FOODS COMPANY
Rule 10D-1 Incentive Compensation Recovery Policy
Adopted by the Board of Directors: July 13, 2023
1.   Purpose
The purpose of The Simply Good Foods Company Rule 10D-1 Incentive Compensation Recovery Policy (this “Policy”) is to provide for the recovery of certain Incentive-Based Compensation in the event of an Accounting Restatement as defined below. This Policy is intended to comply with, and to be administered and interpreted consistent with, Section 10D of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Rule 10D-1 promulgated under the Exchange Act (“Rule 10D-1”), and Listing Rule 5608 adopted by the Nasdaq Stock Market LLC (“Nasdaq”) (the “Listing Standards”). Unless otherwise defined in this Policy, capitalized terms shall have the meanings set forth in Section 10 below.
2.   Policy for Recovery of Erroneously Awarded Compensation
In the event of an Accounting Restatement, the Company will recover reasonably promptly the amount of any Erroneously Awarded Compensation Received by an Executive Officer during the Recovery Period.
3.   Administration
3.1.
This Policy shall be administered by the Compensation Committee, except that the Board may determine to act as the administrator or designate another committee of the Board to act as the administrator with respect to any portion of this Policy other than Section 3.3 (the “Administrator”). The Administrator is authorized to interpret and construe this Policy and to make all determinations necessary, appropriate, or advisable for the administration of this Policy.

3.2.
The Administrator is authorized to take appropriate steps to implement this Policy and may effect recovery hereunder by: (i) requiring payment to the Company, (ii) set-off, (iii) reducing compensation, or (iv) such other means or combination of means as the Administrator determines to be appropriate.

3.3.
The Company need not recover Erroneously Awarded Compensation if and to the extent that the Compensation Committee determines that such recovery is impracticable and not required under Rule 10D-1 and the Listing Standards because: (i) the direct expense paid to a third party to assist in enforcing this Policy would exceed the amount to be recovered after making a reasonable attempt to recover, (ii) recovery would violate home country law adopted prior to November 28, 2022, after obtaining the opinion of home country counsel acceptable to Nasdaq, or (iii) recovery would likely cause an otherwise tax-qualified broad-based retirement plan to fail the requirements of Section 401(a)(13) or Section 411(a) of the Internal Revenue Code of 1986, as amended, and regulations thereunder.

3.4.
Any determinations made by the Administrator under this Policy shall be final and binding on all affected individuals and need not be uniform with respect to each individual covered by this Policy.

4.   Other Recovery Rights; Company Claims
Any right of recovery pursuant to this Policy is in addition to, and not in lieu of, any other remedies or rights of recovery that may be available to the Company under applicable law or pursuant to the terms of any other compensation recovery policy of the Company that may be in effect from time to time, including in any employment agreement, plan or award agreement, or similar agreement and any other legal remedies available to the Company. Nothing contained in this Policy and no recovery hereunder shall limit any claims, damages, or other legal remedies the Company may have against an individual arising out of or resulting from any actions or omissions by such individual.
5.   Reporting and Disclosure
The Company shall file all disclosures with respect to this Policy in accordance with the requirements of federal securities laws.
6.   Indemnification Prohibition
Notwithstanding the terms of any indemnification or insurance policy or any contractual arrangement that may be interpreted to the contrary, the Company shall not indemnify any individual with respect to amount(s) recovered under this Policy or

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claims relating to the enforcement of this Policy, including any payment or reimbursement for the cost of third-party insurance purchased by such individual to fund potential clawback obligations hereunder.
7.   Amendment; Termination
The Board or the Compensation Committee may amend or terminate this Policy from time to time in its discretion as it deems appropriate and shall amend this policy as it deems necessary to comply with applicable law or any rules or standards adopted by a national securities exchange or association on which the Company’s securities are listed; provided, however, that no amendment or termination of this Policy shall be effective to the extent it would cause the Company to violate any federal securities laws, Securities and Exchange Commission rule or the rules or standards of any national securities exchange or association on which the Company’s securities are listed.
8.   Successors
This Policy shall be binding and enforceable against all individuals who are or were Executive Officers and their beneficiaries, heirs, executors, administrators, or other legal representatives.
9.   Effective Date
This Policy is effective only for Incentive-Based Compensation Received by an Executive Officer on or after the Effective Date.
10.   Definitions.   For purposes of this Policy, the following terms shall have the meanings set forth below:
10.1.
“Accounting Restatement” means an accounting restatement of the Company’s financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, including any accounting restatement required to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.

10.2.
“Administrator” has the meaning set forth in Section 3.1 hereof.

10.3.
“Board” means the Company’s Board of Directors.

10.4.
“Company” means The Simply Good Foods Company, a Delaware corporation, and its affiliates.

10.5.
“Committee” means the Compensation Committee of the Board.

10.6.
“Effective Date” means October 2, 2023.

10.7.
“Erroneously Awarded Compensation” means the amount, as determined by the Administrator, of Incentive-Based Compensation received by an Executive Officer that exceeds the amount of Incentive-Based Compensation that would have been received by the Executive Officer had it been determined based on the restated amounts. For Incentive-Based Compensation based on stock price or total shareholder return (“TSR”) the Administrator will determine the amount based on a reasonable estimate of the effect of the Accounting Restatement on the stock price or TSR upon which the Incentive-Based Compensation was received, and the Company will maintain documentation of the determination of that reasonable estimate and provide the documentation to Nasdaq. In all cases, the amount to be recovered will be calculated without regard to any taxes paid by the Executive Officer with respect of the Erroneously Awarded Compensation.

10.8.
“Executive Officers” means the Company’s current and former executive officers as determined by the Administrator in accordance with Rule 10D-1 and the Listing Standards. Generally, Executive Officers include any executive officer designated by the Board as an “officer” under Rule 16a-1(f) under the Exchange Act.

10.9.
“Financial Reporting Measure” means (i) any measure that is determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements and any measure derived wholly or in part from such a measure, and (ii) any measure based wholly or in part on the Company’s stock price or total shareholder return. A Financial Reporting Measure need not be presented within the Company’s financial statements or included in a filing with the Securities and Exchange Commission.

10.10.
“Incentive-Based Compensation” means any compensation granted, earned, or vested based in whole or in part on the Company’s attainment of a Financial Reporting Measure that was Received by an individual (i) on or after the Effective Date and after such individual began service as an Executive Officer, (ii) who served as an Executive Officer at any time during the performance period for the Incentive-Based Compensation and (iii) while the Company had a listed class of securities on a national securities exchange or association.

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10.11.
Incentive-Based Compensation is deemed to be “Received” in the Company’s fiscal period during which the Financial Reporting Measure specified in the Incentive-Based Compensation award is attained, even if the payment or grant of such Incentive-Based Compensation occurs after the end of that period.

10.12.
“Recovery Period” means the three completed fiscal years immediately preceding the date that the Company is required to prepare the applicable Accounting Restatement and any “transition period” as described under Rule 10D-1 and the Listing Standards. For purposes of this Policy, the “date that the Company is required to prepare the applicable Accounting Restatement” is the earlier to occur of (i) the date the Board, a committee of the Board, or the officer or officers of the Company authorized to take such action if Board action is not required, concludes, or reasonably should have concluded, that the Company is required to prepare an Accounting Restatement, or (ii) the date a court, regulator, or other legally authorized body directs the Company to prepare an Accounting Restatement.

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Annex II
FOURTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
THE SIMPLY GOOD FOODS COMPANY
ARTICLE ONE
The name of the corporation is The Simply Good Foods Company (the “Corporation”).
ARTICLE TWO
The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, Wilmington, Delaware 19808, County of New Castle. The name of its registered agent at such address is Corporation Service Company.
ARTICLE THREE
The nature and purpose of the business of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (“DGCL”).
ARTICLE FOUR
Section 1.   Authorized Shares.   The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 700,000,000 shares, consisting of:
1.
100,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”); and

2.
600,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”).

The Preferred Stock and the Common Stock shall have the designations, rights, powers and preferences and the qualifications, restrictions and limitations thereof, if any, set forth below.
Section 2.   Preferred Stock.   The Board of Directors of the Corporation (the “Board of Directors”) is authorized, subject to limitations prescribed by law, to provide, by resolution or resolutions for the issuance of shares of Preferred Stock in one or more series, and with respect to each series, to establish the number of shares to be included in each such series, and to fix the voting powers (if any), designations, powers, preferences, and relative, participating, optional or other special rights, if any, of the shares of each such series, and any qualifications, limitations or restrictions thereof. The powers, preferences, and relative, participating, optional and other special rights of each series of Preferred Stock and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Subject to applicable law and within the limitations or restrictions stated in any resolution or resolutions of the Board of Directors fixing the number of shares constituting a series of Preferred Stock, the Board of Directors may increase or decrease (but not below the number of shares of any such series of Preferred Stock then outstanding and not above the total number of authorized shares of Preferred Stock) by resolution the number of shares of any such series of Preferred Stock. In the event that the number of shares of any series of Preferred Stock shall be so decreased, the shares constituting such decrease shall resume the undesignated status of authorized and unissued shares of Preferred Stock subject to the requirements of applicable law. Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the approval of the Board of Directors and by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in an election of directors, without the separate vote of the holders of the Preferred Stock as a class, irrespective of the provisions of Section 242(b)(2) of the DGCL.
Section 3.   Common Stock.
(a)
Except as otherwise provided by the DGCL or this second amended and restated certificate of incorporation (the “Certificate of Incorporation”) and subject to the rights of holders of any series of Preferred Stock, all of the voting power of the stockholders of the Corporation shall be vested in the holders of the Common Stock. Each share of Common Stock shall entitle the holder thereof to one vote for each share held by such holder on all

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matters voted upon by the stockholders of the Corporation; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designation relating to any series of Preferred Stock) or pursuant to the DGCL.
(b)
Except as otherwise required by law or expressly provided in this Certificate of Incorporation, each share of Common Stock shall have the same powers, rights and privileges and shall rank equally, share ratably and be identical in all respects as to all matters.

(c)
Subject to the rights of the holders of Preferred Stock and to the other provisions of applicable law and this Certificate of Incorporation, holders of Common Stock shall be entitled to receive equally, on a per share basis, such dividends and other distributions in cash, securities or other property of the Corporation if, as and when declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

(d)
In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the Corporation’s debts and any other payments required by law and amounts payable upon shares of Preferred Stock ranking senior to the shares of Common Stock upon such dissolution, liquidation or winding up, if any, the remaining net assets of the Corporation shall be distributed to the holders of shares of Common Stock and the holders of shares of any other class or series ranking equally with the shares of Common Stock upon such dissolution, liquidation or winding up, equally on a per share basis. A merger or consolidation of the Corporation with or into any other corporation or other entity, or a sale or conveyance of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to its stockholders) shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the Corporation within the meaning of this Paragraph (d).

ARTICLE FIVE
The Corporation is to have perpetual existence.
ARTICLE SIX
Section 1.   Board of Directors.   The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation (as amended and restated, the “Bylaws”), the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation except for such powers, acts and things that are by the DGCL, the Certificate of Incorporation, or the Bylaws required to be exercised or done by the stockholders.
Section 2.   Number of Directors.   Subject to any rights of the holders of any class or series of Preferred Stock to elect additional directors under specified circumstances or otherwise, the number of directors which shall constitute the Board of Directors shall be fixed from time to time exclusively by resolution of the Board.
Section 3.   Election and Term of Office.   The directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting of the stockholders and entitled to vote in the election of directors; provided that, whenever the holders of any class or series of capital stock of the Corporation are entitled to elect one or more directors pursuant to the provisions of this Certificate of Incorporation (including, but not limited to, any duly authorized certificate of designation), such directors shall be elected by a plurality of the votes of such class or series present in person or represented by proxy at the meeting of the stockholders and entitled to vote in the election of such directors. Subject to the rights of the holders of any series of Preferred Stock then outstanding and notwithstanding any other provision of this Certificate of Incorporation, at each annual meeting of stockholders commencing with the 2021 annual meeting of stockholders, directors of the corporation other than those in the 2022 Class and 2023 Class (each as defined below) shall be elected for a term of one year, expiring at the next succeeding annual meeting of stockholders. Each director of the corporation who was elected at the 2019 annual meeting of stockholders for a three-year term expiring in 2022 (the “2022 Class”), and each director of the corporation who was elected at the 2020 annual meeting of stockholders for a three-year term expiring in 2023 (the “2023 Class”), including any person appointed to fill any vacancy occurring with respect to any director in the 2022 Class or the 2023 Class (each of whom shall be deemed to be a member of the class of directors in which the vacancy occurred), shall continue to hold office until the end of the term for which such director was elected or appointed, as applicable. Commencing with the 2022 annual meeting of stockholders, all directors of the corporation other

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than those in the 2023 Class will be elected for a term of one year, and (b) commencing with the 2023 annual meeting of stockholders, all directors of the corporation will be elected for a term of one-year. In all cases, each director shall serve until such director’s successor has been duly elected and qualified or until such director’s earlier death, resignation, or removal. Subject to the rights of the holders of any series of Preferred Stock then outstanding and notwithstanding any other provision of this Certificate of Incorporation, except as otherwise provided by law, each director serving in a class of directors for a term expiring at the third annual meeting of stockholders following the election of such class may be removed only for cause by the affirmative vote of the holders of a majority of the voting power of all then outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors, and all other directors may be removed with or without cause by the affirmative vote of the holders of a majority of the voting power of all then outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors. Any director may resign at any time upon written notice to the Corporation.
Section 4.   Newly-Created Directorships and Vacancies.   Subject to the rights of the holders of any series of Preferred Stock then outstanding and except as otherwise set forth in the Nomination Agreement, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, disqualification, removal from office or any other cause may be filled only by resolution of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected or appointed to fill a vacancy shall serve for the unexpired term of his or her predecessor in office and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. A director elected or appointed to fill a position resulting from an increase in the number of directors shall hold office until the next election of the class for which such director shall have been elected or appointed and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. No decrease in the authorized number of directors shall shorten the term of any incumbent director.
Section 5.   Rights of Holders of Preferred Stock.   Notwithstanding the provisions of this ARTICLE SIX, whenever the holders of one or more series of Preferred Stock shall have the right, voting separately or together by series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorship shall be subject to the rights of such series of Preferred Stock.
Section 6.   Advance Notice.   Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.
ARTICLE SEVEN
Section 1.   Limitation of Liability.
(a)
To the fullest extent permitted by the DGCL as it now exists or may hereafter be amended (but, in the case of any such amendment, only to the extent such amendment permits the Corporation to provide broader exculpation than permitted prior thereto), no director or officer of the Corporation shall be liable to the Corporation or its stockholders for monetary damages arising from a breach of fiduciary duty as a director or officer.

(b)
Any amendment, repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such amendment, repeal or modification with respect to any act, omission or other matter occurring prior to such amendment, repeal or modification.

ARTICLE EIGHT
Section 1.   Action by Written Consent.   Any action required or permitted to be taken by the Corporation’s stockholders may be taken only at a duly called annual or special meeting of the Corporation’s stockholders and the power of stockholders to consent in writing without a meeting is specifically denied.
Section 2.   Special Meetings of Stockholders.   Subject to the rights of the holders of any series of Preferred Stock then outstanding and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by or at the direction of the Board of Directors or the Chairman of the Board of Directors. Any business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice of the meeting.
ARTICLE NINE
Section 1.   Certain Acknowledgments.
(a)
To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not

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apply with respect to the Corporation or any of its officers or directors, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation only with respect to a corporate opportunity that was offered in writing to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue. In recognition and anticipation that (i) the directors, officers, employees or representatives of Atkins Holdings LLC (“Atkins Holdings”), Conyers Park Sponsor LLC (“Conyers Park Sponsor”) Centerview Capital Holdings LLC (“Centerview Capital”), and Centerview Partners (and together with Centerview Capital, Conyers Park Sponsor and Atkins Holdings, each a “Sponsor Entity”) and their respective Affiliates may serve as directors and/or officers of the Corporation, (ii) the Sponsor Entities and their respective Affiliates engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (iii) that the Corporation may engage in material business transactions with the Sponsor Entities or their respective Affiliates and that the Corporation is expected to benefit therefrom, the provisions of this ARTICLE NINE are set forth to regulate and define the conduct of certain affairs of the Corporation as they may involve the Sponsor Entities or their respective Affiliates, and the powers, rights, duties and liabilities of the Corporation and its officers, directors and stockholders in connection therewith.
(b)
No Sponsor Entity nor any of their respective Affiliates shall have any duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Corporation and no Sponsor Entity nor any officer, director or representative thereof (except as provided in the first sentence of paragraph (a) above) shall be liable to the Corporation or its stockholders for breach of any fiduciary duty solely by reason of any such activities of such Sponsor Entity or any of their respective Affiliates. In the event that a Sponsor Entity or any of their respective Affiliates acquires knowledge of a potential transaction or matter which may be a corporate opportunity for itself and the Corporation, no Sponsor Entity nor any of their respective Affiliates shall have any duty to communicate or offer such corporate opportunity to the Corporation and shall not be liable to the Corporation or its stockholders for breach of any fiduciary duty as a stockholder of the Corporation solely by reason of the fact that a Sponsor Entity or any of their respective Affiliates pursues or acquires such corporate opportunity for itself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Corporation.

(c)
In addition to and notwithstanding the foregoing provisions of this ARTICLE NINE, a corporate opportunity shall not be deemed to belong to the Corporation if it is a business opportunity that the Corporation is not financially able or contractually permitted or legally able to undertake, or that is, from its nature, not in the line of the Corporation’s business or is of no practical advantage to it or that is one in which the Corporation has no interest or reasonable expectancy.

(d)
Except as provided in the first sentence of paragraph (a) above, if a director or officer of the Corporation who is also a director, officer, employee or representative of a Sponsor Entity or any of their respective Affiliates acquires knowledge of a potential transaction or matter which may be a corporate opportunity, the Corporation shall have no interest in such corporate opportunity and no expectancy that such corporate opportunity be offered to it, any such interest or expectancy being hereby renounced, so that such person shall have no duty to present such corporate opportunity to the Corporation and shall have the right to hold and exploit any such corporate opportunity for its (and its officers’, employees’, directors’, agents’, stockholders’, members’, partners’, affiliates’ or subsidiaries’) own account or to direct, sell, assign or transfer such corporate opportunity to persons other than the Corporation. Such person shall not breach any fiduciary duty to the Corporation or to its stockholders by reason of the fact that such person does not present such corporate opportunity to the Corporation or pursues, acquires or exploits such corporate opportunity for itself or directs, sells, assigns or transfers such corporate opportunity to another person.

Section 2.   Deemed Notice.   Any person or entity purchasing or otherwise acquiring or holding any interest in any shares of the Corporation shall be deemed to have notice of and to have consented to the provisions of this ARTICLE NINE.
Section 3.   Severability.   To the extent that any provision or part of any provision of this ARTICLE NINE is found to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision or part of any other provision of this ARTICLE NINE.

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ARTICLE TEN
Section 1.   Section 203 of the DGCL.   The Corporation expressly elects not to be subject to the provisions of Section 203 of the DGCL.
Section 2.   Business Combinations with Interested Stockholders.   Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation’s Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act of 1934, as amended (the “Exchange Act”) with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:
(a)
prior to such time, the Board approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or

(b)
upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least eighty-five percent (85%) of the voting stock outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers of the Corporation and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

(c)
at or subsequent to that time, the business combination is approved by the Board and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66-2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Certain Definitions. Solely for purposes of this ARTICLE TEN, references to:
(a)
“affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

(b)
“associate,” when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of twenty percent (20%) or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a twenty percent (20%) beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(c)
“business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:

(i).
any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation this Section 2 is not applicable to the surviving entity;

(ii).
any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to ten percent (10%) or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

(iii).
any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g) of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all stockholders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all stockholders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c)-(e) of this subsection (iii) shall there be an increase in the interested

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stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments); or
(iv).
any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder.

(d)
“control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of twenty percent (20%) or more of the voting power of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this ARTICLE TEN, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(e)
“Exempted Person” means Centerview Capital Holdings LLC, Conyers Park Sponsor LLC and their respective affiliates, any of their respective direct or indirect transferees of at least 15% of the Corporation’s outstanding common stock and any “group” of which any such person is a part under Rule 13d-5 of the Exchange Act, as in effect at the Effective Time.

(f)
“interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of fifteen percent (15%) or more of the voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of fifteen percent (15%) or more of the voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; but “interested stockholder” shall not include (a) any Exempted Person, or (b) any person whose ownership of shares in excess of the fifteen percent (15%) limitation set forth herein is the result of any action taken solely by the Corporation; provided that with respect to clause (b) such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(g)
“owner,” including the terms “own” and “owned,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

1.
beneficially owns such stock, directly or indirectly;

2.
has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or

3.
has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (2) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

(h)
“person” means any individual, corporation, partnership, unincorporated association or other entity.

(i)
“stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

II-6    2024 Proxy Statement

(j)
“voting stock” means stock of any class or series entitled to vote generally in the election of directors.

ARTICLE ELEVEN
Section 1.   Amendments to the Bylaws.   Subject to the rights of holders of any series of Preferred Stock then outstanding, in furtherance and not in limitation of the powers conferred by law, the Bylaws may be amended, altered or repealed and new bylaws made by (i) the Board or (ii) in addition to any other vote otherwise required by law, the affirmative vote of the holders of at least fifty percent (50%) of the voting power of the then outstanding Voting Stock, voting together as a single class.
Section 2.   Amendments to this Certificate of Incorporation.   Subject to the rights of holders of any series of Preferred Stock then outstanding, notwithstanding any other provision of this Certificate of Incorporation or the Bylaws, and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law or otherwise, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock required by law or otherwise, this Certificate of Incorporation may not be altered, amended or repealed in any respect, nor may any provision of this Certificate of Incorporation or the Bylaws inconsistent therewith be adopted, unless in addition to any other vote required by this Certificate of Incorporation or otherwise required by law, such alteration, amendment, repeal or adoption is approved by the affirmative vote of holders of at least fifty percent (50%) of the voting power of all outstanding shares of Voting Stock, voting together as a single class, at a meeting of the Corporation’s stockholders called for that purpose.
ARTICLE TWELVE
Section 1.   Exclusive Forum.   (A) Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Certificate or the Bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction. (B) Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, against the Corporation or any director or officer or other employee of the Corporation.
Section 2.   Consent to Jurisdiction.   If any action the subject matter of which is within the scope of Section 1(A) immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 1(A) immediately above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
Section 3.   Severability.   If any provision or provisions of this Article XII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XII (including, without limitation, each portion of any sentence of this Article XII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.

2024 Proxy Statement    II-7

Annex III
Reconciliation of Adjusted EBITDA and Net Debt to Adjusted EBITDA
Adjusted EBITDA.   EBITDA and Adjusted EBITDA are non-GAAP financial measures commonly used in our industry and should not be construed as alternatives to net income as an indicator of operating performance or as alternatives to cash flow provided by operating activities as a measure of liquidity (each as determined in accordance with GAAP). Simply Good Foods defines EBITDA as net income or loss before interest income, interest expense, income tax expense, depreciation and amortization, and Adjusted EBITDA as further adjusted to exclude the following items: stock-based compensation expense, term loan transaction fees, executive transition costs, integration costs, restructuring costs, loss in fair value change of warrant liability, and other non-core expenses. The Company believes that EBITDA and Adjusted EBITDA, when used in conjunction with net income, are useful to provide additional information to investors. Management of the Company uses EBITDA and Adjusted EBITDA to supplement net income because these measures reflect operating results of the on-going operations, eliminate items that are not directly attributable to the Company’s underlying operating performance, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to the key metrics the Company’s management uses in its financial and operational decision making. The Company also believes that EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in its industry. EBITDA and Adjusted EBITDA may not be comparable to other similarly titled captions of other companies due to differences in the non-GAAP calculation.
The following unaudited table provides a reconciliation of EBITDA and Adjusted EBITDA to the most directly comparable GAAP measure, which is net income, for the fifty-two weeks ended August 26, 2023 and August 27, 2022.
(In thousands)	52-Weeks Ended August 26, 2023	52-Weeks Ended August 27, 2022
Net income	$133,575	$108,574
Interest income	(1,144)	(15)
Interest expense	30,068	21,881
Income tax expense	42,117	41,995
Depreciation and amortization	20,253	19,299
EBITDA	224,869	191,734
Stock-based compensation expense	14,480	11,697
Executive Transition costs	3,390	—
Term loan transaction fees	2,423	—
Integration of Quest	—	468
Restructuring	—	98
Loss in fair value change of warrant liability	—	30,062
Other*	393	(16)
Adjusted EBITDA	$245,555	$234,043

*
Other items consist principally of exchange impact of foreign currency transactions and other expenses.

Reconciliation of Adjusted Diluted Earnings Per Share
Adjusted Diluted Earnings per Share.    Adjusted Diluted Earnings per Share is a non-GAAP financial measure commonly used in our industry and should not be construed as an alternative to diluted earnings per share as an indicator of operating performance. Simply Good Foods defines Adjusted Diluted Earnings Per Share as diluted earnings per share before depreciation and amortization, loss in fair value change of warrant liability, stock-based compensation expense, term loan transaction fees, executive transition costs, and other non-core expenses, on a theoretical tax effected basis of such adjustments. The tax effect of such adjustments to Adjusted Diluted Earnings Per Share is calculated by applying an overall assumed statutory tax rate to each gross adjustment as shown in the reconciliation to Adjusted EBITDA, as previously defined. The assumed statutory tax rate reflects a normalized effective tax rate estimated based on assumptions regarding the Company’s statutory and effective tax rate for each respective reporting period, including the current and deferred tax effects of each adjustment, and is adjusted for the effects of tax reform, if any. The Company consistently applies the overall assumed statutory tax rate to periods throughout each fiscal year and reassesses the overall assumed statutory rate on

2024 Proxy Statement    III-1

annual basis. The Company believes that the inclusion of these supplementary adjustments in presenting Adjusted Diluted Earnings per Share, when used in conjunction with diluted earnings per share, are appropriate to provide additional information to investors, reflects more accurately operating results of the on-going operations, enhances the overall understanding of past financial performance and future prospects and allows for greater transparency with respect to the key metrics the Company uses in its financial and operational decision making. The Company also believes that Adjusted Diluted Earnings per Share is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in its industry. Adjusted Diluted Earnings per Share may not be comparable to other similarly titled captions of other companies due to differences in the non-GAAP calculation.
The following unaudited table below provides a reconciliation of Adjusted Diluted Earnings Per Share to the most directly comparable GAAP measure, which is diluted earnings per share, for the fifty-two weeks ended August 26, 2023:
52-Weeks Ended August 26, 2023
Diluted earnings per share	$1.32
Depreciation and amortization	0.20
Stock-based compensation expense	0.14
Executive transition costs	0.03
Term debt extension transaction costs	0.02
Tax effects of adjustments(1)	(0.09)
Dilution impact from adjustments	—
Adjusted diluted earnings per share	$1.63

(1)
This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. The tax effect of each adjustment is computed (i) by dividing the gross amount of the adjustment, as shown in the Adjusted EBITDA reconciliation, by the number of diluted weighted average shares outstanding for the applicable fiscal period and (ii) applying an overall assumed statutory tax rate of 25% for the thirteen and fifty-two weeks ended August 26, 2023, as well as the thirteen and fifty-two weeks ended August 27, 2022.

Reconciliation of Net Debt to Adjusted EBITDA
Net Debt to Adjusted EBITDA.    Net Debt to Adjusted EBITDA is a non-GAAP financial measure which Simply Good Foods defines as the total debt outstanding under our credit agreement with Barclays Bank PLC and other parties (“Credit Agreement”), reduced by cash and cash equivalents, and divided by the trailing twelve months of Adjusted EBITDA, as previously defined.
The following unaudited table below provides a reconciliation of Net Debt to Adjusted EBITDA as of August 26, 2023:
(In thousands)	August 26, 2023
Total debt outstanding under the Credit Agreement	$285,000
Less: cash and cash equivalents	(87,715)
Net Debt	$197,285
Adjusted EBITDA	$245,555
Net Debt to Adjusted EBITDA	0.8x

III-2    2024 Proxy Statement

PRELIMINARY COPY - SUBJECT TO COMPLETION THE SIMPLY GOOD FOODS COMPANY 1225 17TH ST, SUITE 1000 DENVER, CO 80202 ATTN: CORPORATE SECRETARY VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SMPL2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV25967-P00601 THE SIMPLY GOOD FOODS COMPANY PRELIMINARY COPY - SUBJECT TO COMPLETION The Board of Directors recommends you vote FOR the following: 1. Election of the 12 director nominees Nominees: 1a. Clayton C. Daley, Jr. 1e. Robert G. Montgomery 1c. Michelle P. Goolsby 1d. James M. Kilts 1h. Joseph E. Scalzo 1k. David J. West 1l. James D. White 1f. Brian K. Ratzan 1g. David W. Ritterbush 1i. Joseph J. Schena 1j. Geoff E. Tanner The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Withhold For Against Abstain 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2024 3. To approve the adoption of the Fourth Amended and Restated Certificate of Incorporation of The Simply Good Foods Company in the form attached as Annex II to the proxy statement 4. To approve, by an advisory vote, the compensation of our named executive officers NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com. V25968-P00601 THE SIMPLY GOOD FOODS COMPANY Annual Meeting of Stockholders January 18, 2024, 9:00 AM EST This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) Timothy R. Kraft and Neil J. Eckstein, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of THE SIMPLY GOOD FOODS COMPANY that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 9:00 AM EST on January 18, 2024, at www.virtualshareholdermeeting.com/SMPL2024 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, and in the discretion of the proxy holders with respect to such other business as may properly come before the meeting and any adjournment or postponement thereof. Continued and to be signed on reverse side